[Version #1]

PROSPECTUS

April 30, 2012
JNL® INVESTORS SERIES TRUST
Business Address: 1 Corporate Way • Lansing, Michigan 48951
Mailing Address: 225 W. Wacker Drive, Suite 1200 • Chicago, Illinois 60606

JNL/PPM America Total Return Fund (Class A)

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Trust’s securities, or determined whether this prospectus is accurate or complete. It is a criminal offense to state otherwise.

_______________

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I.	Summary Overview of Each Fund	1

Investment Objectives/Goals, Fee Table, Portfolio Turnover, Principal Investment Strategies & Risks, and Performance and Management; Purchase and Sale of Fund Shares; Tax Information; Payments to Financial Intermediaries

	JNL/PPM America Total Return Fund	1

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Summary

JNL/PPM America Total Return Fund
Class A

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent reports to shareholders, online at http://hosted.rightprospectus.com/Jackson/JNLInvestorSeriesTrust/. You can also get this information at no cost by calling 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com. The current Prospectus and SAI, both dated April 30, 2012, are incorporated by reference into (which means it legally is a part of) this Summary Prospectus.

Investment Objective. The investment objective of the Fund is to realize maximum total return, consistent with the preservation of capital and prudent investment management.

Expenses. The table below shows the fees and expenses you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable, and the total expenses would be higher if they were included.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses	0.01%
Acquired Fund Fees and Expenses1	0.04%
Total Annual Fund Operating Expenses	0.85%

1 Because the Fund invests in Investment Companies, the Fund will indirectly bear its pro rata share of fees and expenses of the RICs in addition to the other expenses shown. Amount is based upon the allocations to the RICs during the period ended December 31, 2011. Current allocations may be different, and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming: (1) a 5% annual return each year; (2) all dividends and distributions are reinvested; and (3) the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$87	$271	$471	$1,049

Portfolio Turnover (% of average value of portfolio). The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance.

Period
11/1/2011 – 12/31/2011	33%

Principal Investment Strategies. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of fixed-income investments of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents. For purposes of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the fixed income instruments mentioned above. The average portfolio duration of the Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index. The Fund seeks to manage duration versus the duration of the benchmark as a reflection of its expectation for future changes in interest rates.

The Fund may invest up to 20% of its total assets in high-yield securities (“junk bonds”) rated B or higher by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by the Sub-Adviser to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers, including emerging markets issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund’s total assets.

The Fund may invest all of its assets in derivative instruments such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into purchase and sale contracts of mortgage pools or by using other investment techniques (such as buybacks or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•	Counterparty and settlement risk – Trading options, futures contracts and other derivative financial instruments entails credit and settlement risk on the counterparties.
•
Credit risk – The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

•
Currency risk – The Fund’s net asset value (“NAV”) could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

•
Derivatives risk – Investing in derivative instruments, such as, swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, to be announced (TBAs) securities, interest rate swaps, credit default swaps, and certain exchange traded funds, involves risks, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.

•
Emerging market risk – Investments in emerging markets involve greater risk resulting from economic and political systems that typically are less developed, and likely to be less stable, than those of more advanced countries. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions or from problems in security registration or settlement and custody. The Fund will also be subject to the risk of negative foreign currency rate fluctuations.

•
Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. Through its ownership structure, the Adviser has a number of global financial industry affiliated entities. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Funds may be prohibited or limited in effecting transactions in certain securities. The Adviser and the Funds may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements. Foreign regulators or foreign laws may impose position limits on securities held by the Funds, and the Funds may be limited as to which securities they may purchase or sell, as well as, the timing of such purchases or sales. These foreign regulatory limits may increase the Funds’ expenses and may limit the Funds’ performance.

•
Foreign securities risk – Investments in foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments and possible imposition of foreign withholding taxes on income payable on the securities. In addition, there is less publicly available information and more volatile or less liquid markets and foreign issuers may not be subject to the same accounting, auditing and recordkeeping standards and requirements as domestic issuers.

•
High-yield bonds, lower-rated bonds, and unrated securities risk – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by national ratings agencies. Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations.

•
Interest rate risk – When interest rates increase, fixed income securities generally will decline in value. Long-term fixed-income securities normally have more price volatility than short-term fixed-income securities. The value of equity investments, such as utilities and real estate securities, may be sensitive to interest rate changes.

•
Issuer risk – A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

•
Leveraging risk – Reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions and other derivatives, may give rise to a form of leverage. The effect of using leverage is to amplify the Fund’s gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, thus causing the Fund to be more volatile.

•
Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at advantageous times or prices. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

•
Market risk – All forms of securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•
Mortgage-related and other asset-backed risk – Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates and exhibit additional volatility. When interest rates decline, borrowers may pay off their mortgages sooner than expected, which can reduce the returns.

•	Portfolio turnover risk– Active trading may increase transaction costs, which may reduce performance and also may increase realized short-term capital gains and losses.
•
Prepayment risk – During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date and that the Fund may have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid debt security.

•
U.S. Government securities risk – Obligations issued by agencies and instrumentalities of the U.S. Government vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations; or (iv) supported only by the credit of the issuer. The maximum potential liability of the issuers of some U.S. Government Securities may greatly exceed their current resources, or their legal right to support from the U.S. Treasury.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Performance. The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 9/30/2009): 8.48%; Worst Quarter (ended 9/30/2011): 0.35%

Average Annual Total Returns as of December 31, 2011
	1 year	Life of Fund (December 29, 2008)
JNL/PPM America Total Return Fund (Class A)	8.25%	14.03%
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.72%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC (“JNAM”)

Sub-Adviser:
PPM America, Inc.

Portfolio Managers:
Name:	Joined Management Team In:	Title:
Michael T. Kennedy	2009	Senior Managing Director and Portfolio Manager
Matt Willey	2009	Managing Director and Portfolio Manager

Purchase and Sale of Fund Shares
Only separate accounts, registered investment companies, and/or qualified and non-qualified plans of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life contract issued by a separate account of Jackson or Jackson NY, or through a Jackson or Jackson NY fund of funds that invests in this Fund and directly through a qualified or non-qualified plan. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account, registered investment company or plan through which you invest indirectly.

This Fund is not sold to the general public but instead serves as an underlying investment by insurance companies, affiliated investment companies, and/or retirement plans for funding variable insurance contracts and retirement plans.

Tax Information
Because the Fund’s shareholders are the separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson or Jackson NY, the tax treatment of dividends and distributions will depend on the tax status of Jackson or Jackson NY, the investment companies, and the qualified and non-qualified plans. Accordingly, no discussion is included about the Federal personal income tax consequences to you, the contract owner or plan participant. For this information, you should consult the prospectus of the appropriate separate account or description of the plan and read the discussion of the Federal income tax consequences to variable insurance contract owners and plan participants.

Payments to Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

[Version #2]

PROSPECTUS

April 30, 2012
JNL® INVESTORS SERIES TRUST
Business Address:  1 Corporate Way • Lansing, Michigan 48951
Mailing Address:  225 W. Wacker Drive, Suite 1200 • Chicago, Illinois 60606

JNL Money Market Fund (Institutional Class)
JNL/PPM America Total Return Fund (Class A)

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Trust’s securities, or determined whether this prospectus is accurate or complete.  It is a criminal offense to state otherwise.

_______________

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I.	Summary Overview of Each Fund	1

Investment Objectives/Goals, Fee Table, Portfolio Turnover, Principal Investment Strategies & Risks, and Performance and Management; Purchase and Sale of Fund Shares; Tax Information; Payments to Financial Intermediaries

	JNL Money Market Fund	1
	JNL/PPM America Total Return Fund	4

II.	Additional Information About Each Fund	8

	Investment Objectives, Principal Investment Strategies, Related Risks, and Management

	JNL Money Market Fund	8
	JNL/PPM America Total Return Fund	10

III.	More About the Funds	12

IV.	Glossary of Risks	14

V.	Management of the Trust	18

Management of the Trust; Investment Adviser; Management Fee; Sub-Advisory Arrangements; Administrative Fee; Distribution Plan; The Distributor; Investment in Trust Shares; How Shares Are Priced; Disclosure of Portfolio Securities; Share Redemption

VI.	Investing in Fund Shares
		20
	Market Timing Policies And Exchange Limitations.

VII.	Other Fund Information	22

	Dividends, Distributions and Taxes; Privacy Program.

VIII.	Financial Highlights	24

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Summary

JNL Money Market Fund
Institutional Class

Investment Objective.  The investment objective of the Fund is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

Expenses. The table below shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.19%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.20%

Jackson National Asset Management, LLC has contractually agreed to waive fees and reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of each class of shares of the Fund, exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses, to an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than the Fund’s investment income for the period.  The fee waiver will continue for at least one year from the date of the current Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.  In addition, when the Fund receives income sufficient to pay a dividend, the Adviser may recapture previously waived fees and expenses for a period of three years.

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming: (1) a 5% annual return each year;  (2) all dividends and distributions are reinvested; and (3) the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Institutional Class
1 year	3 years	5 years	10 years
$20	$64	$113	$255

Principal Investment Strategies. The Fund invests in high-quality, U.S. dollar-denominated money market instruments that mature in 397 days or less.  The Fund primarily invests in money market instruments rated in one of the two highest short-term credit rating categories, including: (i) obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities or by state and local governments; (ii) time deposits, certificates of deposit and bankers acceptances, issued by banks and other lending institutions; (iii) commercial paper and other short-term obligations of U.S. and foreign issuers (including asset-backed securities); (iv) obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and (v) repurchase agreements on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Sub-Adviser manages the Fund to meet the requirements of Rule 2a-7 under the 1940 Act, including those as to quality, diversification and maturity.  The Fund may invest more than 25% of its assets in the banking industry.

The Fund seeks to maintain a stable net asset value of $1.00 per share.  Neither the Federal Deposit Insurance Company, nor any other government agency insures or protects your investment.

Principal Risks of Investing in the JNL Money Market Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund.  While the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself.

An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  A variety of factors may influence its investment performance, such as:

•
Credit risk – The Fund could lose money if the issuer or guarantor of a fixed income security, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

•
Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliated entities.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Funds may be prohibited or limited in effecting transactions in certain securities.  The Adviser and the Funds may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Funds, and the Funds may be limited as to which securities they may purchase or sell, as well as, the timing of such purchases or sales.  These foreign regulatory limits may increase the Funds’ expenses and may limit the Funds’ performance.

•
Foreign securities risk – Investments in foreign securities involve risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments and possible imposition of foreign withholding taxes on income payable on the securities.  In addition, there is less publicly available information and more volatile or less liquid markets and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements of domestic issuers.

•
Income risk - Which is the chance that the Fund’s income will decline because of falling interest rates. Because the Fund’s income may be based on short-term interest rates – which can fluctuate significantly over short periods – income risk is expected to be high.  The Fund’s distributions to shareholders may decline when interest rates fall.

•
Risk of investment in banking industry – Investment of more than 25% of total assets in securities issued by banks, would entail the risk of the factors influencing the health of the banking industry affecting performance.  These may include economic trends, industry competition and governmental actions, as well as factors affecting the financial stability of borrowers.  The bank securities typically are not insured by the federal government or other governmental entities and governments.  Securities that do not represent deposits have lower priority in the bank’s capital structure than those securities comprised of deposits. This lower priority means that, in the event of insolvency of the bank that issued the security, the security could become worth less than the Fund paid for it.

•
U.S. Government securities risk – Obligations issued by agencies and instrumentalities of the U.S. Government vary in the level of support they receive from the U.S. Government.  They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations; or (iv) supported only by the credit of the issuer.  The maximum potential liability of the issuers of some U.S. Government Securities may greatly exceed their current resources, or their legal right to support from the U.S. Treasury.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Performance.  The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of an index serving as a broad measure of market performance.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The 7-day yield on December 31, 2011, was 0.03%.

The index reflects no deduction for fees, expenses, or taxes.

Annual Total Returns as of December 31

Institutional Class

Best Quarter (ended 9/30/2007): 1.30%; Worst Quarter (ended 9/30/2011): 0.00%

Average Annual Total Returns as of December 31, 2011
	1 year	5 year	Life of Fund (November 1, 2005)
JNL Money Market Fund	0.05%	1.62%	2.22%
BoA Merrill Lynch Treasury Bill Index (3 month)	0.10%	1.48%	2.09%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC

Sub-Adviser:
Wellington Management Company, LLP

Purchase and Sale of Fund Shares
The Fund is not available for direct purchase by members of the public. All investments in the Fund must be made by JNAM or the relevant sub-adviserwhen it has been given discretionary investment authority as adviser or sub-adviser to investing entities.

There is no minimum amount required for initial or subsequent purchases. Shares of the Fund may be purchased, redeemed, or exchanged on any day the New York Stock Exchange is open for business.

All redemption requests must be submitted in writing.  Redemptions will be processed through written instruction received via fax, mail or email.  If instructions are delivered via fax or email, original instructions must follow via mail.

Tax Information
The Fund expects to declare dividends from net investment income daily and distribute monthly to shareholders. Distributions from net realized gains, if any, are declared and distributed at least annually. Distributions paid are subject to Federal income tax, and may be subject to state or local taxes. The tax status of any distributions paid generally remains the same regardless of how long you have been in a Fund and whether you reinvest your distributions or take them in cash.

Summary

JNL/PPM America Total Return Fund
Class A

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent reports to shareholders, online at http://hosted.rightprospectus.com/Jackson/JNLInvestorSeriesTrust/. You can also get this information at no cost by calling 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com.  The current Prospectus and SAI, both dated April 30, 2012, are incorporated by reference into (which means it legally is a part of) this Summary Prospectus.

Investment Objective. The investment objective of the Fund is to realize maximum total return, consistent with the preservation of capital and prudent investment management.

Expenses. The table below shows the fees and expenses you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable, and the total expenses would be higher if they were included.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses	0.01%
Acquired Fund Fees and Expenses1	0.04%
Total Annual Fund Operating Expenses	0.85%

1 Because the Fund invests in Investment Companies, the Fund will indirectly bear its pro rata share of fees and expenses of the RICs in addition to the other expenses shown. Amount is based upon the allocations to the RICs during the period ended December 31, 2011.  Current allocations may be different, and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming: (1) a 5% annual return each year;  (2) all dividends and distributions are reinvested; and (3) the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$87	$271	$471	$1,049

Portfolio Turnover (% of average value of portfolio). The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance.

Period
11/1/2011 – 12/31/2011	33%

Principal Investment Strategies. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of fixed-income investments of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents. For purposes of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the fixed income instruments mentioned above. The average portfolio duration of the Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index.  The Fund seeks to manage duration versus the duration of the benchmark as a reflection of its expectation for future changes in interest rates.

The Fund may invest up to 20% of its total assets in high-yield securities (“junk bonds”) rated B or higher by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by the Sub-Adviser to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers, including emerging markets issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund’s total assets.

The Fund may invest all of its assets in derivative instruments such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into purchase and sale contracts of mortgage pools or by using other investment techniques (such as buybacks or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•	Counterparty and settlement risk – Trading options, futures contracts and other derivative financial instruments entails credit and settlement risk on the counterparties.
•
Credit risk – The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

•
Currency risk – The Fund’s net asset value (“NAV”) could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar.  Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

•
Derivatives risk – Investing in derivative instruments, such as, swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, to be announced (TBAs) securities, interest rate swaps, credit default swaps, and certain exchange traded funds, involves risks, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.  These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.  The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.

•
Emerging market risk – Investments in emerging markets involve greater risk resulting from economic and political systems that typically are less developed, and likely to be less stable, than those of more advanced countries.  Loss may also result from the imposition of exchange controls, confiscations and other government restrictions or from problems in security registration or settlement and custody.  The Fund will also be subject to the risk of negative foreign currency rate fluctuations.

•
Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliated entities.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Funds may be prohibited or limited in effecting transactions in certain securities.  The Adviser and the Funds may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Funds, and the Funds may be limited as to which securities they may purchase or sell, as well as, the timing of such purchases or sales.  These foreign regulatory limits may increase the Funds’ expenses and may limit the Funds’ performance.

•
Foreign securities risk – Investments in foreign securities involve risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments and possible imposition of foreign withholding taxes on income payable on the securities.  In addition, there is less publicly available information and more volatile or less liquid markets and foreign issuers may not be subject to the same accounting, auditing and recordkeeping standards and requirements as domestic issuers.

•
High-yield bonds, lower-rated bonds, and unrated securities risk – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by national ratings agencies.  Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations.

•
Interest rate risk – When interest rates increase, fixed income securities generally will decline in value.  Long-term fixed-income securities normally have more price volatility than short-term fixed-income securities. The value of equity investments, such as utilities and real estate securities, may be sensitive to interest rate changes.

•
Issuer risk – A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

•
Leveraging risk – Reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions and other derivatives, may give rise to a form of leverage.  The effect of using leverage is to amplify the Fund’s gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, thus causing the Fund to be more volatile.

•
Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at advantageous times or prices.  Illiquid securities may also be difficult to value.  If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

•
Market risk – All forms of securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment.  Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•
Mortgage-related and other asset-backed risk – Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates and exhibit additional volatility.  When interest rates decline, borrowers may pay off their mortgages sooner than expected, which can reduce the returns.

•	Portfolio turnover risk– Active trading may increase transaction costs, which may reduce performance and also may increase realized short-term capital gains and losses.
•
Prepayment risk – During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date and that the Fund may have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid debt security.

•
U.S. Government securities risk – Obligations issued by agencies and instrumentalities of the U.S. Government vary in the level of support they receive from the U.S. Government.  They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations; or (iv) supported only by the credit of the issuer.  The maximum potential liability of the issuers of some U.S. Government Securities may greatly exceed their current resources, or their legal right to support from the U.S. Treasury.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Performance.  The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 9/30/2009): 8.48%; Worst Quarter (ended 9/30/2011): 0.35%

Average Annual Total Returns as of December 31, 2011
	1 year	Life of Fund (December 29, 2008)
JNL/PPM America Total Return Fund (Class A)	8.25%	14.03%
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.72%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC (“JNAM”)

Sub-Adviser:
PPM America, Inc.

Portfolio Managers:
Name:	Joined Management Team In:	Title:
Michael T. Kennedy	2009	Senior Managing Director and Portfolio Manager
Matt Willey	2009	Managing Director and Portfolio Manager

Purchase and Sale of Fund Shares
Only separate accounts, registered investment companies, and/or qualified and non-qualified plans of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life contract issued by a separate account of Jackson or Jackson NY, or through a Jackson or Jackson NY fund of funds that invests in this Fund and directly through a qualified or non-qualified plan.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account, registered investment company or plan through which you invest indirectly.

This Fund is not sold to the general public but instead serves as an underlying investment by insurance companies, affiliated investment companies, and/or retirement plans for funding variable insurance contracts and retirement plans.

Tax Information
Because the Fund’s shareholders are the separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson or Jackson NY, the tax treatment of dividends and distributions will depend on the tax status of Jackson or Jackson NY, the investment companies, and the qualified and non-qualified plans.  Accordingly, no discussion is included about the Federal personal income tax consequences to you, the contract owner or plan participant. For this information, you should consult the prospectus of the appropriate separate account or description of the plan and read the discussion of the Federal income tax consequences to variable insurance contract owners and plan participants.

Payments to Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

JNL Money Market Fund

Investment Objective.  The investment objective of the JNL Money Market Fund is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

Principal Investment Strategies.  The Fund invests in high-quality, U.S. dollar-denominated money market instruments that mature in 397 days or less.  The Fund primarily invests in money market instruments rated in one of the two highest short-term credit rating categories, including:

•	Obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities or by state and local governments;
•	Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by banks and other lending institutions;
•	Commercial paper and other short-term obligations of U.S. and foreign issuers (including asset-backed securities);
•	Obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and
•	Repurchase agreements on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.  Some obligations, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer.  Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to shares of the Fund itself.  In addition, because many types of U.S. government securities trade actively outside the U.S., their prices may rise and fall as changes in global economic conditions affect the demand for these securities.  The Fund may also invest in unrated securities that are of comparable quality as rated securities, as determined by the Sub-Adviser in accordance with procedures adopted by the Fund’s Board.

The Sub-Adviser’s investment approach combines top-down analysis with fundamental bottom-up security selection. The Sub-Adviser considers factors such as the anticipated level of interest rates and the maturity of individual securities to determine the Fund’s overall weighted average maturity. The overall weighted average maturity of the Fund’s investments is 60 days or fewer.

The Sub-Adviser manages the Fund to meet the requirements of Rule 2a-7 under the 1940 Act, including those as to quality, diversification and maturity.  The weighted average maturity of the Fund’s portfolio shall not exceed 60 days and the weighted average life of the Fund’s portfolio shall not exceed 120 days.  The Fund may invest more than 25% of its assets in the banking industry.

The Fund seeks to maintain a stable net asset value of $1.00 per share.  Neither the Federal Deposit Insurance Company, nor any other government agency insures or protects your investment.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks does not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. A variety of specific factors may influence its investment performance, such as the following:

•	Credit risk
•	Foreign regulatory risk
•	Foreign securities risk
•	Income risk
•	Risk of investment in banking industry
•	U.S. Government securities risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.  There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the Statement of Additional Information (“SAI”).

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  The SAI has more information about the JNL Money Market Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.  A description of the JNL Money Market Fund’s policies and procedures with respect to the disclosure of the JNL Money Market Fund’s portfolio securities is available (i) in the JNL Money Market Fund’s SAI, and (ii) by calling JNL Investors Series Trust Service Center at 1-800-392-2909.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Market risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.

Dividends:

The JNL Money Market Fund intends to maintain, to the extent practicable, a constant per share NAV of $1.00.  The Fund expects to declare dividends on a daily basis on each class so long as the income attributable to that class exceeds the expenses attributable to that class on each day.  Such dividends will be paid monthly.  If class expenses exceed class income on any day, the Fund will not pay a dividend on the class on that day and will resume paying dividends only when, on a future date, the accumulated net investment income of the class is positive.  The Fund has adopted this policy because, in the current investment environment, it may find that on any given day or on a number of consecutive days, its investment returns may be less than the expenses attributable to a class.  For a more complete description of this policy, which can result in the fund not paying dividends on one or more classes for one or more periods that may be as short as a day or quite lengthy, see “PURCHASES, REDEMPTIONS AND PRICING OF SHARES” in the SAI.  For a description of the allocation of expenses among fund share classes, see “Classes of Shares and Distribution Plans” in the prospectus.

The Fund is subject to a fee recapture program, whereby, the Adviser will waive fees and expenses to maintain, where practicable, a constant per share NAV of $1.00.  When income is sufficient, the Fund may pay the Adviser its investment advisory fee, along with other Fund expenses.  In addition, when the Fund receives income sufficient to pay a dividend, the Adviser may recapture previously waived fees and expenses for a period of 3 years.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risk and restrictions that may apply to them.

The Sub-Adviser.  The Sub-Adviser to the JNL Money Market Fund is Wellington Management Company, LLP (“Wellington Management”). Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions.  Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.  As of December 31, 2011, Wellington Management had investment management authority with respect to approximately $651 billion in assets.

A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreement is available in the Fund’s Annual Report dated October 31, 2011.

JNL/PPM America Total Return Fund

Investment Objective. The investment objective of the JNL/PPM America Total Return Fund is to realize maximum total return, consistent with the preservation of capital and prudent investment management.

Principal Investment Strategies. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of fixed-income investments of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents. For purposes of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the fixed income instruments mentioned above. The average portfolio duration of the Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital Aggregate Bond Index, which as of December 30, 2011, was 4.95 years.  The Fund seeks to manage duration versus the duration of the benchmark as a reflection of its expectation for future changes in interest rates.

The Fund may invest up to 20% of its total assets in high-yield securities (“junk bonds”) rated B or higher by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by the Sub-Adviser to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers, including emerging markets issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund’s total assets.

The Fund may invest all of its assets in derivative instruments such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into purchase and sale contracts of mortgage pools or by using other investment techniques (such as buybacks or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Consistent with the Fund’s investment policies, the Fund may invest in “Fixed Income Instruments”, which as used in this prospectus include, but are not limited to:

•	Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
•	Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•	Mortgage-backed and other asset-backed securities;
•	Inflation-indexed bonds issued both by governments and corporations;
•	Structured notes, including hybrid or “indexed” securities, event-linked bonds;
•	Loan participations and assignments;
•	Delayed funding loans and revolving credit facilities;
•	Bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	Repurchase agreements and reverse repurchase agreements;
•	Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
•	Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises, which includes emerging market debt securities; and
•	Obligations of international agencies or supranational entities, which includes emerging market debt securities.

As noted above, the Fund may also invest in derivatives based on Fixed Income Instruments or which have the characteristics of Fixed Income Instruments.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•	Counterparty and settlement risk
•	Credit risk
•	Currency risk
•	Derivatives risk
•	Emerging market risk
•	Foreign regulatory risk
•	Foreign securities risk
•	High-yield bonds, lower-rated bonds, and unrated securities risk
•	Interest rate risk
•	Issuer risk
•	Leveraging risk
•	Liquidity risk
•	Market risk
•	Mortgage-backed and mortgage-related securities risk
•	Portfolio turnover risk
•	Prepayment risk
•	U.S. Government securities risk

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund.  The Fund seeks to consistently add value relative to the Barclays Capital Aggregate Bond Index, while keeping risk equal to or less than that index. In managing the Fund, the Sub-Adviser generally makes investment decisions based on its view of longer-term (three- to five-year) trends and non-economic factors that may affect interest rates, while seeking to maintain a portfolio duration that approximates that of the Barclays Capital Aggregate Bond Index.  The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Convertible securities risk
•	Temporary defensive positions and large cash positions risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.

The Sub-Adviser and Portfolio Management.  The Sub-Adviser to the JNL/PPM America Total Return Fund is PPM America, Inc. (“PPM”), located at 225 West Wacker Drive, Chicago, Illinois 60606.  As of December 31, 2011, PPM, an affiliate of the investment adviser to the Trust, managed approximately $85.6 billion in assets, including those of Jackson National Life Insurance Company and of other affiliated and unaffiliated companies.  PPM is an indirect wholly owned subsidiary of Prudential plc, a publicly company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

Michael T. Kennedy, CFA, Senior Managing Director and Portfolio Manager and a member of PPM’s Public Fixed Income Group, manages the assets of the Fund. PPM’s Public Fixed Income Group currently manages approximately $1.1 billion in assets for various institutional clients based in the U.S. and abroad.  Mr. Kennedy serves as lead portfolio manager with respect to the management of the Fund, and has supervisory responsibility for all portfolio management decisions.

Mr. Kennedy joined PPM America in October 2006 as a portfolio manager for synthetic CDOs, and has over 25 years of investment experience.    Mr. Kennedy earned a Bachelors of Science Degree in Business Administration from Marquette University in 1984 and a Masters of Management Degree from Northwestern University in 1988, and is also a Chartered Financial Analyst.

Matt Willey, Managing Director and Portfolio Manager, started with PPM America in 2003 and joined the Public Fixed Income Team in April 2004.  He is a portfolio manager in the Total Return Fixed Income Group and is part of the team that handles investment mandates for PPM’s UK affiliates.  He also spends a significant amount of time working with the Quantitative Research Group.  Prior to PPM, Matt was an audit manager at Ernst & Young LLP focusing mostly on the financial services industry.  His client base was composed primarily of hedge funds, banks, and insurance companies.  Matt earned a B.A. in Accounting from Ohio University in 1997 and a Masters in Financial Mathematics from the University of Chicago in 2007.  He is also a Certified Public Accountant and holds a Chartered Financial Analyst designation.Mr. Willey assists Mr. Kennedy with respect to management of the Fund.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreement is available in the Trust’s Annual Report for the fiscal year ended October 31, 2011.

More About the Funds

Investment Objectives.  The investment objectives and policies of each of the Funds are not fundamental and may be changed by the Board of Trustees of the Trust, without shareholder approval.

Certain of the Funds have adopted non-fundamental operating policies that require at least 80% of the Fund’s assets (net assets plus the amount of any borrowings for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

Although these 80% or greater requirements are non-fundamental operating policies that may be changed by the Board of Trustees without shareholder approval, the Board of Trustees has adopted a policy requiring not less than 60 days written notice be provided to shareholders, in the manner required by Rule 35d-1 under the 1940 Act, before the effective date of any change in such a policy by a Fund which is subject to that Rule.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the SEC that allows the Funds to invest in investment companies to the extent permitted under the 1940 Act, including affiliated and unaffiliated money market funds.  A Fund may invest cash balances in shares of investment companies, including affiliated investment companies, which are money market funds managed by the Trust’s investment adviser or its affiliates.  As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the Fund purchases a security.  The status, market value, maturity, credit quality, or other characteristics of the Fund’s securities may change after they are purchased, and this may cause the amount of the Fund’s assets invested in such securities to fall outside the parameters described in the first paragraph above. If any of these changes occur, it would not be considered a violation of the investment restriction.  However, purchases by the Fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

Portfolio Turnover. Portfolio turnover rates also may be increased by purchases or redemptions of a Fund’s shares, because of the need to invest new cash resulting from purchases of shares or the need to sell portfolio securities owned in order to meet redemption requests. Increased portfolio turnover necessarily results in correspondingly higher costs, which can include brokerage commissions, and other transaction costs on the sale of securities and reinvestment in other securities.

Derivatives Risk.  As an open-end investment company registered with the SEC a Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various staff positions of the SEC and Commodity Futures Trading Commission (“CFTC”). In accordance with these positions with respect to certain kinds of derivatives, a Fund must “set aside” (referred to sometimes as “asset segregation” or “coverage”) liquid assets, or engage in other SEC or CFTC staff approved measures, to minimize leverage, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, a Fund is permitted to set aside liquid assets in an amount equal to a Fund’s daily marked – to market (net) obligations, if any (i.e., a Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. A Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

The Funds enter into certain kinds of derivative transactions that involve obligations to make future payments to third parties.  These transactions include, but are not limited to, futures, forward contracts, swap contracts, the purchase of securities on a when issued or delayed delivery basis, or reverse repurchase agreements.  In this connection, the Funds may be required to “set aside” or segregate liquid assets, or engage in other measures, to cover open purchases and derivatives positions, in accordance with federal securities laws, rules thereunder, or interpretations thereof, including positions that the SEC or its staff have taken.  In such situations, the Funds set aside liquid assets on either of two bases.  Where a derivatives contract does not require cash settlement, the Funds must set aside liquid assets on the basis of the contracts full notional value.  Where a derivatives contract does require cash settlement, the Funds are permitted to set aside assets on the basis of daily marked-to-market net obligations (i. e., a Fund’s daily net liability or unrealized loss, if any), rather than the contract’s full notional value.  In the latter situation, a Fund may employ leverage to a greater extent than under the former situation.  Each Fund reserves the right to change its procedures for setting aside assets in order to comply with any change in governing law, rules, interpretations, SEC or CFTC staff positions.

Lending of Portfolio Securities. The Funds may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit that meet certain guidelines. Cash collateral may be invested by a Fund in money market-type investments or short-term liquid investments. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent. There is also the risk that the price of the securities will increase while they are on loan and the collateral will not adequately cover their value.

Cash and Cash Equivalents. The Funds may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)); (b) short-term bank obligations (for example, certificates of deposit, time deposits, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less; and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

“Savings association obligations” include certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations.

Market Events.  Over the last several years, domestic and international markets have experienced acute turmoil. This turmoil resulted in unusual and extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. In addition, many governments throughout the world responded to the turmoil with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. These market conditions and continuing economic risks add significantly to the risk of short-term volatility in the Funds.

Natural Disasters and Adverse Weather Conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events.  Such disasters, and the resulting damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which a Fund invests to conduct their businesses in the manner normally conducted.  Adverse weather conditions may also have a particularly significant negative affect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Legislation.  At any time after the date of the Prospectus, legislation may be enacted that could negatively affect the investments in the Funds or the issuers of such investments.  Further, changing approaches to regulation may have a negative impact on certain companies represented in the Funds.  There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Funds or will not impair the ability of the issuers of the investments held in the Funds to achieve their business goals.

Glossary Of Risks

Convertible securities risk – A convertible security tends to perform more like a stock when the underlying stock price is high and more like a debt security when the underlying stock price is low.  A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

Counterparty and settlement risk – Trading options, futures contracts and other derivative financial instruments entails credit risk on the counterparties. Such instruments are not afforded the same protections as may apply to trading futures or options on organized exchanges. Substantial losses may arise from the insolvency, bankruptcy or default of a counterparty and risk of settlement default of parties with whom it trades securities.  Settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries thus increasing the risks.

Credit risk – The Fund could lose money if the issuer or guarantor of a fixed income security, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit ratings may reflect the varying degrees of risk.  Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Credit risk (for JNL Money Market Fund only) – The Fund could lose money if the issuer or guarantor of a fixed income security, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit ratings may reflect the varying degrees of risk.  Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Currency risk – Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.  The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of a Fund’s foreign securities may be subject to greater risk because both the price of the currency (relative to the U.S. dollar) and the price of the security may fluctuate with market and economic conditions.

Derivatives risk – These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.  Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, counterparty risk, credit risk and management risk.  They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index.  The Fund’s Adviser or Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged or the income to be generated, in order to realize the desired results from the investment.  The Fund’s Adviser or Sub-Adviser must correctly predict price, credit or other applicable movements, during the life of a derivative, with respect to the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio.  If the Fund’s Adviser or Sub-Adviser uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful.  To the extent that the Fund is unable to close out a position because of market illiquidity or counterparty default, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments.  The Fund may also be required to take or make delivery of an underlying instrument that the manager would otherwise have attempted to avoid. Investors should bear in mind that, while a Fund may intend to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors. The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to utilize derivatives when it wishes to do so.

Emerging markets risk – Investments in emerging markets involve greater risk resulting from economic and political systems that typically are less developed, and likely to be less stable, than those of more advanced countries.  There may be government policies that restrict investment by foreigners, and a higher risk of a government taking private property.  Low or nonexistent trading volume in securities of issuers may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to greater risk of adverse changes in earnings and business prospects than are companies in developed markets.  Loss may also result from the imposition of exchange controls, confiscations and other government restrictions or from problems in security registration or settlement and custody.  The Fund will also be subject to the risk of negative foreign currency rate fluctuations.

Foreign Regulatory Risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliated entities.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Funds may be prohibited or limited in effecting transactions in certain securities.  The Adviser and the Funds may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Funds, and the Funds may be limited as to which securities they may purchase or sell, as well as, the timing of such purchases or sales.  These foreign regulatory limits may increase the Funds’ expenses and may limit the Funds’ performance.

Foreign securities risk – These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments. In addition, there is less publicly available information and more volatile or less liquid markets. Investments in foreign securities could be affected by restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices and regulation may be inadequate or irregular.

High-yield bonds, lower-rated bond, and unrated securities risk – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by national ratings agencies.  Junk bonds typically have a higher yield to compensate for a greater risk that the issuer might not make its interest and principal payments.  An unanticipated default would result in a reduction in income, a decline in the market value of the related securities and a decline in value.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of junk bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in price volatility.

Income risk - Which is the chance that the Fund’s income will decline because of falling interest rates. Because the Fund’s income may be based on short-term interest rates – which can fluctuate significantly over short periods – income risk is expected to be high.  The Fund’s distributions to shareholders may decline when interest rates fall.

Interest rate risk – When interest rates increase, fixed income securities generally will decline in value.  Conversely, as interest rates decrease, the prices of fixed-income securities tend to increase.  In a low interest rate environment, an increase in interest rates could have a negative impact on the price of fixed-income securities, and could negatively impact a Fund’s portfolio of fixed-income securities.  Long-term fixed-income securities normally have more price volatility than short-term fixed-income securities. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Floating rate investments have adjustable interest rates and as a result, generally fluctuate less in response to interest rate changes than will fixed-rate investments.  However, because floating rates generally only reset periodically, changes in prevailing interest rates may cause a fluctuation in the Fund’s value.  In addition, extreme increases in prevailing interest rates may cause an increase in defaults on floating rate investments, which may cause a further decline in the Fund’s value.  Finally, a decrease in interest rates could adversely affect the income earned by the Fund from its floating rate debt securities.

The Fund may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

Issuer risk – A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

Leveraging risk – The use of leverage may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Fund to be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The effect of using leverage is to amplify the Fund’s gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, thus causing the Fund to be more volatile.

Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at advantageous times or prices.  Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading.  Small capitalization companies and companies domiciled in emerging markets pose greater liquidity and volatility risks of price fluctuations. Illiquid securities may also be difficult to value.  If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline for a period of time. During periods of infrequent trading, valuing a floating rate loan can be more difficult and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss.

Market risk – Stock market risk refers to the fact that stock (equities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general.  Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline.  Consequently, a broad-based market drop may also cause a stock’s price to fall.

Bond market risk generally refers to credit risk and interest rate risk.  Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due.  Bond value typically declines if the issuer’s credit quality deteriorates.  Interest rate risk is the risk that interest rates will rise and the value of bonds will fall.  A broad-based market drop may also cause a bond’s price to fall.

Securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment.  Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  In addition, the markets may not favor a particular kind of security, such as dividend-paying securities, and may not favor equities or bonds at all.

Mortgage-related and other asset-backed risk – Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-related securities may exhibit additional volatility. This is known as extension risk.  Rising interest rates and falling property prices may increase the likelihood that individuals and entities may fall behind or fail to make payments on their mortgages.  This is referred to as default risk.  When there are a number of mortgage defaults, the interest paid by mortgage-backed and mortgage-related securities may decline, or may not be paid.  In addition, a number of mortgage defaults could lead to a decline in the value of mortgage-backed and mortgage-related securities.  There may also exist legal and documenation risk rlated to mortgage defaults.  Mortgage-related securities are also subject to prepayment risk.  When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns because the Fund will have to reinvest that money at the lower prevailing interest rates. This is referred to as contraction risk.

Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments or defaults on the underlying mortgages serving as collateral.  An increase or decrease in payment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price.  The prices of mortgage-backed securities, depending on their structure and the rate of payments, can be volatile.  Some mortgage-backed securities may also not be as liquid as other securities.  The value of these securities also may change because of changes in the market’s perception or the actual creditworthiness of the issuer.  In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation, interest rates, tax policies, the real estate market, and/or the overall economy.

Portfolio turnover risk– The Fund may actively trade securities in seeking to achieve its objective.  Doing so may increase transaction costs, which may reduce performance.  Active trading also may increase realized short-term capital gains and losses.

Prepayment risk – During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date and that the Fund may have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid debt security.

Risk of investment in banking industry – Investment of more than 25% of total assets in securities issued by banks, would entail the risk of the factors influencing the health of the banking industry affecting performance.  These may include economic trends, industry competition and governmental actions, as well as factors affecting the financial stability of borrowers.  The bank securities typically are not insured by the federal government or other governmental entities and governments.  Securities that do not represent deposits have lower priority in the bank’s capital structure than those securities comprised of deposits. This lower priority means that, in the event of insolvency of the bank that issued the security, the security could become worth less than the Fund paid for it.

Temporary defensive positions and large cash positions risk – In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion, without limitation, of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments.  During periods in which the Fund employs such a temporary defensive strategy or holds large cash positions, it will not be pursuing, and will not achieve, its investment objective.  Taking a defensive or large cash position may reduce the potential for appreciation of the portfolio and may affect performance.

U.S. Government securities risk – Obligations issued by agencies and instrumentalities of the U.S. Government vary in the level of support they receive from the U.S. Government.  They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations, such as those of the former Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau.  The maximum potential liability of the issuers of some U.S. Government Securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury.  It is possible that these issuers will not have the funds to meet their payment obligations in the future.  The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the holder of the securities of such issuer might not be able to recover its investment from the U.S. Government.

There is a risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many types of U.S. Government Securities may be purchased by the Funds, such as those issued by the Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and equities and on securities guaranteed by the entities is unclear.  No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.  In addition, new accounting standards and future Congressional action may affect the value of FNMA and FHLMC debt.

Management of the Trust

Investment Adviser

Under Massachusetts law and the Trust’s Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Trustees.

Jackson National Asset Management, LLCSM (“JNAM” or the “Adviser”), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust and other affiliated investment companies and provides the Trust and other affiliated investment companies with professional investment supervision and management.  As of December 31, 2011, JNAM currently manages approximately $80 billion in assets.  The Adviser is a wholly owned subsidiary of Jackson National Life Insurance Company (“Jackson”), which is in turn wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is the United States of America.  Prudential plc is also the ultimate parent of Curian Capital, LLC, the sponsor of investment companies that are in the same group of investment companies as the Trust, JNL Series Trust and JNL Variable Fund LLC.

A discussion regarding the Board of Trustees’ basis for approving the advisory agreement is available in the Trust’s Annual Report dated October 31, 2011.

“JNL®”, “JacksonSM”, “Jackson FundsSM”, “Jackson National®” and “Jackson National Life®” are trademarks or service marks of Jackson National Life Insurance Company.

Management Fee

As compensation for its services, the Adviser receives a fee from the Fund accrued daily and payable monthly.  The fee the Adviser receives from the Funds is set forth below as an annual percentage of the net assets of the Funds.

Fund	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of the Funds)
JNL Money Market Fund	$0 to $750 million Over $750 million	0.20% 0.18%
JNL/PPM America Total Return Fund	$0 to $1 billion Over $1 billion	0.50% 0.45%

Sub-Advisory Arrangements

The Adviser selects, contracts with and compensates the Sub-Advisers to manage the investment and reinvestment of the assets of the Funds subject to the supervision of the Trust’s Board of Trustees.  The Adviser monitors the compliance of the Sub-Advisers with the investment objectives and related policies of the Funds and reviews the performance of the Sub-Advisers and reports periodically on such performance to the Trustees of the Trust.

Under the terms of each Sub-Advisory Agreement with the Adviser, the Sub-Advisers manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the Trustees of the Trust.  The Sub-Advisers formulate a continuous investment program for the Funds consistent with its investment objectives and policies outlined in this Prospectus.  The Sub-Advisers implement such program by purchases and sales of securities.  The Sub-Advisers regularly report to the Adviser and the Trustees of the Trust with respect to the implementation of such program.

As compensation for its services, each Sub-Adviser receives a fee from the Adviser, stated as an annual percentage of the net assets of the Funds.  The SAI contains a schedule of the management fees the Adviser currently is obligated to pay the Sub-Advisers out of the advisory fees it receives from the Funds.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the SEC that allows the Adviser to hire, replace or terminate Sub-Advisers with the approval of the Board of Trustees, but without the approval of shareholders.  The exemption order allows the Adviser to revise a sub-advisory agreement with the approval of the Board of Trustees, but without shareholder approval.  Shareholder approval would be required where the Sub-Adviser is an affiliate of the Adviser.  Under the terms of the exemption, if a new Sub-Adviser is hired by the Adviser, shareholders in the affected Fund will be sent information about the new Sub-Adviser within 90 days of the change.  The order allows the Funds to operate more efficiently and with greater flexibility.  The Adviser provides the following oversight and evaluation services to the Funds, including, but not limited to:

•	Performing initial due diligence on prospective Sub-Advisers for the Funds;
•	Monitoring the performance of Sub-Advisers;
•	Communicating performance expectations to the Sub-Advisers; and
•	Ultimately recommending to the Board of Trustees whether a Sub-Adviser’s contract should be renewed, modified or terminated.

The Adviser does not expect to recommend frequent changes of Sub-Advisers.  Although the Adviser will monitor the performance of the Sub-Advisers, there is no certainty that any Sub-Adviser or Fund will obtain favorable results at any given time.  At a shareholder meeting of the Trust held on July 11, 2005, the shareholders of the JNL Money Market Fund approved this multi-manager structure.

Administrative Fee

JNAM also serves as the “Administrator” to the Funds.  In addition to the investment advisory fee, the JNL/PPM America Total Return Fund pays JNAM an Administrative Fee of 0.10% of the average daily net assets of the Fund’s Class A shares.  In return for the Administrative Fee, JNAM provides fund accounting and administrative functions for the Trust and the separate Funds.  JNAM does not receive a fee related to the performance of accounting and administrative functions for the JNL Money Market Fund. Each Fund is responsible for all other operating expenses (categorized as “Other Expenses” in the fee tables).

DISTRIBUTION PLAN

The JNL/PPM America Total Return Fund has adopted, in accord with the provisions of Rule 12b-1 under the 1940 Act, a Distribution Plan (“Plan”).

The Board of Trustees, including all of the Independent Trustees, approves, at least annually, the continuation of the Plan.  Under the Plan, the Fund will pay a Rule 12b-1 fee at an annual rate of up to 0.20% of the Fund’s average daily net assets attributed to Class A interests, to be used to pay or reimburse distribution and administrative or other service expenses with respect to Class A interests.  Jackson National Life Distributors LLC (“JNLD”), as principal underwriter, to the extent consistent with existing law and the Plan, may use the Rule 12b-1 fee to reimburse fees or to compensate broker-dealers, administrators, or others for providing distribution, administrative or other services.

THE DISTRIBUTOR

The Distributor also has the following relationships with the Sub-Advisers and their affiliates.  The Distributor receives payments from certain of the Sub-Advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate.  The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the Sub-Adviser’s participation.  A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of the Sub-Advisers and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds.  In addition, the Distributor acts as distributor of variable insurance contracts and variable life insurance policies (the “Contracts”) issued by Jackson and its subsidiary Jackson National Life Insurance Company of New York (“Jackson NY”).  The compensation consists of commissions, trail commissions, and other compensation or promotional incentives as described in the Prospectus or statement of additional information for the Contracts.

INVESTMENT IN TRUST SHARES

Shares of the Trust are currently sold to separate accounts (“Accounts”) of Jackson, 1 Corporate Way, Lansing, Michigan 48951, and Jackson NY, 2900 Westchester Avenue, Purchase, New York 10577, to fund the benefits under certain Contracts; to qualified and unqualified retirement plans; and to other regulated investment companies.  The Accounts, through their various sub-accounts invest in designated Funds, purchase the shares of the Funds at their net asset value (“NAV”). There is no sales charge.

Shares of the Funds are not available to the general public directly.  Some of the Funds are managed by Sub-Advisers who manage publicly available mutual funds having similar names and investment objectives.  While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, Contract purchasers should understand that the Funds are not otherwise directly related to any publicly available mutual fund.  Consequently, the investment performance of publicly available mutual funds and any corresponding Fund may differ substantially.

The NAV per share of each Fund is determined by the Adviser at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open.  Calculations of the NAV per share of each Fund may be suspended by the Trust’s Board of Trustees.  The NAV per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding.  Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

The Board of Trustees has adopted procedures pursuant to which the Adviser may determine, subject to Board verification, the “fair value” of a security for which a current market price is not available.  Under these procedures, in general the “fair value” of a security shall be the amount, determined by the Adviser in good faith, that the owner of such security might reasonably expect to receive upon its current sale.

The Board of Trustees has established a pricing committee to review fair value determinations.  The pricing committee will also review restricted and illiquid security values, securities and assets for which a current market price is not readily available, and securities and assets for which there is reason to believe that the most recent market price does not accurately reflect current value (e.g. disorderly market transactions) and determine/review fair values pursuant to the “Pricing Policies and Procedures” adopted by the Board of Trustees of the Trust.

All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share).  The Trust does not issue share certificates.

HOW SHARE PRICES ARE CALCULATED

Each Fund is divided into shares.  The price of a Fund’s shares is called its net asset value (“NAV”) per share.  It is calculated by taking the total value of a Fund’s assets, subtracting the liabilities, and then dividing by the number of shares outstanding.  The value of a Fund’s assets is based on the total value of all of the securities it holds.

The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares.  Each Fund’s NAV per share is normally calculated once a day, every day the New York Stock Exchange (“NYSE”) is open. For purposes of calculating the NAV, the Funds use pricing data as of the time of the close of the NYSE, which is usually 4 p.m. Eastern Time (ET), although it occasionally closes earlier.  For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close.  Domestic fixed income and foreign securities are normally priced using data reflecting the closing of the principal markets or market participants for those securities, which may be earlier than the NYSE close.  Information that becomes known to the Funds or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

NAV will not be determined on days when the NYSE is closed as well as Federal holidays.  In addition, a delay in calculating the NAV may happen if the NYSE closes on a day other than a regular holiday or weekend, trading on the NYSE is restricted, or an emergency exists as determined by the SEC, making securities sales or determinations of NAV not practicable, or the SEC permits a delay for the protection of shareholders.

The Board of Trustees has adopted procedures pursuant to which the Adviser may determine, subject to Board review, the “fair value” of a security for which a current market price is not available.  Under these procedures, in general the fair value of a security shall be the amount, determined by the Adviser in good faith that the owner of such security might reasonably expect to receive upon its current sale.

The Board of Trustees has established a pricing committee to review fair value determinations.  The pricing committee will also value restricted and illiquid securities, securities and assets for which a current market price is not readily available, and securities and assets for which there is reason to believe that the most recent market price does not accurately reflect current value (e.g., disorderly market transactions) at their fair value, pursuant to pricing procedures adopted by the Board of Trustees of the Trust.

INVESTING IN FUND SHARES

Market Timing Policies and Exchange Limitations – The Funds are not intended to serve as a vehicle for frequent trading in response to short-term fluctuations in the market.  While these policies and procedures have been adopted to attempt to detect and limit trading that is frequent or disruptive to the Funds’ operations, there is no assurance that the policies and procedures will be effective in deterring all such trading activity.

Organizations and individuals that use market timing investment strategies and make frequent transfers should not invest in the Funds.  The Funds maintain sole discretion to restrict or reject, without prior notice, any exchange instructions, and to restrict or reject preauthorized exchange forms from a market timing organization or individual authorized to give transfer instructions on behalf of multiple shareholders, if in the sole discretion of the Funds (or an agent) the requested transactions would have a negative impact on remaining shareholders.

The Funds may limit the size, number, and frequency of exchanges if they could be disruptive to the management of the Funds.  The Funds may also restrict, suspend, or reject any exchange request that could be harmful to a Fund or to other shareholders, or cancel the exchange privilege altogether.  Notice of any limitations, restrictions, suspensions or rejections may vary according to the particular circumstances.

The Funds reserve the right to impose a transaction fee or redemption fee against future exchange amounts.  Prior to imposing any such fee, we would supplement this prospectus and provide notice to shareholders.

Trading activity that is frequent or that involves relatively large amounts of assets can disrupt the management of the Fund and can raise expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Funds’ ability to provide maximum investment return to all shareholders.  This in turn can have an adverse effect on the Funds’ performance.  In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Funds’ securities holdings may dilute the interests of the remaining shareholders.  While these issues can occur in connection with any of the Funds, Funds holding securities that are subject to market pricing inefficiencies are more susceptible to abuse.

DISCLOSURE OF PORTFOLIO SECURITIES

A description of the Fund’s policies and procedures relating to disclosure of portfolio securities is available in the Fund’s Statement of Additional Information and at www.jackson.com.

SHARE REDEMPTION

An Account redeems shares to make benefit or withdrawal payments under the terms of its Contracts.  Redemptions typically are processed on any day on which the Trust and New York Stock Exchange are open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust’s transfer agent.

The Trust may suspend the right of redemption only under the following unusual circumstances:

•	When the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

•	When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

•	During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

OTHER FUND INFORMATION

Dividends, Distributions and Taxes

Each Fund will distribute substantially all of its net investment income and net realized capital gains to its shareholders every year.

Dividends from net investment income, if any, are declared and distributed at least annually to the JNL/PPM America Total Return Fund shareholders.  Dividends from net investment income, if any, are declared daily and payable monthly to the JNL Money Market Fund shareholders. Distributions from net realized capital gains, if any, are declared and distributed at least annually to shareholders of either Fund.  There are no fees or sales charges on reinvestments.

Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company.  Each Fund is treated as a separate corporation for Federal income tax purposes.  Therefore, the assets, income and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

Because the shareholders of each Fund are separate accounts of variable insurance contracts, qualified and unqualified retirement plans, there are not tax consequences to those shareholders for buying, holding, exchanging and selling shares of the Funds.  Distributions from the Funds are not taxable to those shareholders.  However, owners of Contracts should consult the applicable Account Prospectus for more detailed information on tax issues related to the Contracts.

The Fund intend to comply with the diversification requirements currently imposed by the Internal Revenue Code and U.S. Treasury regulations thereunder, on separate accounts of insurance companies as a condition of maintaining the tax deferred status of the Contracts issued by separate accounts of Jackson and Jackson NY.  See the SAI for more specific information.

This discussion relates only to Federal income tax.  Because everyone’s tax situation is unique,,you should consult your tax advisor about the Federal, state, local or foreign tax consequences of your investment.

PRIVACY PROGRAM

Background

Certain of the Funds underlie certain variable products sponsored by Jackson, and are primarily sold to the separate accounts of those variable products.  The Funds may also be sold to participants in certain “Qualified Retirement Plans” and “Non-Qualified Retirement Plans.”  The JNL Money Market Fund is used as a sweep vehicle for the other Funds, and is not sold to retail investors.  The Funds do not have access to contractholder or retirement plan participant nonpublic personal information (“Confidential Information”), which includes:

•	All “personally identifiable financial information”; and
•	Any list, description or other grouping of consumers.

Jackson, as the variable product sponsor, primarily manages and administers variable product contractholder Confidential Information.  JNAM, as “Administrator” to the Funds may occasionally receive contractholder or retirement plan participant Confidential Information.  The Funds' do not provide initial or annual privacy notices because Fund shareholders are the Jackson separate accounts, not individuals.

JNAM’s and Jackson’s Privacy Programs

The Funds shall primarily rely on the contractholder or retirement plan participant (customer) information protection policies and procedures (privacy policies and procedures) of Jackson, JNAM.  The Funds’ Privacy Officer will review the Jackson and JNAM Privacy Programs as part of the Funds’ Rule 38a-1 Annual Review requirements.  In addition, the Privacy Officer shall also conduct any interim reviews of such policies and procedures in light of any regulatory and/or compliance developments or changes.

FINANCIAL HIGHLIGHTS

The following table provides selected per share data for each Fund.  It is intended to help you understand each Fund’s financial performance for the past five years, or for the life of the fund, if shorter.  Certain information reflects financial results for a single fund share.  The total returns in the table represent the rate that an investor would have earned on an investment in the Fund assuming reinvestment of dividends and capital gains.

The annual information below has been derived from financial statements audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report.

JNL Investors Series Trust
Financial Highlights
For a Share Outstanding

			Increase (Decrease) from Investment Operations(a)				Distributions from				Supplemental Data				Ratios
Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gains, (Losses)	Total from Investment Operations		Net Investment Income		Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)	Portfolio Turnover (c)		Expenses to Average Net Assets (d)		Net Investment Income (Loss) to Average Net Assets (d)
JNL/PPM America Total Return Fund
12/31/2011	(i)	$11.73	$0.04	$0.04	$0.08		$(0.49)		$(0.60)	$10.72	0.87%	$301,591	33	(e)%	0.76%		2.41%
10/31/2011		12.38	0.50	0.27	0.77		(0.54)		(0.88)	11.73	7.25	29,476	302	(e)	0.61		4.36
10/31/2010		11.94	0.53	1.09	1.62		(0.49)		(0.69)	12.38	14.88	27,488	246	(e)	0.60		4.56
10/31/2009	(f)	10.00	0.40	1.54	1.94		–		–	11.94	19.40	23,923	476	(e)	0.80		4.39
JNL Money Market Fund
12/31/2011	(i)	1.00	0.00	–	0.00	(h)	(0.00)	(h)	–	1.00	0.01	2,040,502	n/a		0.19		0.03
10/31/2011		1.00	0.00	–	0.00	(h)	(0.00)	(h)	–	1.00	0.05	1,894,400	n/a		0.19	(g)	0.05	(g)
10/31/2010		1.00	0.00	–	0.00	(h)	(0.00)	(h)	–	1.00	0.06	1,510,322	n/a		0.20		0.06
10/31/2009		1.00	0.01	–	0.01		(0.01)		–	1.00	0.60	844,206	n/a		0.21		0.49
10/31/2008		1.00	0.03	–	0.03		(0.03)		–	1.00	3.12	504,934	n/a		0.21		3.14

(a)	Calculated using the average shares method.
(b)	Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year.
(c)	Portfolio turnover is not annualized for periods of less than one year and excludes dollar roll transactions.
(d)	Annualized for periods less than one year.
(e)
Portfolio turnover including dollar roll transactions for JNL/PPM America Total Return Fund was 647% for the period ended October 31, 2009, 454% for the year ended October 31, 2010, 410% for the year ended October 31, 2011 and 56% for the period ended December 31, 2011.

(f)	Commencement of operations for JNL/PPM America Total Return Fund was December 29, 2008.
(g)
The ratios of expenses to average net assets and net investment income to average net assets without the expense waiver for the JNL Money Market Fund were 0.20% and 0.05%, respectively for the year ended October 31, 2011.

(h)	Amount represents less than $0.005.
(i)	For the two months ended December 31, 2011.

PROSPECTUS

APRIL 30, 2012

JNL INVESTORS SERIES TRUST

You can find more information about the Trust in:

•
The Trust’s Statement of Additional Information (“SAI”) dated April 30, 2012, which contains further information about the Trust and the Funds, particularly their investment practices and restrictions.  The current SAI is on file with the Securities and Exchange Commission (“SEC”) and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

•
The Trust’s Annual and Semi-Annual Reports to shareholders, which show the Fund’s actual investments and includes financial statements as of the close of the particular annual or semi-annual period.  The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund’s performance during the year covered by the report.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiriesby calling 1-800-392-2909, or writing the JNL Investors Series Trust Service Center, 225 W. Wacker Drive, Suite 1200, Chicago, IL 60606.

You also can review and copy information about the Trust (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC’s Public Reference Room in Washington, D.C.  Reports and other information about the Trust also are available on the EDGAR database on the SEC’s Internet site (http://www.sec.gov), and copies may be obtained, after payment of a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC’s Public Reference Section Washington, D.C., 20549-1520.  You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-551-8090.

811-10041

STATEMENT OF ADDITIONAL INFORMATION

APRIL 30, 2012

JNL INVESTORS SERIES TRUST

Fund	Class
JNL Money Market Fund	Institutional
JNL/PPM America Total Return Fund	A

This Statement of Additional Information (“SAI”) is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the JNL Investors Series Trust Prospectus dated April 30, 2012 (“Prospectus”). The financial statements of the JNL Investors Series Trust are incorporated by reference (which means they legally are a part of this SAI) from the Trust’s Annual Report to shareholders.

You can obtain a copy of the current prospectus, SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-800-392-2909, or writing the JNL Investors Series Trust Service Center, 225 W. Wacker Drive, Suite 1200, Chicago, IL 60606.

Shareholder Communications with Trustees

Shareholders of the Funds comprising JNL Investors Series Trust can communicate directly with the Board of Trustees by writing to the Chairperson of the Board, Michelle Engler, P.O. Box 30902, Lansing, MI 48909-8402. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at P.O. Box 30902, Lansing, MI 48909-8402. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

General Information and History	2
Common Types of Investments and Management Practices	2
Additional Risk Considerations	18
Investment Restrictions Applicable to All Funds	21
Trustees and Officers of the Trust	24
Principal Holders of the Trust’s Shares	34
Investment Adviser, Sub-Advisers and Other Service Providers	34
Disclosure of Portfolio Information	43
Purchases, Redemptions and Pricing of Shares	46
Description of Shares; Voting Rights; Shareholder Inquiries	47
Tax Matters	48
Financial Statements	49
Appendix A – Ratings of Investments	A-1

GENERAL INFORMATION AND HISTORY

The JNL Investors Series Trust (“Trust”) is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust dated July 28, 2000. The Trust currently offers Institutional Class shares of JNL Money Market Fund and Class A shares of JNL/PPM America Total Return Fund (each a “Fund” and collectively, “Funds”). The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (“1940 Act”), whose shares are registered with the SEC under and the Securities Act of 1933, as amended (“1933 Act”).

COMMON TYPES OF INVESTMENTS AND MANAGEMENT PRACTICES

This section describes some of the types of securities the Funds may hold in their portfolios and the various kinds of investment practices that may be used in day-to-day portfolio management. The Funds may invest in the following securities or engage in the following practices to the extent that such securities and practices are consistent with each Fund’s investment objective(s) and policies described in the Prospectus and in this SAI.

Adjustable and Floating Rate Obligations. A Fund may purchase adjustable or floating rate obligations, including floating rate demand notes and bonds. A Fund may invest in adjustable or floating rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security’s interest rate is tied. The JNL Money Market Fund also may purchase adjustable or floating rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days’ notice. See also the discussion of “Variable Rate Securities” herein.

Asset-Backed Securities. A Fund may invest in asset-backed securities, which include mortgage-backed securities. Asset-backed securities represent interests in pools of assets which are backed by assets such as, but not exclusively, installment sales contracts, credit card receivables, automobile loans and leases, equipment sales/lease contracts, obligation trusts, and commercial and residential mortgages. Most are structured as pass-through securities as described below. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. A sub-adviser considers estimated prepayment rates in calculating the average weighted maturities of a Fund. Unscheduled prepayments are more likely to accelerate during periods of declining long-term interest rates. In the event of a prepayment during a period of declining interest rates, a Fund may be required to invest the unanticipated proceeds at a lower interest rate. Prepayments during such periods will also limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

Asset-backed securities may be classified as pass-through certificates or collateralized obligations. Pass-through certificates are asset-backed securities that represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof directly bear the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders hereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

If a Fund purchases an asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of an asset-backed security may decline when interest rates rise, the converse is not necessarily true. As noted above, interest rate changes also affect prepayments, which in turn affect the yield on asset-backed securities. For these and other reasons, an asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return. Asset-backed securities may, at times, be illiquid securities.

Bank Obligations. A Fund may invest in bank obligations, which include certificates of deposit, bankers’ acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. Certificates of deposit may be purchased through broker-dealers. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. A Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks. The Funds will typically invest in U.S. banks and foreign banks as banks or financial service companies for diversification.

Borrowing and Lending. A Fund may borrow money from banks for temporary or emergency purposes in amounts up to 25% of its total assets, except that the JNL/PPM America Total Return Fund may borrow for such purposes up to 33 1/3% of its total assets. To secure borrowings, a Fund may mortgage or pledge securities in amounts up to 15% of their respective total net assets.

A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. A Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of a Fund’s forward commitment to repurchase the subject security.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association (“GNMA”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

A Fund’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds’ restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.

Cash Position. The JNL Money Market Fund may invest a certain portion of its assets in repurchase agreements and money market securities maturing in up to 397 days that are rated in one of the two highest rating categories by a nationally recognized statistical rating organization. A Fund also may invest cash balances in bank accounts, shares of affiliated money market funds, unaffiliated money market funds, high-quality, short-term debt instruments, cash and cash equivalents, and repurchase agreements. For temporary, defensive purposes, and where purchases and redemptions (cash-flows) require a Fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, rebalances and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility.

Collateralized Debt Obligations. A Fund may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds’ prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks which may include, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations (“CMOs”). A Fund may invest in CMOs, which are debt obligations of legal entities that are collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the GNMA, the Federal Home Loan Mortgage Corporation (“FHLMC”), or the Federal National Mortgage Association (“FNMA”), and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Funds may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-backed securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk.

Commercial Paper. A Fund may invest in commercial paper. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs. Commercial paper may have fixed, floating or variable rates, and generally a maturity of up to 270 days.

Convertible and Exchangeable Securities. Each Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible.

A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

A “synthetic” convertible security may be created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when believed that such a combination may better achieve a Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

A Fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the Fund in turn assumes credit risk associated with the convertible note.

Diversification. Each Fund is a “diversified company,” as that term is defined in the 1940 Act. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stocks may react similarly to and move in unison with these and other market conditions. As a result of these factors, stocks in which the Funds invest may be more volatile than a mixture of stocks of companies from a wide variety of industries.

Event-Linked Bonds. A Fund may invest in event-linked bonds, which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event occurs, a Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds also may expose a Fund to certain unanticipated risks including issuer (credit) risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risks.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.

Fixed-Income Securities. A Fund may invest in fixed-income securities of companies that meet the investment criteria for the Fund. In general, fixed-income securities represent a loan on money by the purchaser to the issuer. A fixed-income security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain period of time or at a specified date, called “maturity.” The security issuer typically must meet its obligations associated with its outstanding fixed-income securities before it may declare or pay any dividend to holders of its equity securities, and may also be obliged under the terms of its fixed-income securities to maintain certain measures of financial condition. Bonds, notes and commercial paper are typical types of fixed-income securities, differing in the length of the issuer’s repayment schedule.

The price of fixed-income securities fluctuates with changes in interest rates and in response to changes in the financial condition of the issuer. The value of fixed-income securities generally rises when interest rates fall, and falls when interest rates rise. Prices of longer-term securities generally increase or decrease more sharply than those of shorter-term securities in response to interest rate changes.

Floating and Adjustable Rate Obligations. A Fund may purchase adjustable or floating rate obligations, including floating rate demand notes and bonds. The Funds may invest in adjustable or floating rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security’s interest rate is tied. The JNL Money Market Fund also may purchase adjustable or floating rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days’ notice. Because of the adjustable or floating rate features of such obligations a Fund that invests in such securities will participate in increases in interest rates by earning higher interest payments. The Fund also will participate in decreases in interest rates. See also the discussion of “Variable Rate Securities” herein.

Foreign Currency Transactions. A Fund that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options, forward currency contracts, foreign currency futures contracts and related options (see “Futures, Options and other Derivative Instruments” in the Additional Risk Considerations section herein), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts with terms generally of less than one year. A Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A Fund also may use foreign currency options and foreign forwards to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.

A forward foreign currency contract is an obligation to purchase or sell a specific currency or multinational currency unit at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract), which is individually negotiated and privately traded by currency traders and their customers in the interbank market. A Fund may either accept or make delivery of the currency specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts may also be cash settled (sometimes referred to as non-deliverable), and a Fund may not actually deliver or take delivery of a foreign currency. Closing transactions with respect to forward contracts are usually effected with the counter-party to the original forward contract.

Although the Commodity Futures Trading Commission (“CFTC”) does not currently regulate these contracts, it may in the future assert such regulatory authority. In such event, a Fund’s ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities that are denominated in a particular currency and currencies bought or sold in the forward contracts entered into by a Fund. This imperfect correlation may cause a Fund to sustain losses that will prevent a Fund from achieving a complete hedge or expose a Fund to risk of foreign exchange loss.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of a Fund with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances:

Lock In. When a Fund desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If a Fund wants to a eliminate substantially all of the risk of owning a particular currency, or if the sub-adviser expects that a Fund may benefit from price appreciation in a security denominated in a particular foreign currency but does not wish to maintain exposure to that currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the security.

Proxy Hedge. A Fund might choose to use a “proxy” hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security denominated in a foreign currency, will sell a currency whose value is expected to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Futures and Options. Futures contracts are often used to manage risk, because they enable a Fund to buy or sell an asset in the future at an agreed upon price. Options give a Fund the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. A Fund may buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. A Fund may purchase or sell call and put options on securities, financial indices, and foreign currencies, and may invest in futures contracts on foreign currencies and financial indices, including interest rates or an index of U.S. Government securities, foreign government securities or equity or fixed-income securities.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower a Fund’s total return; and the potential loss from the use of futures and options can exceed the Fund’s initial investment in such contracts. These instruments may also be used for non-hedging purposes such as increasing a Fund’s income.

A Fund’s use of commodity futures and commodity options trading should not be viewed as providing a vehicle for interest holder participation in a commodity pool. Rather, in accordance with regulations of the CFTC, and an amendment and interpretation of those regulations by the CFTC, a Fund will generally employ such techniques for hedging purposes. However, the Funds have claimed an exclusion from the definition of the term under the Commodity Exchange Act of 1936, as amended (“CEA”) and, therefore, they are not subject to registration or regulation as commodity pool advisers or commodity pool operators under the CEA. The Funds file an exemption with the National Futures Association (“NFA”).

“Notional value” means, in the case of futures contracts, the size of the contract, in units, multiplied by the market price per unit and, in the case of commodity options, the size of the contract, in contract units, multiplied by the strike price per unit.

High-Yield/High-Risk Bonds. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the value of the securities so affected and a decline in the value of its shares. More careful analysis of the financial condition of issuers of lower-rated securities is therefore necessary. During an economic downturn or a period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The prices of lower-rated securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Since the previous major U.S. economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings, so past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of likely behavior of such investments during such periods. Lower-rated securities also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Many high-yield bonds do not trade frequently. When they do trade, their price may be substantially higher or lower than had been expected. A lack of liquidity also means that judgment may play a bigger role in valuing the securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

A Fund may hold high-yield/high-risk bonds. A Fund may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country, because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly.

Hybrid Instruments. A Fund may purchase hybrid instruments, which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, a particular currency, or a domestic or foreign debt or common stock index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of “Futures, Options, and Other Derivative Instruments” above for a discussion of these risks. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter (“OTC”) or in a private transaction between the Fund and the seller of the hybrid instrument, the creditworthiness of the counter-party to the transaction would be an additional risk factor that the Fund must consider. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures on U.S. exchanges, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Inflation-Indexed Bonds. A Fund may purchase inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond the interest may be paid on an increasing principal value, which has been adjusted for inflation.

Inflation-indexed securities issued by the U.S. Treasury (typically referred to as “TIPS”) have maturities of five (5), ten (10), and thirty (30) years, although it is anticipated that securities with other maturities may be issued in the future. The securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

The periodic adjustment of U.S. inflation-index bonds is tied to the Consumer Price Index (“CPI”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.

Illiquid Securities. A Fund may hold illiquid investments. Illiquid investments are generally investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the price at which they are valued. Illiquid investments generally include: repurchase agreements with remaining maturities in excess of seven days; securities for which market quotations are not readily available; certain loan participation interests; fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits); and restricted securities (securities that cannot be offered for sale to the public without first being registered under the 1933 Act) not determined to be liquid in accordance with guidelines established by the Fund’s Board of Trustees; OTC options and, in certain instances, their underlying collateral; and securities involved in cap, collar and floor transactions. See the description of the Funds’ investment restrictions below for more information about the Funds’ policies with respect to investments in illiquid securities.

Reduced liquidity in the secondary market for illiquid securities may make it difficult or impossible for the Funds to obtain market quotations based on actual transactions for purposes of valuing the Funds’ shares.

Each Fund may invest up to 15% (5% of total assets for money market funds, under amendments to Rule 2a-7 under the 1940 Act) of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

Investment Companies. A Fund may invest in other investment companies to the extent permitted under the 1940 Act. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company’s expenses, which could result in imposition of certain fees, including management and administrative fees, at two different levels.

A Fund may also invest, without limitation, in affiliated and unaffiliated money market funds in accordance with Rule 12d1-1 under the 1940 Act (see “Cash Position”).

Mortgage-Related Securities. A Fund may invest in mortgage-related securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial bankers and others. Pools or mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year, fixed-rate, graduated payment, and 15-year. The mortgages underlying the securities may also reflect credit quality differences (e.g. sub-prime mortgages). Principal and interest payments made on the mortgages in the underlying mortgage pool of a mortgage-related security held by a Fund are passed through to the Fund. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities’ weighted average life and may raise or lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a discount, its total return would be increased by prepayments. Conversely, if a mortgage security is trading at a premium, its total return would be decreased by prepayments.). The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies. In the case of privately-issued mortgage-related and asset-backed securities, the Funds take the position that such instruments do not represent interests in any particular industry or group of industries.

Mortgage Dollar Rolls and U.S. Treasury Rolls. A Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments. A Fund may only enter into covered rolls. A “covered roll” is a type of dollar roll for which the Fund maintains an offsetting cash or cash equivalent position which matures on or before the forward repurchase settlement date of the dollar roll transaction. It will segregate and maintain cash, U.S. government securities or other liquid assets equal in value to its repurchase obligation and, accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

In a U.S. Treasury roll, a Fund sells U.S. Treasury securities and buys back “when issued” U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the “when issued” U.S. Treasury security. A Fund might enter into this type of transaction to (i) incrementally adjust the average maturity of its portfolio (which otherwise would constantly decrease with the passage of time), or (ii) increase the interest yield on its portfolio by extending the average maturity of the portfolio. During the period before the settlement date of a U.S. Treasury roll, the Fund continues to earn interest on the securities it is selling, but does not earn interest on the securities it is purchasing until after the settlement date. A Fund could suffer an opportunity loss if the counter-party to the roll transaction failed to perform its obligations on the settlement date, and if market conditions changed adversely between the date of the transaction and the date of settlement. However, to minimize this risk, the Funds intend to enter into U.S. Treasury roll transactions only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

Participation on Creditors Committees. A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when a sub-adviser believes that such participation is necessary or desirable to enforce a Fund’s rights as a creditor or to protect the value of securities held by a Fund. A Fund’s participation along with participation by an affiliate such as Jackson, including the sharing of legal expenses or settlement proceeds, could require prior SEC approval.

Participations and Assignments. A Fund may invest in fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). A Fund may invest in such Loans in the form of participations in Loans (Participations) and assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Lender interpositioned between a Fund and the borrower is determined by the sub-adviser to be creditworthy. When a Fund purchases Assignments from Lenders, a Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

A Fund may have difficulty disposing of Assignments and Participations, because the market for certain instruments may not be highly liquid, such instruments may be resold only to a limited number of institutional investors. The lack of a highly liquid secondary market for certain Assignments and Participations may have an adverse impact on the value of such instruments and may have an adverse impact on a Fund’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower, or a change in market conditions. The Funds currently treat investments in Participations and Assignments as liquid securities, however, certain Assignments and Participations may be illiquid characteristics, and may be reviewed for liquidity by the Funds’ “Pricing Committee” as well as the Sub-Advisers. However, the Trustees may in the future adopt guidelines for determining whether Assignments and Loan Participations are liquid or illiquid.

Portfolio Turnover. A Fund may engage in short-term transactions if such transactions further its investment objective. A Fund may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities. Portfolio turnover rates also may be increased by purchases or redemptions of a Fund’s shares, because of the need to invest new cash resulting from purchases of shares or the need to sell portfolio securities owned in order to meet redemption requests. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. In addition, some of the Funds rebalance annually and therefore, the portfolio turnover rate during the rebalance could be 100%.

Repurchase Agreements and Reverse Repurchase Agreements. A Fund may invest in repurchase or reverse repurchase agreements. A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement by the seller (generally by a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A repurchase agreement may be considered a loan collateralized by the underlying security, which typically is a U.S. Treasury bill or note, or other highly liquid short-term security. A Fund will only enter into repurchase agreements that are fully collateralized. For a repurchase agreement to be considered fully collateralized, the Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book Entry System.

A Fund may invest in open repurchase agreements which vary from the typical agreement in the following respects: (1) the agreement has no set maturity, but instead matures upon 24 hours’ notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but is instead based on a variable interest rate and the duration of the agreement. In addition, a Fund, together with other registered investment companies having management agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or a broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as U.S. Treasury bills and notes.

Rule 144A Securities. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A and Section 4(2) of the 1933 Act and state securities laws. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Sub-Advisers, under the supervision of the Board and in accordance with guidelines approved by the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds’ restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the sub-advisers will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the sub-advisers could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The sub-advisers will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, the sub-advisers determines that a Rule 144A security is no longer liquid, the sub-advisers will review a Fund’s holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund’s investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Securities Lending. The JNL/PPM America Total Return Fund may lend securities to broker-dealers and financial institutions to realize additional income. As a fundamental policy, the Fund will not lend securities if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (i) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (ii) each Fund must receive any dividends or interest paid by the issuer on such securities; (iii) each Fund must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (iv) each Fund must receive either interest from the investment of collateral or a fixed fee from the borrower. A Fund might experience a loss if the borrowing broker-dealer or financial institution breaches its agreement with the Fund or if the investments held in the collateral pool experience losses. The Funds bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, a Fund may experience delays in, or be prevented from, recovering the collateral. During the period that the Fund seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. A Fund may also incur expenses in enforcing its rights. If a Fund has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.

Short-Term Corporate Debt Securities. A Fund may invest in short-term corporate debt securities. These are non-convertible corporate debt securities (e.g., bonds, debentures or notes) which have one year or less remaining to maturity. Short-term corporate debt securities may have fixed, variable, or floating rates.

Stripped Mortgage-Backed Securities (“SMBS”). A Fund may purchase SMBS, which may be considered derivative mortgage-backed securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Supranational Agency Securities. A Fund may invest in securities issued or guaranteed by certain supranational entities, such as the International Development Bank or International Monetary Fund.

Swap Agreements. A Fund may enter into interest rate, total return, credit default, indices (including but not limited to credit default, commercial mortgage-backed securities and other similar indices), spread-lock, credit-linked notes (with embedded swaps) and, to the extent it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. Each Fund may also enter into options on swap agreements and other types of swaps agreements. These transactions are entered into an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. In addition, the Fund may enter into such transactions to manage certain risks and to implement investment strategies in a more efficient manner. Swap agreements are typically two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate “caps,” under which, in return for premium, one party agrees to make payments to the other to the extent that interest rates rise above a specified rate; interest rate “floors,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate; and interest rate “collars,” under which a party sells a “cap” and purchases a “floor” or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum values.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (“net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. The Fund may also collateralize the net amounts under a swap agreement by delivering or receiving cash and securities if exposures exceed certain minimum thresholds. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the 1940 Act’s restriction concerning issuance by a Fund of senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective of total return will depend on the sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are primarily two party contracts and because they may have terms of greater than seven days, swap agreements may be construed to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

For purposes of applying the Funds’ investment policies and restrictions (as stated in the prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, in applying certain of the Funds’ investment policies and restrictions the Fund will generally value the credit default swap at its notional amount but may value the credit default swap at market value for purposes of applying certain of the Funds’ other investment policies and restrictions and for calculating NAVs. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

A Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment (premium payment) and recover nothing. However, if an event of default occurs and the counterparty fulfills its payment obligation under the swap agreement, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the Fund (if the seller) must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

Unseasoned Issuers. Investments in the equity securities of companies having less than three years’ continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

U.S. Government Obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value,” and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the FNMA, are supported by the right of the issuer to borrow from the U.S. Treasury; though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau (“FFCB”), are supported only by the credit of the instrumentality. Securities of U.S. Government agencies and instrumentalities may, in certain circumstances, be treated as U.S. Government securities. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

There is a risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many types of U.S. Government Securities may be purchased by the Funds, such as those issued by the FNMA, FHLMC and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that the FNMA and FHLMC would be placed into conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and equities and on securities guaranteed by the entities is unclear. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful. In addition, new accounting standards and future Congressional action may affect the value of FNMA and FHLMC debt.

U.S. Government Securities. U.S. Government securities are issued or guaranteed as to principal and interest by U.S. government agencies or instrumentalities. These securities are distinguished from U.S. government obligations issued by the U.S. Treasury, described below. Government agency and instrumentality securities include securities issued by the FNMA, GNMA, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Administration, Student Loan Marketing Association, and the Tennessee Valley Authority. Some of these securities, such as those issued by GNMA, are supported by the full faith and credit of the U.S. government; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law.

On September 7, 2008, FNMA and FHLMC were placed under the conservatorship of the FHFA to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving FNMA and FHLMC’s assets and property and putting FNMA and FHLMC in a sound and solvent condition. Under the conservatorship, the management of FNMA and FHLMC was replaced. Additionally, FNMA and FHLMC are expected to modestly increase their mortgage-backed security portfolios through the end of 2009 and then gradually reduce such portfolios at the rate of 10 percent per year until stabilizing at a lower, less risky size.

The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take the following steps to support the conservatorship. First, the U.S. Treasury and FHFA have established Preferred Stock Purchase Agreements pursuant to which the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that FNMA and FHLMC maintain a positive net worth. FNMA and FHLMC’s common and preferred shareholders will bear any losses ahead of the new government senior preferred shares. Second, the U.S. Treasury has established a new secured lending credit facility which will be available to FNMA and FHLMC to assist the entities in funding their regular business activities in the capital markets, until December 31, 2009. Also, the U.S. Treasury has initiated a program to purchase FNMA and FHLMC mortgage-backed securities through December 31, 2009, to aid mortgage affordability.

Variable Rate Securities. Variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index described in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be event based, such as on a change in the prime rate.

A Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

A Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. A Fund has adopted a policy under which a Fund will not invest more than 5% of its assets in any combination of inverse floaters, interest only (“IO”), or principal only (“PO”) securities.

When-Issued, Delayed Delivery and Forward Commitment Transactions. Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases or sales are outstanding, the Fund will segregate or “earmark” until the settlement date assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees or otherwise cover its position in an amount sufficient to meet the Fund’s obligation. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or “earmarked.”

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.

A Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Writing Covered Options on Securities. A Fund may “write” (sell) covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the sub-adviser determines is appropriate in seeking to attain a Fund’s investment objective. Call options written by a Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

A Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered “covered” if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund’s custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Fund’s obligation under the option. A Fund may also write combinations of covered puts and covered calls on the same underlying security.

A Fund will receive a premium from writing an option, which increases the Fund’s return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Zero Coupon, Stripped and Pay-in-Kind Bonds. Unless otherwise stated herein, a Fund may invest up to 10% of its total assets in “zero coupon” bonds or “strips.” Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. Strips are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. A Fund may also purchase “pay-in-kind” bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon, stripped and pay-in-kind bonds tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon or stripped securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities of similar quality and with similar maturities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Current federal income tax law requires holders of zero coupon and stripped securities, certain pay-in-kind securities, and certain other securities acquired at a discount, to accrue current interest income with respect to such securities even though no payment of interest is actually received, and a regulated investment company, such as a Fund, may be required to distribute its net income, including the interest income accrued but not actually received, to its shareholders. To avoid income or excise tax, a Fund may be required to distribute income accrued with respect to these discount securities, and may need to dispose of other securities owned to generate cash sufficient to make such distributions. The operation of these tax requirements may make such investments less attractive to investment companies and to taxable investors.

ADDITIONAL RISK CONSIDERATIONS

Futures, Options and Other Derivative Instruments. The use of futures, options, and forward contracts, exposes a Fund to additional investment risks and transaction costs. If the sub-adviser seeks to protect a Fund against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Fund, that Fund could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options, and forward contracts include: (i) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (ii) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (iv) the possible absence of a liquid secondary market for any particular instrument at any time.

High-Yield Foreign Sovereign Debt Securities. Investing in fixed and floating rate high-yield foreign sovereign debt securities will expose the Fund investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. (See “Foreign Securities”) The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.

Hybrid Instruments. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures, options, and forward contracts herein for a discussion of these risks. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss. In addition, because the purchase and sale of hybrid instruments could take place in an OTC or in a private transaction between the Fund and the seller of the hybrid instrument, the creditworthiness of the counter-party to the transaction would be an additional risk factor that the Fund must consider. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures on U.S. exchanges, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Market Events. Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been affected, issuers that have exposure to the real estate, mortgage and credit markets have been particularly vulnerable. These events and the potential for continuing market turbulence may have an adverse effect on the Funds’ investments.

The recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and, in some cases, a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.

Money Market Fund Investments

The JNL Money Market Fund (“Money Market Fund”) will comply with Rule 2a-7 (“Rule”) under the 1940 Act, including the diversification, quality, and maturity limitations imposed by the Rule. The Rule is applicable to any registered investment company, which holds itself out as a “money market” fund and which seeks to maintain a stable net asset value per share by either the “amortized cost” or “penny rounding” methods of determining net asset value.

It is the policy of the Money Market Fund to seek to maintain a stable net asset value per share of $1.00. The portfolio investments of the Money Market Fund is valued on the basis of their “amortized cost” in accordance with the Rule. This involves valuing an investment at its cost initially and, thereafter, assuming a constant rate of amortization to maturity of the investment of any discount or premium, regardless of the impact of fluctuating interest rates on the fair market value of the investment during the period in which it is held by a Money Market Fund prior to its maturity. While this method provides certainty in valuation, it may result in periods during which the value of an investment, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the investment in the market. The Rule imposes certain diversification, quality and maturity requirements for money market funds in order to reduce the risk the Money Market Fund’s net asset value per share as determined by the fair market value of the investments held will materially differ from the Money Market Fund’s net asset value per share determined on the basis of amortized cost. However, there can be no assurance the Money Market Fund will be able to maintain a stable net asset value per share of $1.00.

Pursuant to the Rule, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 60 days or less, and may invest only in U.S. dollar-denominated “Eligible Securities” (as that term is defined in the Rule) that have been determined by the sub-adviser, pursuant to procedures approved by the Trustees, to present minimal credit risks. Generally, an Eligible Security is a security that: (i) has a remaining maturity of 397 days or less; and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by a nationally recognized statistical rating organizations (“NRSRO”). An unrated security may also be an Eligible Security if the sub-adviser determines that it is of comparable quality to a rated Eligible Security pursuant to the guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in the Appendix to this Statement of Additional Information. Securities in which the Fund invests may be subject to liquidity or credit enhancements. These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from the requisite NRSROs.

Under the Rule, the Money Market Fund may not invest more than five percent of its assets in the securities of any one issuer, other than the U.S. government, its agencies and instrumentalities. A “first tier security” is an Eligible Security that has received a short-term rating from the requisite NRSROs in the two (2) highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Government securities are also considered to be first tier securities. The Money Market Fund may not invest in a security that has received, or is deemed comparable in quality to a security highest rating by the requisite number of NRSROs (a “second tier security”) if immediately after the acquisition thereof the Money Market Fund would have invested more than (i) one-half of one percent of its total assets in securities issued by that issuer which are second tier securities; or (ii) three percent (3%) of its total assets in securities that are second tier securities. The Fund shall not acquire a second tier security with a remaining maturity of greater than 45 calendar days.

The Fund cannot acquire any security, other than a “daily liquid asset” if, immediately after the acquisition, the Fund would have less than ten percent (10%) of its total assets invested in daily liquid assets. The Fund cannot acquire any security, other than a “weekly liquid asset” if, immediately after the acquisition, the Fund would have less than thirty percent (30%) of its total assets invested in weekly liquid assets.

INVESTMENT RESTRICTIONS APPLICABLE TO ALL FUNDS

Fundamental Policies Applicable to All Funds. A Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a Fund if a matter affects just the Fund); or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the affected Fund) are present or represented by proxy. Unless otherwise indicated, all restrictions apply at the time of investment.

With respect to the submission of a change in an investment policy to the holders of outstanding voting interests of a particular Fund, such matter shall be deemed to have been effectively acted upon with respect to such Fund if a majority of the outstanding voting interests of such Fund vote for the approval of such matter, notwithstanding that: (i) such matter has not been approved by the holders of a majority of the outstanding voting interests of any other Funds affected by such matter, and (ii) such matter has not been approved by the vote of a majority of the outstanding voting Fund interests.

(1)
The Money Market Fund may not invest more than 25% of the value of its respective assets in any particular industry, except that the Money Market Fund may invest more than 25% in the banking industry. It should be noted that United States domestic bank investment instruments are not guaranteed by the Federal Deposit Insurance Company (“FDIC”), nor any other government agency. We cannot guarantee the value of any United States domestic bank investment instruments. There is no guarantee on the value of any foreign bank investments.

(2)
A Fund may not invest directly in real estate or interests in real estate (excluding Real Estate Investment Trusts or any listed properties trust); however, a Fund may own debt or equity securities issued by companies engaged in those businesses.

(3)	A Fund may not purchase or sell commodities.

(4)
A Fund may not act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of portfolio securities of such Fund.

(5)
No Fund may lend any security or make any other loan if, as a result, more than 33 1/3% of a Fund’s total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

(6)
A Fund may not issue senior securities except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% (33 1/3% for JNL/PPM America Total Return Fund) of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Fund’s (not applicable to JNL/PPM America Total Return Fund) total assets by reason of a decline in net assets, a Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, and forward contracts, or the segregation of assets in connection with such contracts, or dollar rolls where segregated.

(7)
A Fund will not borrow money, except for temporary or emergency purposes, from banks. The aggregate amount borrowed shall not exceed 25% (except the JNL/PPM America Total Return Fund may borrow up to 33 1/3% of its total assets) of the value of a Fund’s assets. In the case of any borrowing, a Fund may pledge, mortgage or hypothecate up to 15% of its assets.

(8)	A Fund may invest in repurchase agreements and warrants and engage in futures and options transactions and securities lending.

(9)
No Fund will invest more than 25% of the value of their respective assets in any particular industry (other than U.S. government securities). The term “industry” is broad and may reasonably be interpreted to be classified differently among the sub-advisers. For example, on its face, the telecommunications industry could be considered one (1) industry, however, the telecommunications industry is actually comprised of several services, such as, cellular, long-distance, paging and messaging, satellite or data, and the Internet. Each of the foregoing services may be considered a separate industry. Industries continue to expand over time, and certain issuers may be considered part of a specific industry at the time of investment, and due to changes in the marketplace or issuer business fundamentals, move to a different industry over the course of the investment time horizon.

(10)	Each Fund is a “diversified” company as that term is defined under the 1940 Act.

Operating Policies. The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of each Fund and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

For the JNL/PPM America Total Return Fund:

(a)
The Fund may invest up to 20% of its total assets in non-investment grade, fixed income securities rated at least B by Moody’s or equivalently rated by S&P or Fitch or, if unrated, determined by the sub-adviser to be of comparable quality.

(b)	The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies.

(c)	The Fund may invest up to 15% of its total assets in securities of issuers based in emerging markets.

(d)	The Fund may not invest more than 5% of its net assets in any combination of inverse floater, interest-only or principal-only securities.

JNL Money Market Fund:

(a)
The Fund may not invest more than 5% of its assets in the securities of any one issuer or invest more than 5% of its assets in securities (other than U.S. government securities and repurchase agreements on such securities) that have not been rated in the highest category by the requisite rating agencies or, if unrated, have not been deemed to be of comparable quality, as determined in accord with Rule 2a-7 under the 1940 Act.

(b)
The Fund may invest more than 25% of its total assets in the banking industry. There are no limitations on investments in U.S. government securities, including obligations issued or guaranteed by its agencies or instrumentalities.

Rule 35d-1. Certain of the Funds, as noted immediately above or in the prospectus, have adopted non-fundamental operating policies that require at least 80% (or, in the case of certain Funds, an amount greater than 80%) of the Fund’s assets (net assets plus the amount of any borrowings for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

These 80% or greater requirements are non-fundamental operating policies that may be changed by the Board of Trustees without shareholder approval. Nevertheless, the Board of Trustees has adopted a policy requiring not less than sixty (60) days written notice be provided to shareholders, in the manner required by Rule 35d-1 under the 1940 Act, before the effective date of any change in such a policy by a Fund which is subject to Rule 35d-1. This includes Funds of the Trust the names of which include terms that suggest a focus on a particular type of investment.

Non-Fundamental Investment Restrictions. Unless otherwise indicated, all limitations applicable to a Fund’s investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of a Fund’s assets invested in certain securities or other instruments, or change in the average duration of a Fund’s investment portfolio, resulting from market fluctuations or other changes in a Fund’s total assets will not require a Fund to dispose of an investment until the sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the sub-adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

TRUSTEES AND OFFICERS OF THE TRUST

The officers of the Trust manage its day-to-day operations and are responsible to the Trust’s Board of Trustees. The Trustees set broad policies for each Fund and choose the Trust’s officers. All of the Trustees also serve as Trustees and Managers for the other investment companies in the Fund Complex (as defined below).

The following is a list of the Trustees and officers of the Trust, a statement of their present positions and principal occupations during the past five years. The following also lists the number of portfolios overseen by the Trustees and other directorships of public companies or other registered investment companies held by the Trustees.

For purposes of this section, the term “Fund Complex” includes each of the following investment companies: JNL® Series Trust (89 portfolios), JNL Investors Series Trust (2 portfolios), JNL Variable Fund LLC (20 portfolios). Some of the Trustees and officers are also Trustees and officers of other Funds in the Fund Complex. The Term Fund Complex does not include other funds that are part of the same group of investment companies, including funds sponsored by Curian Capital LLC.

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee or Officer
Interested Trustee
Mark D. Nerud (45) 1 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2007 to present) President and Chief Executive Officer (12/2006 to present)	111
Principal Occupation(s) During Past 5 Years:
Chief Executive Officer of the Adviser (1/2010 to present); President of the Adviser (1/2007 to present); Managing Board Member of Curian Capital, LLC (1/2011 to present) and Curian Clearing LLC (1/2011 to present); Chief Financial Officer of the Adviser (11/2000 to 1/2007) and Managing Board Member of the Adviser (11/2000 to 11/2003) (1/2007 to 12/2010); President and CEO of other Investment Companies advised by the Adviser (12/2006 to present); Vice President – Fund Accounting & Administration of Jackson National Life Insurance Company (1/2000 to 12/2009)

Other Directorships Held by Trustee During Past 5 Years: None
Disinterested Trustees
Michael Bouchard (55) 1 Corporate Way Lansing, MI 48951	Trustee 2 (12/2003 to present)	111
Principal Occupation(s) During Past 5 Years: Sheriff, Oakland County, Michigan (1/99 to present)
Other Directorships Held by Trustee During Past 5 Years: None
William J. Crowley, Jr. (66) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2007 to present)	111
Principal Occupation(s) During Past 5 Years: Managing Partner (Baltimore Office) – Arthur Andersen LLP (2001 to 2002); Board Member of various corporate boards (2002 to present)
Other Directorships Held by Trustee During Past 5 Years:
Director of Alpha Natural Resources; Director of Foundation Coal Holdings, Inc. (from 12/2004 until 7/2009 when the company was acquired); Director of Bio Veris Corporation (from 5/2003 until 6/2007 when the company was acquired); Director of Provident Bankshares Corporation (from 5/2003 until 5/2009 when company was acquired)

Dominic D’Annunzio (73) 1 Corporate Way Lansing, MI 48951	Trustee 2 (2/2002 to present) Chairman of the Board (2/2004 to 12/2010)	111
Principal Occupation(s) During Past 5 Years: Acting Commissioner of Insurance for the State of Michigan (1/90 to 5/90) and (8/97 to 5/98)
Other Directorships Held by Trustee During Past 5 Years: None
Michelle Engler (53) 1 Corporate Way Lansing, MI 48951	Chairperson of the Board 3 (1/2011 to present) Trustee 2 (12/2003 to present)	111
Principal Occupation(s) During Past 5 Years: Attorney (1983 to present)
Other Directorships Held by Trustee During Past 5 Years: Director of Federal Home Loan Mortgage Corporation (2001 to 9/2008)
James Henry, Ph.D. (73) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2007 to present)	111
Principal Occupation(s) During Past 5 Years: Dean Emeritus and Professor of Finance, Eli Broad College of Business and Graduate School of Management at Michigan State University (2001 to July 2009)
Other Directorships Held by Trustee During Past 5 Years: None
Richard McLellan (69) 1 Corporate Way Lansing, MI 48951	Trustee 2 (12/1994 to present)	111
Principal Occupation(s) During Past 5 Years:
Attorney (2010 to present); Senior Counsel, Dykema Gossett PLLC (2007 to 2009); Member, Dykema Gossett PLLC (Law Firm) (1973 to 2007); Adjunct Professor, Michigan State University (2008 to present)

Other Directorships Held by Trustee During Past 5 Years: Member of the Board of Directors of ITC Holdings Corp. (11/2007 to present)
William R. Rybak (60) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2007 to present)	111
Principal Occupation(s) During Past 5 Years: Board Member of various corporate boards (see below) (2002 to present)
Other Directorships Held by Trustee During Past 5 Years:
Member of the Board of Directors of Christian Brothers Investments, Inc. (2010 to present); Chairman of the Board of Trustees of Lewis University (1982 – 2009) and Chair Emeritus (2009 to present); Member of the Board of Directors of Howe Barnes Hoefer Arnett (2001 to 3/2011); Member of the Boards of each of the Calamos Mutual Funds (2002 to present) since 2002; Member of the Board of Directors of The PrivateBancorp (2003 to present); Chairman of the Board of Trustees of St. Coletta’s of Illinois (2004 to 2007) and Member of the Board (2000 to 2007)

Patricia A. Woodworth (56) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2007 to present)	111
Principal Occupation(s) During Past 5 Years:
Vice President, Chief Financial Officer and Chief Operating Officer, The J. Paul Getty Trust (12/2007 to present); Executive Vice President for Finance and Administration, Chief Financial Officer, Art Institute of Chicago (2002 to 11/2007)

Other Directorships Held by Trustee During Past 5 Years: None

1 Mr. Nerud is an “interested person” of the Trust due to his position with Jackson National Asset Management, LLC, the Adviser.
2 The interested and disinterested Trustees are elected to serve for an indefinite term.
3  Beginning January 1, 2011, the Chairperson shall serve as Chairperson for no more than three consecutive years and may not be re-elected as Chairperson until at least one year has elapsed since the end of the Chairperson’s term. Chairperson Engler’s term will lapse at the end of 2013.

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee or Officer
Officers
Karen J. Buiter (46) 1 Corporate Way Lansing, MI 48951	Assistant Treasurer (12/2008 to present)	Not Applicable
Principal Occupation(s) During Past 5 Years:
Vice President – Financial Reporting of the Adviser (7/2011 to present); Assistant Treasurer of other Investment Companies advised by Curian Capital, LLC (11/2010 to present); Assistant Vice President – Financial Reporting of the Adviser (4/2008 to 6/2011); Assistant Treasurer of other Investment Companies advised by the Adviser (12/2008 to present); Treasurer of Henderson Global Funds (2/2004 to 3/2008)

Kelly L. Crosser (39) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (9/2007 to present)	Not Applicable
Principal Occupation(s) During Past 5 Years:
Assistant Secretary of other Investment Companies advised by the Adviser (9/2007 to present); Senior Compliance Analyst of Jackson National Life Insurance Company (4/2007 to present);Assistant Secretary of other Investment Companies advised by Curian Capital, LLC (11/2010 to present);  Mutual Fund Compliance Analyst of Jackson National Life Insurance Company (2/2006 to 4/07)

Steven J. Fredricks (41) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (1/2005 to present)	Not Applicable
Principal Occupation(s) During Past 5 Years:
Chief Compliance Officer of the Adviser and other Investment Companies advised by the Adviser (1/2005 to present); Chief Compliance Officer of other Investment Companies advised by Curian Capital, LLC (10/2011 to present)

Danielle A. Bergandine (31) 1 Corporate Way Lansing, MI 48951	Anti-Money Laundering Officer (12/2007 to present)	Not Applicable
Principal Occupation(s) During Past 5 Years:
Senior Compliance Analyst of the Adviser (6/2009 to present); Anti-Money Laundering Officer of other Investment Companies advised by Curian Capital, LLC (10/2011 to present); Compliance Analyst of the Adviser (08/2006 to 6/2009); Administrative Assistant of the Adviser (12/2005 to 08/2006)

Daniel W. Koors (41) 1 Corporate Way Lansing, MI 48951	Vice President (12/2006 to present)	Not Applicable
Principal Occupation(s) During Past 5 Years:
Senior Vice President of the Adviser (1/2009 to present) and Chief Operating Officer of the Adviser (4/2011 to present); Chief Financial Officer of the Adviser (1/2007 to 4/2011); Treasurer and Chief Financial Officer of the Trust (12/2006 to 11/2011); Treasurer and Chief Financial Officer (Principal Financial Officer) of other Investment Companies advised by Curian Capital, LLC (11/2010 to present); Vice President of the Adviser (1/2007 to 12/2008); Vice President of other Investment Companies advised by the Adviser (12/2006 to present); Treasurer and Chief Financial Officer of other Investment Companies advised by the Adviser (12/2006 to 11/2011); Assistant Vice President – Fund Administration of Jackson National Life Insurance Company (8/2006 to 1/2009)

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee or Officer
Gerard A. M. Oprins (52) 1 Corporate Way Lansing, MI 48951	Treasurer and Chief Financial Officer (Principal Financial Officer) (11/2011 to present)	Not Applicable
Principal Occupation(s) During Past 5 Years:
Senior Vice President and Chief Financial Officer of the Adviser (4/2011 to present); Business Consultant (2009 to 3/2011); Partner, Ernst & Young LLP (1995 to 2009)

Michael Piszczek (54) 1 Corporate Way Lansing, MI 48951	Vice President (11/2007 to present)	Not Applicable
Principal Occupation(s) During Past 5 Years:
Vice President – Tax of the Adviser (7/2011 to present); Vice President of other Investment Companies advised by the Adviser (11/2007 to 6/2011); Vice President of other Investment Companies advised by Curian Capital, LLC (11/2010 to present); Assistant Vice President – Tax of the Adviser (11/2007 to 6/2011); Assistant Vice President – Nuveen Investments (4/1999 to 8/2007); Assistant Vice President and Assistant Secretary – Nuveen Funds (4/1999 to 8/2007)

Susan S. Rhee (40) 1 Corporate Way Lansing, MI 48951	Vice President, Counsel and Secretary (2/2004 to present)	Not Applicable
Principal Occupation(s) During Past 5 Years:
Senior Vice President and General Counsel of the Adviser (1/2010 to present); Chief Legal Officer (7/2004 to 12/2009) and Secretary (11/2000 to present) of the Adviser; Vice President, Counsel (Chief Legal Officer), and Secretary of other Investment Companies advised by the Adviser (2/2004 to present); Vice President, Chief Legal Officer & Secretary of other Investment Companies advised by Curian Capital, LLC (11/2010 to present); Assistant Vice President of Jackson National Life Insurance Company (8/2003 to 12/2009); Associate General Counsel of Jackson National Life Insurance Company (7/2001 to 12/2009)

Board Of Trustees Leadership Structure

The Board is responsible for oversight of the Trust, including risk oversight and oversight of Trust management. The Board consists of eight disinterested Trustees and one interested Trustee. The disinterested Trustees have retained outside independent legal counsel and meet at least quarterly with that counsel in executive session without the interested Trustee and management.

The Chairperson of the Board is a disinterested Trustee. The Chairperson presides at all meetings of the Board at which the Chairperson is present. The Chairperson exercises such powers as are assigned to him or her by the Trust’s organizational and operating documents and by the Board of Trustees, which may include acting as a liaison with service providers, attorneys, the Trust’s officers including the Chief Compliance Officer and other Trustees between meetings.

The Board has established a committee structure to assist in overseeing the Trust. The Board has an Audit Committee, a Governance Committee, and two Investment Committees. Each committee is comprised exclusively of disinterested Trustees, with the exception of one of the Investment Committees, which has the Interested Trustee as a member, and each is chaired by one or more different disinterested Trustees. The disinterested chairperson(s) of each committee, among other things, facilitates communication among the disinterested Trustees, Trust management, service providers, and the full Board. The Trust has determined that the Board’s leadership structure is appropriate given the specific characteristics and circumstances of the Trust including, without limitation, the number of Funds that comprise the Trust, the net assets of the Trust and the Trust’s business and structure, because it allows the Board to exercise oversight in an orderly and efficient manner.

Risk Oversight

Consistent with its general oversight responsibilities, the Board oversees risk management of each Fund. The Board administers its risk oversight function in a number of ways, both at the Board level and through its Committee structure, as deemed necessary and appropriate at the time in light of the specific characteristics or circumstances of the Funds. As part of its oversight of risks, the Board or its Committees receive and consider reports from a number of parties, such as the Adviser, the Sub-Advisers, portfolio managers, the Trust’s independent auditors, the Trust’s officers including the Chief Compliance Officer, Jackson executives and outside counsel. The Board also adopts and periodically reviews policies and procedures intended to address risks and monitors efforts to assess the effectiveness of the implementation of the policies and procedures in addressing risks. It is possible that, despite the Board’s oversight of risk, not all risks will be identified, mitigated or addressed. Further, certain risks may arise that were unforeseen.

Committees of the Board of Trustees

The Audit Committee assists the Board of Trustees in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports and other financial information provided by the Trust to the public or government agencies. The Audit Committee is responsible for the selection, subject to ratification by the Board, of the Trust’s independent registered public accounting firm, and for the approval of the auditor’s fee. The Audit Committee also reviews the Trust’s internal controls regarding finance, accounting, legal compliance and the Trust’s auditing, accounting and financial processes generally. The Audit Committee also serves as the Trust’s “Qualified Legal Compliance Committee”, for the confidential receipt, retention, and consideration of reports of evidence of material violations under rules of the SEC. Effective January 1, 2011, Messrs. Crowley, D’Annunzio, Henry, and Ms. Engler are members of the Audit Committee. Effective January 1, 2011, Mr. Crowley serves as Chair of the Audit Committee. The Audit Committee had four meetings in the last 12 months.

The Pricing Committee oversees the valuation of portfolio securities when there are missing prices, other circumstances requiring determination of fair value of portfolio securities, or pricing errors. Messrs. Nerud, Koors, and Fredricks (non-voting) are members of the Pricing Committee. Actions of the Pricing Committee in determining the fair value of portfolio securities are subject to subsequent ratification by the Board. The Pricing Committee had 12 meetings in the last 12 months.

The Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board of Trustees. The Governance Committee will accept shareholder trustee nominations. Any such nominations should be sent to the Trust’s Governance Committee, c/o Chair of the Governance Committee, Mr. William R. Rybak, P.O. Box 30902, Lansing, Michigan 48909-8402. Mssrs. Bouchard, McLellan, Rybak and Mesdames Engler and Woodworth are members of the Governance Committee. Mr. Rybak serves as Chair of the Governance Committee. Ms. Engler is an ex officio (non-voting) member of the Governance Committee. The Governance Committee had four meetings in the last 12 months.

The Investment Committees review the performance of the Funds. Each Committee meets at least four times per year and reports the results of its review to the full Board at each regularly scheduled Board meeting. Each disinterested Trustees sits on one of the two Committees. Messrs. Crowley, D’Annunzio, Henry, and McLellan are members of Investment Committee A. Mr. Henry serves as Chair of Investment Committee A. Mssrs. Bouchard and Rybak and Mesdames Engler and Woodworth are members of Investment Committee B. Ms. Woodworth serves as Chair of Investment Committee B. The Trustees do not receive any additional compensation for their service on the Investment Committees.

Certain Positions of Disinterested Trustees and their Family Members

None of the disinterested Trustees, nor any member of a disinterested Trustee’s immediate family, held any position (other than the disinterested Trustee’s position as such with the Trust) including as officer, employee, director or general partner during the two most recently completed calendar years with: (i) any Fund; (ii) an investment company, or a person that would be an investment company but for the exclusion provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as any Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or principal underwriter of any Fund; (iii) an investment adviser, principal underwriter or affiliated person of any Fund; or (iv) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of any Fund.

Ownership of Trustees of Shares in the Funds of the Trust

As of December 31, 2011, the Trustees beneficially owned the following interests in shares of the Funds:

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of equity Securities in All registered Investment Companies Overseen by the Trustee in the Family of Investment Companies
Mark D. Nerud1	None	Over $100,000
Michael Bouchard	$10,001 to $50,000	$10,000 - $50,000
JNL Money Market Fund
William J. Crowley, Jr.3	$50,001 - $100, 000	Over $100,000
JNL Money Market Fund
Over $100,000
JNL/PPM America Total Return Fund
Dominic D’Annunzio 3	Over $100,000	Over $100,000
JNL Money Market Fund
Michelle Engler2	None	Over $100,000
James Henry	Over $100, 000	Over $100,000
JNL/PPM America Total Return Fund
Richard McLellan2	None	Over $100,000
William R. Rybak2	None	Over $100,000
Patricia A. Woodworth 3	Over $100,000	Over $100,000
JNL/PPM America Total Return Fund JNL Money Market Fund

1 The beneficial interests of Mr. Nerud in shares of the Funds are held by him through a qualified retirement plan maintained by Jackson for its officers and employees.
2 Mr. McLellan, Mr. Rybak and Ms. Engler each own a Jackson National Life Insurance Company variable annuity under which their respective investment is allocated to the investment divisions that invest in the Funds.
3 Pursuant to the Deferred Compensation Plan, Messrs. Bouchard, Crowley, D’Annunzio, Henry and Ms. Woodworth deferred a portion of their compensation into shares of one or more series of JNL Investors Series Trust.

Ownership by Disinterested Trustees of Interests in Certain Affiliates of the Trust

As of December 31, 2011, none of the disinterested Trustees, nor any member of a disinterested Trustee’s immediate family, owned beneficially or of record any securities in an adviser or principal underwriter of the Fund, or a person directly or indirectly controlling or under common control with an investment adviser or principal underwriter of the Fund.

Selection of Trustee Nominees

The Board is responsible for considering trustee nominees at such times as it considers electing new Trustees to the Board. The Governance Committee, on behalf of the Board, leads the Board in its consideration of Trustee candidates. The Board and Governance Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms that the Board or the Governance Committee may engage from time to time and will also consider shareholder recommendations. The Board has not established specific, minimum qualifications that it believes must be met by a Trustee nominee. In evaluating trustee nominees, the Board and Governance Committee consider, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Board and Governance Committee also consider whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Board and Governance Committee evaluate nominees for Trustee based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a trustee nominee should submit his or her recommendation in writing to the Chair of the Governance Committee, William R. Rybak, P.O. Box 30902, Lansing, Michigan 48909-8402. At a minimum, the recommendation should include:

•	The name, address, date of birth and business, educational, and/or other pertinent background of the person being recommended;

•	A statement concerning whether the person is an “interested person” as defined in the 1940 Act, as amended;

•	Any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	The name and address of the person submitting the recommendation, together with an affirmation of the person’s investment, in the Funds and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Board in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential plc (the ultimate parent company of the Funds’ investment adviser and distributor) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential plc or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Board decides to nominate an individual as a Trustee, Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information that must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a Trustee of a registered investment company.

Additional Information Concerning The Trustees

The table below briefly discusses, for each Trustee, the particular experience, qualifications, attributes or skills that led to the conclusion that the Trustee should serve as a Trustee. The Board monitors its conclusions in light of information subsequently received throughout the year and considers its conclusions to have continuing validity until the Board makes a contrary determination. In reaching their conclusions, the Trustees considered various facts and circumstances and did not identify any factor as controlling, and individual Trustees may have considered additional factors or weighed the same factors differently.

Mark D. Nerud. Mr. Nerud is President and CEO of the Adviser, and President and CEO of other investment companies advised by the Adviser. Mr. Nerud also served as Vice President – Fund Accounting & Administration of Jackson for 10 years. Mr. Nerud is the former Chief Financial Officer of the Adviser and of other investment companies advised by the Adviser. Mr. Nerud has a Bachelor of Arts in Economics from St. Olaf College.

The Board considered Mr. Nerud’s various roles and executive experience with the Adviser, his executive experience, financial and accounting experience, academic background, and his approximately five years experience as Trustee of the Trust.

Michael Bouchard. Mr. Bouchard is currently Sherriff of Oakland County Michigan. Mr. Bouchard has a Bachelors degree from Michigan State University, where he majored in criminal justice and police administration.

The Board considered Mr. Bouchard’s executive experience, academic background, and his approximately eight years experience as Trustee of the Trust.

William J. Crowley, Jr. Mr. Crowley formerly served as Managing Partner (Baltimore Office) of Arthur Andersen, and currently serves on the board of Foundation Coal Holdings, Inc. and Provident Bankshares Corporation (a bank). Mr. Crowley has a Bachelor of Arts and a Master’s in Business Administration from Michigan State University.

The Board considered Mr. Crowley’s accounting and financial experience, board experience with other companies, academic background, and his approximately five years experience as Trustee of the Trust.

Dominic D’Annunzio. Mr. D’Annunzio stepped down as Chairman of the Board at the end of 2010. Mr. D’Annunzio is a former Acting Commissioner of Insurance for the State of Michigan. Mr. D’Annunzio graduated from Walsh College with a degree in Accounting and Financial Administration.

The Board considered Mr. D’Annunzio’s experience with insurance matters, academic background, and his approximately ten years experience as Trustee of the Trust, including seven years as Chairman of the Board.

Michelle Engler. Ms. Engler is currently the Chairperson of the Board. Ms. Engler is a practicing attorney. Ms. Engler is a former director of FHLMC. Ms. Engler received her Bachelor’s degree in Government at the University of Texas and is a graduate of the University of Texas Law School.

The Board considered Ms. Engler’s executive experience, board experience with a financial company, academic background, legal training and practice, and her approximately eight years experience as Trustee of the Trust, including one year as Chairperson of the Board.

James Henry, Ph.D. Mr. Henry is Dean Emeritus and Professor of Finance, Eli Broad College of Business and Graduate School of Management at Michigan State University. Mr. Henry has an undergraduate degree in business and an MBA from Ohio University. He also has a Master’s degree in Accounting and a Doctorate in Finance, Accounting and Economics from Syracuse University.

The Board considered Mr. Henry’s financial experience, academic background and his approximately five years experience as Trustee of the Trust.

Richard McLellan. Mr. McLellan is Senior Counsel, and former Member of Dykema Gossett PLLC (law firm). He is an Adjunct Associate Professor at Michigan State University. Mr. McLellan received his bachelor’s degree from Michigan State University and is a graduate of the University of Michigan Law School.

The Board considered Mr. McLellan’s legal training and practice, academic background and his approximately seventeen years experience as Trustee of the Trust.

William R. Rybak. Mr. Rybak formerly served as Chief Financial Officer of Van Kampen Investments and is a Board Member of several corporate boards, including another mutual fund company. Mr. Rybak has a Bachelor of Arts degree in Accounting from Lewis University and a Master’s of Business Administration from the University of Chicago.

The Board considered Mr. Rybak’s board experience with other companies, financial experience, academic background and approximately five years experience as Trustee of the Trust.

Patricia A. Woodworth. Ms Woodworth is Vice President, Chief Financial Officer and Chief Operating Officer of The J. Paul Getty Trust, and is former Executive Vice President for Finance and Administration, Chief Financial Officer of the Art Institute of Chicago. Ms. Woodworth has a Bachelor of Arts from the University of Maryland.

The Board considered Ms. Woodworth’s executive experience, financial experience, academic background, and approximately five years experience as Trustee of the Trust.

Trustee Compensation

The Trustee who is an “interested person” receives no compensation from the Trust. Effective January 1, 2012, the Trustee who is an “interested person” receives no compensation from the Trust. Each disinterested Trustee is paid by the Funds an annual retainer of $140,000, as well as a fee of $7,000 for each meeting of the Board of Trustees attended. The Chairperson of the Board of Trustees receives an additional retainer of $30,000. The Chair of the Audit Committee receives an additional annual retainer of $15,000 for services in that capacity. The members of the Audit Committee receive $2,500 for each in-person or telephonic Audit Committee meeting. The Chair of the Governance Committee receives an additional annual retainer of $15,000 for services in that capacity. The members of the Governance Committee will receive $2,500 for each in-person or telephonic Governance Committee meeting. If a Trustee participates in a Board meeting by telephone, the Trustee will receive half of the meeting fee.

Trustees will receive $2,500 per day plus travel expenses when traveling, on behalf of a Fund, out of town on Fund business (which, generally, does not include attending educational sessions or seminars). However, if a Board or Committee meeting is held out of town, Trustees will not receive the “per diem” fee plus the Board or Committee fee for such out of town meeting, but rather will receive the greater of $2,500 or the meeting fee.

The disinterested Trustees and the Trust’s Chief Compliance Officer received the following compensation for their services during the 12 months ended December 31, 2011:

Trustee	Aggregate Compensation from the Trust1	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex
Michael Bouchard	$2,377	$0	$0	$159,0004
William J. Crowley, Jr.	$2,638	$0	$0	$176,500
Dominic D’Annunzio	$2,414	$0	$0	$161,5005
Michelle Engler3	$3,013	$0	$0	$201,500
James Henry	$2,414	$0	$0	$161,5006
Richard McLellan	$2,325	$0	$0	$155,500
William R. Rybak	$2,602	$0	$0	$174,000
Patricia Woodworth	$2,377	$0	$0	$159,0007
Steven J. Fredricks 2	$4,578	$0	$0	$306,173

1 The fees paid to the independent Trustees are paid for combined meetings of all Funds in the Fund Complex. The fees are allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets. The total fees to all the independent Trustees are $1,348,500.
2 Mr. Fredricks’ compensation is paid by the Funds for his duties as the Chief Compliance Officer of the Fund Complex. The expense is allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets.
3 Ms. Engler is an ex officio (non-voting) member of the Governance Committee. Therefore, she does not receive any compensation as a member of the Governance Committee.
4 Amount includes $119 deferred by Mr. Bouchard.
5 Amount includes $1,207 deferred by Mr. D’Annunzio.
6 Amount includes $2,173 deferred by Mr. Henry.
7 Amount includes $2,377 deferred by Ms. Woodworth.

Neither the Trust nor any of the other investment companies in the Fund Complex has adopted any plan providing pension or retirement benefits for Trustees.

PRINCIPAL HOLDERS OF THE TRUST’S SHARES

As of April 4, 2012, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the then outstanding shares of each class of each Fund.

As of April 4, 2012, the following persons beneficially owned more than 5% or more of the shares of any class of a Fund.

Fund	Name and Address	Amount of Ownership	Percentage of Shares owned
JNL Money Market Fund (Institutional Class)
JNL/AQR Managed Futures Strategy Fund	1 Corporate Way Lansing, MI 48951	380,040,834.360	18.25%
JNL/Franklin Templeton Income Fund	1 Corporate Way Lansing, MI 48951	146,002,217.100	7.01%
JNL/Ivy Asset Strategy Fund	1 Corporate Way Lansing, MI 48951	135,872,787.850	6.53%
JNL/Goldman Sachs Core Plus Bond Fund	1 Corporate Way Lansing, MI 48951	120,504,371.260	5.79%
JNL/PPM America Total Return Fund (Class A)
JNL/S&P Managed Moderate Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	7,333,659.727	26.68%
JNL/S&P Managed Conservative Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	7,332,778.981	26.68%
JNL/S&P Managed Moderate Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	5,080,879.742	18.48%
JNL/S&P Managed Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	3,255,958.402	11.84%
JNL Disciplined Moderate Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	3,056,064.491	11.12%

INVESTMENT ADVISER, SUB-ADVISERS AND OTHER SERVICE PROVIDERS

Investment Adviser

Jackson National Asset Management, LLC (“JNAM”), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust. As investment adviser, JNAM provides the Trust with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson National Life Insurance Company (“Jackson”), which is in turn wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States of America.

JNAM acts as investment adviser to the Trust pursuant to an Investment Advisory and Management Agreement.

The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (ii) the shareholders of the affected Fund or the Board of Trustees. It may be terminated at any time without penalty upon sixty (60) days notice by the Board, the Adviser, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon assignment. Additional Funds may be subject to a different agreement. The Investment Advisory and Management Agreement provides that the Adviser shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement. As compensation for its services, the Trust pays the Adviser a fee in respect of each Fund as described in the Prospectus.

The Adviser fees incurred by the JNL Money Market Fund for the fiscal years ended October 31, 2009, October 31, 2010, October 31, 2011, and the two-month period ended December 31, 2011 were $1,184,482, $2,045,389, $3,107,707, and $569,633, respectively. The Investment Adviser waived $0, $0, $25,081 and $0 for the fiscal years ended October 31, 2009, October 31, 2010, October 31, 2011, and the two-month period ended December 31, 2011, respectively.

The Adviser fees incurred by the JNL/PPM America Total Return Bond Fund for the fiscal years ended October 31, 2009, October 31, 2010, October 31, 2011, and the two-month period ended December 31, 2011 were $111,344, $127,635, $141,814, and $87,281, respectively.

Investment Adviser/Sub-Advisers and Portfolio Managers

In addition to providing the services described above, the Adviser may, subject to the approval of the Trustees of the Trust, select, contract with and compensate the sub-adviser(s) to manage the investment and reinvestment of the assets of each Fund of the Trust. The Adviser monitors the compliance of the sub-adviser(s) with the investment objectives and related policies of the Fund and reviews the performance of such sub-adviser(s) and reports periodically on such performance to the Trustees of the Trust.

PPM America, Inc.

PPM America, Inc. (“PPM”), which is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, serves as sub-adviser to the JNL/PPM America Total Return Fund.

PPM, an affiliate of the Adviser, is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

Portfolio Manager Compensation Structure

PPM considers compensation critical to the retention of high quality investment professionals. PPM’s policy is to reward professional staff according to competitive industry scales, personal effort and performance. This is accomplished throughout three primary compensation elements: Fixed base salary, subject to annual merit increases, annual bonus, and PPM’s long-term incentive program (“LTIP”). Base salary is evaluated for each professional at least annually based on tenure, performance, and market factors. The annual bonus is discretionary, and is based on a wide variety of factors, including but not limited to, performance of accounts under management, firm-wide profitability and other criteria established by management from time to time. The PPM LTIP program is based on the overall performance of the operations of PPM and other U.S. based affiliates. To help in retaining its investment professionals, the PPM LTIP has a four-year cliff vesting. The mix of base, bonus, and LTIP varies by level, with more senior employees having a greater percentage of their pay at risk through annual bonus and LTIP.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2011:

JNL/PPM America Total Return Fund
Michael T. Kennedy	Number Of Accounts	Total Assets
registered investment companies*:	1	$301,703,036
other pooled investment vehicles:	0	$0
other accounts:	2	$802,116,140

Matt Willey	Number Of Accounts	Total Assets
registered investment companies*:	1	$301,703,036
other pooled investment vehicles:	0	$0
other accounts*:	5	$19,975,954,749
* Shared responsibility in the management of the indicated accounts.

Conflicts of Interest

PPM is not aware of any material conflicts of interest that may arise in connection with its management of the Fund’s investments and the investments of its other accounts.

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. With respect to the JNL/PPM America Total Return Fund, while PPM currently manages two other accounts using similar investment strategies that are used in connection with the management of the Total Return Fund, Messrs. Kennedy and Willey do not currently manage these accounts. Accordingly, portfolio holdings, relative position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. However, securities selected for similarly managed funds or accounts other than one of the Funds may outperform the securities selected for the respective PPM Funds. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, and allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as PPM may have an incentive to allocate securities that are expected to increase in value to preferred accounts, including those of clients affiliated with PPM. Also, each Fund, as a registered investment company, is subject to different regulations than certain of the accounts managed by PPM, and, consequently, there may be differences in the allowable investments and investment techniques between accounts of client managed by PPM. Further, the majority of accounts managed by PPM represent assets of, or accounts sponsored by, its affiliates. PPM seeks to manage such potential conflicts by through the adoption of a variety of policies and procedures, including procedures intended to provide a fair allocation of buy and sell opportunities among the Funds and other accounts.

Also, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest, including conflicts of interest related to the knowledge and timing and potential market impact of trades placed on behalf of clients, as well as current or potential investment opportunities under consideration. While the Fund and PPM have adopted a variety of procedures, including a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

As noted above, PPM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Security Ownership of Portfolio Managers for the JNL/PPM America Total Return Fund

Security Ownership of Portfolio Managers	Michael T. Kennedy	Matt Willey
None	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Wellington Management Company, LLP

           Wellington Management Company, LLP (“Wellington Management”), is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management serves as sub-adviser to the JNL Money Market Fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2011, Wellington Management had investment management authority with respect to approximately $651billion in assets.

Sub-Advisory Fees

As compensation for their services, the sub-advisers receive fees from the Adviser computed separately for the Fund. The fee for each Fund is stated as an annual percentage of the net assets of the Fund, and is calculated based on the average net assets of the Fund.

The following is the management fee the Adviser currently is obligated to pay the sub-adviser out of the advisory fees it receives from the Fund as described elsewhere in this SAI and the Prospectus:

Fund	Assets	Fees
JNL Money Market Fund	$0 to $750 million $750 million to $1 billion Over $1 billion	0.05%1 0.04%1 0.025%1
JNL/PPM America Total Return Fund	$0 to $150 million $150 to $300 million Over $300 million	0.20% 0.175% 0.15%
1 The assets of the JNL/Select Money Market Fund of the JNL Series Trust and the assets of the JNL Money Market Fund of JNL Investors Series Trust will be combined for purposes of determining the applicable annual rate. The Sub-Adviser is voluntarily waiving fees in excess of 0.025% on all aggregated average daily net assets through December 31, 2012.

The sub-advisory fees payable by the Adviser to the sub-advisers may be revised as agreed to by the parties from time to time and approved by the Board of Trustees.

Subject to the supervision of the Adviser and the Trustees pursuant to investment sub-advisory agreements entered into between the Adviser and the sub-advisers, the sub-advisers invest and reinvest the Fund’s assets consistent with each Fund’s respective investment objectives and policies. The investment sub-advisory agreements continue in effect for the Funds from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Funds and by the shareholders of the affected Funds or the Board of Trustees. The sub-advisory agreements may be terminated at any time upon 60 days notice by either party and will terminate automatically upon assignment or upon the termination of the investment management agreement between the Adviser and the Funds. Additional Funds may be subject to a different agreement. Sub-Advisers are responsible for compliance with or have agreed to use their best efforts to manage each respective Fund to comply with the provisions of Section 851 of the Internal Revenue Code, applicable to the Fund.

Administrative Fee. The JNL/PPM America Total Return Fund pays to JNAM (“Administrator”) an Administrative Fee of 0.10% of the average daily net assets of the Fund. The Administrator does not receive a fee related to the performance of its services for the JNL Money Market Fund. The Administrator provides all necessary administrative functions and services for the operation of the Trust and the separate Funds. In addition, the Administrator provides fund accounting and administration services for each Fund. Each Fund is responsible for interest and taxes, overdraft expenses, trading expenses including brokerage commissions, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and of independent legal counsel to the disinterested Trustees, registration/regulatory expenses, and other operating expenses.

The fees paid by each Fund to the Administrator are outlined below:

Fund	Two-Month Period ended December 31, 2011	Fiscal year Ended October 31, 2011	Fiscal Year Ended October 31, 2010	Fiscal Year Ended October 31, 2009
JNL Money Market Fund	$0	$0	$0	$0
JNL/PPM America Total Return Fund	$17,456	$28,362	$25,527	$17,625

Custodian. The custodian has custody of all securities and cash of the Trust and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust.

JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017, acts as custodian for the Funds. The custodian is an affiliate of J.P. Morgan Investment Management Inc. JPMorgan Chase Bank, N.A. is an indirect subsidiary of JPMorgan Chase & Co.

Transfer Agent. JNAM is the transfer agent and dividend-paying agent for the Funds.

Independent Registered Public Accounting Firm. The Trustees have appointed KPMG LLP as the Trust’s independent registered public accounting firm. KPMG LLP, 303 E. Wacker Drive, Chicago, Illinois 60601, will audit and report on the Trust’s annual financial statements and will perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.

Fund Transactions and Brokerage. Pursuant to the Sub-Advisory Agreements, the sub-advisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. Except as provided under the Trust’s Directed Brokerage Guidelines, which are described below, the sub-advisers may place portfolio securities orders with broker-dealers selected in their discretion. The sub-advisers are obliged to place orders for the purchase and sale of securities with the objective of obtaining the most favorable overall results for the Trust (“best execution”), and each sub-adviser has adopted policies and procedures intended to assist it in fulfilling that obligation. In doing so, a Fund may pay higher commission rates than the lowest available when a sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as discussed below.

The cost of securities transactions for each Fund consist not only of brokerage commissions (for transactions in exchange-traded equities, OTC equities, and certain derivative instruments) and/or dealer or underwriter spreads for other types of securities, but also may include the market price impact of the Funds’ transactions. Bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the sub-adviser may deal directly with dealers who make a market in the securities. Such dealers usually act as principals for their own account. Securities may also be purchased from various market centers.

In selecting broker-dealers through which to effect transactions, each sub-adviser gives consideration to a number of factors described in its policy and procedures. The sub-advisers’ policies and procedures generally include as factors for consideration such matters as price, confidentiality, broker-dealer spread or commission (if any), the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. The sub-adviser’s selection of a broker-dealer based on one or more of these factors, either in terms of a particular transaction or the sub-adviser’s overall responsibilities with respect to the Trust and any other accounts managed by the sub-adviser, could result in the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

Under the terms of the Sub-Advisory Agreements, and subject to best execution, the sub-advisers also expressly are permitted to consider the value and quality of any “brokerage and research services” (as defined under Section 28(e) of the Securities Exchange Act of 1934, as amended), including securities research, or statistical, quotation, or valuation services provided to the sub-adviser by the broker-dealer. In placing a purchase or sale order, a sub-adviser may use a broker-dealer whose commission for effecting the transaction is higher than that another broker-dealer might have charged for the same transaction, if the sub-adviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the sub-adviser’s overall responsibilities with respect to the Trust and any other accounts managed by the sub-adviser. Research services provided by broker-dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. A sub-adviser may use research services provided by broker-dealers through which the sub-adviser effects Fund transactions in serving any or all of its accounts, and not all such services may be used by the sub-adviser in connection with the sub-advisers’ services to the Trust.

Where new issues of securities are purchased by a Fund in underwritten fixed price offerings, the underwriter or another selling group member may provide research services to a sub-adviser in addition to selling the securities to the Fund or other advisory clients of the sub-adviser.

During the fiscal year ended December 31, 2011, none of the Funds directed portfolio securities transactions to broker-dealers which provided research services to the Funds’ Sub-Advisers.

Pursuant to the Trust’s Directed Brokerage Guidelines, the Trust is authorized to enter into agreements or arrangements pursuant to which the Trust may direct JNAM, in its capacity as the Trust’s investment adviser, and each of the sub-advisers retained by JNAM (and approved by the Trust) to manage certain of the Funds, acting as agents for the Trust or its Funds to execute orders for the purchase or sale of portfolio securities with broker-dealers that have agreed to direct a portion of the brokerage commissions paid by the Funds back to the Funds.

In addition, in selecting broker-dealers to execute orders for the purchase or sale of portfolio securities for a Fund, JNAM and sub-advisers, may not take into account the broker-dealers’ promotion or sale of Fund shares. The Trust, JNAM, the sub-advisers and Jackson National Life Distributors LLC, the principal underwriter for the Trust, may not enter into any agreement (whether oral or written) or other understanding under which the Trust directs or is expected to direct to a broker-dealer, in consideration for the promotion or sale of shares issued by the Trust or any other registered investment company, portfolio securities transactions, or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from the Trust’s portfolio transactions effected through any other broker-dealer.

From time to time the Board of Trustees will review whether the sub-adviser’s recapture for the benefit of the Funds of some portion of the compensation paid by the Fund on the portfolio transactions is legally permissible and advisable. The Board of Trustees intend to continue to review whether recapture opportunities are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the Funds to participate, or continue to participate, in the commission recapture program.

Portfolio transactions for a Fund may be executed on an agency basis through broker-dealers that are affiliated with the Trust, the Adviser or a sub-adviser, if, in the sub-adviser’s judgment, the use of such affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a commission rate consistent with those charged by the affiliated broker-dealer to comparable unaffiliated customers in similar transactions. All transactions with affiliated broker-dealers must comply with Rule 17e-1 under the 1940 Act, and are reported to and reviewed by the Trustees on a regular basis.

Subject to compliance with Rule 10f-3 under the 1940 Act, sub-advisers are permitted to purchase securities from an underwriting syndicate in which an affiliate of the sub-adviser is a member. All such transactions are reported to and reviewed by the Trustees on a regular basis.

Subject to compliance with Rule 17a-7 under the 1940 Act, sub-advisers are permitted to cause a Fund to purchase securities from or sell securities to another account, including another investment company, advised by the sub-adviser. All such transactions are reported to and reviewed by the Trustees on a regular basis.

There are occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by the Adviser or a sub-adviser, or an affiliated company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when the Adviser or the sub-adviser believes that to do so is in the interest of a Fund and the other accounts participating. When such concurrent authorizations occur the executions will be allocated in an equitable manner.

During the past three fiscal periods, the Funds paid the following amounts in brokerage commissions for portfolio transactions:

Fund	Fiscal Period ended December 31, 2011	Fiscal year ended October 31, 2011	Fiscal year ended October 31, 2010
JNL Money Market Fund	$0	$0	$0
JNL/PPM America Total Return Fund 1	$1,628	552	970

1 This Fund began operations on December 29, 2008.

During the past three years, the Funds did not pay any amounts in brokerage commissions to affiliated broker-dealers.

As of December 31, 2011, the Funds did not own securities of the Fund’s regular broker-dealers or a publicly traded parent company of such broker-dealers.

The Distributor. Jackson National Life Distributors LLC (“Distributor” or “JNLD”), 7601 Technology Way, Denver, Colorado 80237, is the distributor of the shares of the Fund, which are offered for sale on a continuous basis. JNLD is a wholly owned subsidiary of Jackson, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. The Distribution Agreement was approved by the Board of Trustees on June 13, 2008, and will continue in effect from year to year provided such continuance is approved annually (i) by a majority of the Trustees and (ii) by a majority of the Trustees who are not a party to the Agreement or interested persons of any such party.

Besides Jackson National Life Distributors LLC, we are affiliated with the following broker-dealers:

●	National Planning Corporation,
●	SII Investments, Inc.,
●	Invest Financial Corporation,
●	Investment Centers of America, Inc., and
●	Curian Clearing LLC

The Distributor also has the following relationships with the sub-advisers and their affiliates. The Distributor receives payments from certain sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the sub-adviser’s participation. The fee is 0.10% depending on these factors. National Planning Holdings, Inc. participates in the sales of shares of retail mutual funds advised by certain sub-advisers and other unaffiliated entities and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds. In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the “Other Contracts”) issued by Jackson and its subsidiary, Jackson National Life Insurance Company of New York. Unaffiliated broker-dealers are also compensated at the standard rates of compensation. The compensation consists of commissions, trail commissions and other compensation or promotional incentives as described above and in the prospectus or statement of additional information for the Other Contracts.

All of the compensation described here, and other compensation or benefits provided by Jackson or our affiliates, may be greater or less than the total compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present this Contract over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask your registered representative about any variations and how he or she and his or her broker-dealer are compensated for selling the Contract.

Distribution Plan. Rule 12b-1 under the 1940 Act prohibits an investment company, or any separate series or class of shares, from engaging “directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature,” unless the company has adopted a written plan authorizing those expenditures in compliance with Rule 12b-1.

On August 30, 2006, the Board of Trustees of the Trust, including a majority of the Independent Trustees, approved the Distribution Plan pursuant to the Rule 12b-1 under the 1940 Act with respect to the Class A interests of each Fund (with the exception of the JNL Money Market Fund). Also at that meeting, the Board, including a majority of the Independent Trustees, approved a related Distribution Agreement with JNLD, appointing JNLD as distributor of the interests of the Trust. JNLD currently serves as distributor for other investment companies advised by JNAM and for Variable Contracts issued by Jackson and Jackson National Life Insurance Company of New York. The Distribution Plan for Class A was last approved by the Board of Trustees on May 23-24, 2011.

Under the Distribution Plan for the Class A Shares, the fee is computed at a maximum annual rate of 0.20% (with the exception of the JNL Money Market Fund, which has no distribution fee for Institutional Class shares) of the average daily net assets attributable to the Class A shares of the Fund and paid monthly to JNLD. To the extent consistent with the Distribution Plan and applicable law, the distribution fees reimburse JNLD or compensate broker-dealers, administrators, or others for providing distribution, shareholder services and related administrative services. The types of services and expenses that may be reimbursed or compensated pursuant to the Distribution Plan include, but are not limited to, the following:

•
Development, preparation, printing and mailing of Class A Funds’ prospectuses, SAIs or supplements, sales literature and other promotional materials describing and/or relating to the Fund and reports or communications which the Trust has prepared for distribution;

•	Holding or participating in seminars and sales meetings for registered representatives designed to promote the distribution of Class A shares;

•
Other distribution-related expenses, including pro-rated portion of Distributor’s overhead expenses attributable to the distribution of Class A Shares, as well as for additional distribution fees paid to securities dealers or their firms or others (including retirement plan recordkeepers) who have executed agreements with the Trust, Distributor or its affiliates, or for certain promotional distribution charges paid to broker-dealer firms or others, or for participation in certain distribution channels;

•	Training sales personnel regarding sales of Class A shares; and

•	Financing other activities that the Board of Trustees determines are primarily intended to result in the servicing or sale of Class A shares.

Code of Ethics. To mitigate the possibility that a Fund will be adversely affected by personal trading of employees, the Trust, the Adviser, the Sub-Advisers, the Funds, and JNLD have adopted Codes of Ethics (“Codes”) under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended. These Codes contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information regarding portfolio transactions of the Funds of the Trust. The Trust’s and the Adviser’s Codes comply, in all material respects, with the recommendations of the Investment Company Institute. Subject to the requirements of the Codes, employees may invest in securities for their own investment accounts, including securities that may be purchased or held by the Trust.

Proxy Voting for Securities held by the Funds. The Board of Trustees has adopted the proxy voting policy and procedure (“Trust Policy”) of the Adviser, pursuant to which the Trustees have delegated proxy voting responsibility to the Adviser, and pursuant to which the Adviser has delegated proxy voting responsibility to each of the sub-advisers, except SPIAS, which does not have a proxy voting policy, nor does SPIAS vote proxies. The Trust has adopted each of the sub-adviser’s proxy voting policies and procedures (“Policies”). The Policies (or summaries) are attached to this SAI. The Trustees will review each Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Funds’ shareholders, the Adviser, or the Sub-Advisers, the Sub-Advisers will generally vote the proxies related to the companies giving rise to such conflict, and report to the Board of Trustees on such conflicts.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. The sub-advisers generally review each matter on a case-by-case basis in order to make a determination of how to vote in a manner that best serves the interests of Fund shareholders. The sub-advisers may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. For example, JNAM shall permit a Sub-Adviser to abstain from voting a proxy for securities that have been loaned by the Fund and would have to be recalled in order to submit a proxy vote. In addition, the sub-advisers will monitor situations that may result in a conflict of interest in accordance with their policies and procedures. A description of the Policies used by the Funds to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30 are available without charge, upon request by calling (1) 1-888-276-0061, (2) on Jackson National Life Insurance Company’s website at http://vds.issproxy.com/SearchPage.php?CustomerID=2451, (3) on Jackson National Life Insurance Company of New York’s website at www.jackson.com, and (4) on the SEC’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO INFORMATION

Policies and Procedures

I.            Introduction

JNAM is the investment adviser to the Funds and certain affiliated and non-affiliated sub-advisers conduct the day-to-day management of the Funds. Pursuant to the sub-advisers’ respective “Sub-Advisory Agreements” with JNAM, the sub-advisers make the investment decisions for the Funds, including determinations as to the purchase and sale of securities for the Funds and the disposition of the assets for the Funds. The Adviser, pursuant to exemptive relief granted by the SEC, is a “Manager of Managers,” and monitors and reviews the performance of the sub-advisers and the Funds. In providing this oversight function, JNAM regularly reports to the Funds’ Board related to sub-adviser management, trading, and compliance functions. The Adviser does not make individual investment decisions on behalf of the Funds. The Adviser does not have a portfolio management department and does not operate a trading desk. The Adviser provides the Funds with various services, including, but not limited to, compliance, fund accounting, transfer agency services, due diligence, and administrative services.

Certain of the Funds underlie variable products sponsored by Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York, and are primarily sold to the separate accounts of those variable products, and are also sold to participants in certain “Qualified Retirement Plans.”

II.           Statement of Policy.

JNAM and the Funds’ Board have approved and adopted policies and procedures governing the disclosure of information regarding the Funds’ portfolio holdings. In adopting these policies and procedures, the Funds’ Board assessed the use of Fund portfolio information, and the manner in which such information is conveyed to other parties, including the shareholders (contractholders). The procedures are designed to control the disclosure of Fund portfolio information. The Funds and JNAM may share portfolio information with their affiliates as necessary to provide services to Funds. These policies and procedures are intended to balance the interests of the Funds’ shareholders and their access to portfolio information, with the interests of JNAM, the Distributor, and other service providers to the Funds in the administration and management of the Funds. The Funds’ Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the Federal Securities Laws.

As a general matter, it is the policy that public disclosure of information concerning the Funds’ portfolio holdings should allow all relevant parties consistent and equal access to portfolio information. In applying these principles, the Funds’ portfolio disclosures shall be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public.

A.           Policy Requirements. In order to implement this policy, the procedures generally provide that:

(i)  Information about the Funds’ portfolio holdings may not, except as set forth herein, be disclosed until it is either filed with the SEC, or mailed out to shareholders, which filing or mailing will not be made sooner than thirty (30) days after quarter end;

(ii)  Portfolio holdings information that is solely available in other regulatory reports or filings (such as U.S. Treasury Department filings) may not be disclosed, except as expressly authorized by the Funds’ President;

(iii)  As set forth herein, portfolio holdings information for certain of the Funds* (including, but not limited to, the “Fund of Funds” “Target Funds,” and “Index Funds”) that is more current than that in reports or other filings filed electronically with the SEC, may be disclosed on the Jackson website and in certain printed materials provided the information is posted on the Funds’ website one (1) day prior to the use of any printed materials; and

(iv)  Information about the Funds’ portfolio holdings shall not be disclosed by the Funds, JNAM, the Distributor, and personnel at the foregoing entities, to obtain compensation or consideration.

The foregoing, general policy requirements may not apply to certain of the Funds, including, but not limited, to the money market portfolios.

B.           Public Disclosures. Information regarding each Fund’s portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC. Except as set forth herein, such reports shall be released not sooner than thirty (30) days after the end of the relevant reporting period, or after such period required under applicable law.

*  The Fund of Funds, Target Funds, and Index Funds (such as the JNL/S&P Managed Conservative Fund, the JNL/Mellon Capital Management JNL 5 Fund, and the JNL/Mellon Capital Management International Index Fund) generally include those Funds sub-advised by Standard & Poor’s Investment Advisory Services LLC and/or Mellon Capital Management Corporation.  The Fund of Funds, Target Funds, and Index Funds have distinct investment strategies and these policies and procedures recognize that more frequent disclosure of portfolio holdings information may be required for the benefit of shareholders.

III.          Disclosures

In accordance with the foregoing policies, the Funds and the Distributor may periodically disclose portfolio holdings information.

A.           Portfolio Overviews.

(i)  Actively Managed Funds. The Funds and the Distributor may disclose the Funds’ ten (10) largest portfolio holdings in monthly overviews in connection with the distribution of actively managed Fund shares. The monthly overview updates may not be released earlier than thirty (30) days after the end of the relevant month and shall not be provided to any broker-dealer on a preferential basis. The Distributor may disclose their ten (10) largest portfolio holdings on the Funds’ website at www.jackson.com or in other marketing or printed materials.

(ii)  Index Funds and Target Funds. For the Index Funds and Target Funds , the Funds and the Distributor may periodically disclose complete or partial portfolio holdings, and/or allocations, thirty (30) days after any of the following:

(A)  The relevant reporting periods;

(B)  The “Stock Selection Date”; or

(C)  The effective date of new money allocations and/or rebalances.

Provided that such disclosures are not provided to any broker-dealers on a preferential basis, the Distributor may disclose such portfolio holdings on the Funds’ website at www.jackson.com, or in other marketing or printed materials.

(iii)  Fund of Funds. For the Fund of Funds (generally, those Funds sub-advised by Standard & Poor’s Investment Advisory Services LLC and/or advised by Jackson National Asset Management, LLC), the Funds and the Distributor may periodically disclose complete or partial portfolio holdings, and/or allocations one (1) day after any of the following:

(A)  The relevant reporting periods; or

(B)  The effective date of new money allocations and/or rebalances.

Provided that such disclosures are not provided to any broker-dealers on a preferential basis, the Distributor may disclose such portfolio holdings on the Funds’ website at www.jackson.com, or in other marketing or printed materials.

B.           Service Providers. The Funds may disclose their portfolio holdings to mutual fund databases and rating services (including, but not limited to, service providers such as Lipper and Morningstar):

(i)  On a quarterly basis, however, such holdings information shall be released not sooner than thirty (30) days after the end of the relevant reporting period;

(ii)  At such time as those service providers may request; and/or

(iii)  As necessary for JNAM and the Funds to obtain materials and information from the service providers and/or rating services.

The disclosure of portfolio holdings to service providers is generally made for the purpose of obtaining ratings for the Funds and enabling such service providers to provide such portfolio holding information to the public as they typically provide for other rated mutual funds. Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement or confidentiality provisions limiting the use of such information to the approved purposes. Although the Adviser cannot require the service providers to adopt a Code of Ethics to monitor and limit employee trading, any such trading would violate the confidentiality agreements JNAM has in place.

C.           Other Disclosures. The Funds periodically provide information concerning their portfolio holdings to certain entities in connection with transactions/services provided to, or on behalf of, the Funds, including, but not limited to, sub-advisers, potential sub-advisers and service providers, the Adviser’s consultants, the Distributor, senior management and personnel at Jackson, the custodian, the transfer agent(s), broker-dealers, and counterparties, pricing vendors, and the Funds’ Board. In addition to the Adviser, these service providers may include, but are not limited to, any sub-adviser, transition manager (for mergers and sub-adviser transitions), Distributor, auditor, legal counsel to the funds, the trustees or managers, and/or the Funds’ other service providers. Any disclosure to service providers shall be made subject to a confidentiality agreement or confidentiality provisions limiting the use of such information for approved purposes. Although the confidentiality agreement does not explicitly limit or restrict personal securities transactions, JNAM and the Funds may, from time-to-time, limit or restrict personal securities transactions to prevent violations of these policies and procedures, the Code of Ethics, and JNAM’s Insider Trading Policies and procedures. The Funds may also disclose portfolio holding information to any person who expressly agrees in writing to keep the disclosed information in confidence (agreements shall contain confidentiality provisions), and to use it only for purposes expressly authorized by the Fund.

D.           Exceptions. From time-to-time, the Funds may need to disclose portfolio holdings and other information. The Funds’ President shall examine appropriateness of any such disclosure(s). Any such disclosure(s) will be kept confidential and will be subject to applicable SEC and FINRA requirements related to personal trading and access monitoring. Upon review and authorization by the Funds’ President, in writing, and upon his/her determination that such disclosures would be in the interests of the relevant Fund(s) and its shareholders, a Fund(s) may disclose portfolio holdings information. Such authorization shall be disclosed to the Funds’ Board.

E.            Regulatory and Legal Disclosures. The Funds may also disclose portfolio holdings information to any regulator in response to any regulatory requirement, as part of a legal proceeding or criminal investigation, or any regulatory inquiry or proceeding, and to any person, to the extent required by order or other judicial process.

F.            Monitoring Portfolio Holdings Disclosure and Trading. JNAM and the Funds will review the personal securities transactions of their Access Persons, pursuant to the Code of Ethics. The sub-advisers and Distributor have each, individually adopted a Code of Ethics and are responsible for monitoring the personal trading activities of their respective personnel.

IV.          Reporting, Recordkeeping, and Exceptions.

Any exceptions to these policies and procedures authorized by the Funds’ President shall be reported to the Funds’ Board. The Funds’ Board shall also receive annual reports concerning the operation of these policies and procedures. The Funds’ Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the Federal Securities Laws. All disclosures made pursuant to these policies and procedures, for both JNAM and the Funds, must be preserved for a period of not less than six (6) years, the first (2) years in an appropriate office of JNAM.

PURCHASES, REDEMPTIONS AND PRICING OF SHARES

Shares of the JNL Money Market Fund may be purchased at its respective net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed.

All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

As stated in the Prospectus, the net asset value (“NAV”) of each Fund’s shares is determined once each day on which the New York Stock Exchange (“NYSE”) is open (a “Business Day”) at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern Time, Monday through Friday). The NAV of the Fund’s shares is not determined on the days the NYSE is closed, which days generally are New Year’s Day, Martin Luther King Jr. holiday, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on any days so determined by the Funds’ Board.

The Fund will not calculate a NAV on the days the NYSE is closed, as well as Federal holidays.

The per share NAV of the Funds is determined by dividing the total value of the securities and other assets, less liabilities of each Fund’s share class, by the total number of shares outstanding per share class. In determining per share NAV, securities listed on the national securities exchanges, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Securities that are traded on the OTC market are valued at their closing bid prices. The values of foreign securities and currencies are translated to U.S. dollars using exchange rates in effect at the time of valuation. The Fund may determine the market value of individual securities held by it, by using prices provided by one or more independent pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within sixty (60) days are valued on the amortized cost basis.

The Trustees have adopted procedures pursuant to which the Administrator may determine, subject to ratification by the Funds’ Board, the “fair value” of securities for which a current market price is not available.

The securities of the JNL Money Market Fund are valued at amortized cost, which approximates market value, in accord with Rule 2a-7. The net income of a Fund is determined once each day, on which the NYSE is open, at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern time, Monday through Friday). All the net income of the Fund, so determined, is declared as a dividend to shareholders of record at the time of such determination. Shares purchased become entitled to dividends declared as of the first day of investment. For the JNL Money Market Fund dividends are distributed in the form of additional shares of the Fund on the last business day of each month at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

For this purpose, the net income of the Fund (from the time of the immediately preceding determination thereof) shall consist of: (i) all interest income accrued on the portfolio assets of the Fund, (ii) less all actual and accrued expenses, and (iii) plus or minus net realized gains and losses on the assets of the Fund determined in accord with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity. Securities are valued at amortized cost which approximates market, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act.

The Trust may suspend the right of redemption for the Funds only under the following unusual circumstances: (i) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (ii) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (iii) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

The Trust may make exceptions to the shareholder purchase and redemption requirements when conditions require and such exception is in the best interests of the Trust and its shareholders.

DESCRIPTION OF SHARES; VOTING RIGHTS; SHAREHOLDER INQUIRIES

Description of Shares. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Funds and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of the Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue any number of Fund shares. In that case, the shares of the Fund would participate equally in the earnings, dividends, and assets of the Fund. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Voting Rights. Shareholders are entitled to one vote for each share held. Except for matters affecting a particular Fund or Class, as described below, all shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of shareholders. Shareholders’ meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders’ meetings for the purpose of electing Trustees unless and until such time as fewer than a two-thirds majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders’ meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint additional or successor Trustees, provided that immediately after the appointment of any additional or successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees.

In matters affecting only a particular Fund, the matter shall have been effectively acted upon by a majority vote of the shares of only the Fund even though: (i) the matter has not been approved by a majority vote of the shares of any other Fund; or (ii) the matter has not been approved by a majority vote of the shares of the Trust.

Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust. The Trustees may, however, amend the Declaration of Trust without the vote or consent of shareholders to:

•	Designate a Fund of the Trust;

•	Change the name of the Trust; or

•
Supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal or state regulations if they deem it necessary.

If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely. Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable when issued.

Shareholder Inquiries. All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the back cover page of the Prospectus.

TAX MATTERS

Taxes. Each Fund intends to qualify as a “Regulated Investment Company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to distribute taxable net investment income and capital gains to shareholders in amounts that will avoid federal income and excise tax. Furthermore, distributions of net realized capital gains, if any, will be distributed at least annually, to the extent they exceed available capital loss carryforwards. In addition, each Fund intends to comply with the diversification requirements of Code Section 817(h) related to the tax-deferred status of annuity and life insurance contracts issued by insurance company separate accounts. The interests in each Fund are owned by one or more separate accounts of Jackson and Jackson NY that hold such interests pursuant to variable annuity and variable life insurance contracts and by various funds of the JNL Series Trust and JNL Variable Fund LLC, which are regulated investment companies under Subchapter M of the Code.

Each Fund is treated as a separate corporation for purpose of the Code and, therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

Prior to the Regulated Investment Company Modernization Act of 2010 (“Act”), if any Fund failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund’s earnings and profits, and (3) most importantly, each insurance company separate account invested therein and the variable annuity and variable life insurance contracts supported by that account would no longer be eligible for tax deferral. In addition, a Fund may have been required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying for regulated investment company treatment. Furthermore, the variable annuity and life insurance contracts could also have lost the tax deferral if the Fund separately failed to satisfy the diversification requirements of Section 817(h).The Act allows a Fund to cure, under certain circumstances, a failure to satisfy the “qualifying income requirement” or a failure to satisfy the “asset diversification requirement” for taxation as a RIC under the Code. If such defect is “cured,” such Fund will be treated as never having violated either the “qualifying income requirement” or “asset diversification requirement.”

Each Fund automatically reinvests all income dividends and capital gain distributions, if any, in additional shares of the Fund, unless otherwise requested by a shareholder. The reinvestment is made at the NAV determined on the ex-dividend date, which is generally the first business day following the record date.

Under the Act, beginning in 2011, each Fund will be permitted to carry forward capital losses for an unlimited period. However, any losses incurred during 2011 and any future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses, and will not be considered exclusively short-term as under previous law.

At December 31, 2011, JNL Money Market Fund had only post-enactment unused short term capital loss carryovers of $345 for U.S. federal income tax purposes, which may be used to offset future net realized capital gains and will be carried forward indefinitely and retain its character. At December 31, 2011, JNL/PPM America Total Return Fund did not have any capital loss carryovers.

Contract Owners. Under current tax law, increases in policy value resulting from interest, dividend income and capital gains are not currently taxable to (nor are losses currently deductible by) policy owners, when left to accumulate within a variable annuity or life insurance policy. Additional information relating to the tax treatment of the variable annuity and life insurance policies for which the Funds serve as underlying funding alternatives is contained in the prospectuses for those policies.

Internal Revenue Code Diversification Requirements. Section 817(h) of the Code imposes certain diversification requirements on the underlying assets of segregated asset accounts (that is, the assets of the Funds) that fund contracts such as the variable annuity and variable life policies issued by Jackson. Failure to satisfy those requirements would result in imposition of federal income tax on a variable annuity or variable life insurance policy owner with respect to the increase in the value of the variable annuity or variable life insurance policy. Under the regulations, a segregated asset account, such as the Fund, will be deemed adequately diversified if as of the close of each calendar quarter (or within 30 days after such last day), (i) no more than 55% of the value of the total assets of the Fund is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these regulations all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

Treasury Regulations amplify the diversification requirements set forth in Section 817(h) and provide an alternative to the provision described above. Section 817(h)(2) and the Treasury Regulations provide that a segregated asset account that funds contracts such as the variable annuity or variable life insurance policies is treated as meeting the diversification requirements if, as of the close of each calendar quarter (or within 30 days after such last day), the assets in the account meet the diversification requirements for a regulated investment company (Section 851(b)(3)) and no more than 55% of those assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies. Each Fund intends to comply with these diversification requirements.

Each Fund is managed with the intention of complying with all diversification requirements under the Treasury Regulations. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which could affect the investment performance of a Fund.

Financial Statements

The financial statements of the Trust as of and for each of the periods presented through December 31, 2011 are incorporated by reference (which means they legally are part of this SAI) from the Trust’s Annual Report to shareholders. The Annual Report is available at no charge upon written or telephone request to the Trust at the address and telephone number set forth on the front page of this Statement of Additional Information.

APPENDIX A — RATINGS OF INVESTMENTS

Moody’s Investors Service

Short-Term Issue Ratings
Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Long-Term Issue Ratings.
Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

WR. Withdrawn.

Moody’s applies all numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s Ratings Services (“S&P”)

Short-Term Issue Credit Ratings.
A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3. A small portion of speculative-grade credits, those with outstanding short-term creditworthiness, may obtain an ‘A-3’ short-term rating (i.e., cross over to investment grade for their short-term rating). These issuers should have relatively low default risk over the near term, despite speculative grade characteristics over medium to long term.

B. A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1. A short-term obligation rated ‘B-1’ have above average creditworthiness over the short term compared to other speculative-grade issuers, despite credit concerns over the medium to long term. They should have a combination of very strong liquidity and limited near-term event risk.

B-2. A short-term obligation rated ‘B-2’ has average speculative-grade creditworthiness. They should have adequate to good liquidity and may have limited near-term event risk.

B-3. A short-term obligation rated ‘B-3’ has weak speculative-grade creditworthiness. They may have poor to merely adequate liquidity and have significant near-term event risk.

C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accord with the terms of the obligation;
2.	Nature of and provisions of the obligation;
3.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not confirm exactly with the category definition.

AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA. An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. An obligation rated CC is currently highly vulnerable to nonpayment.

C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Fitch Ratings
Short-Term Issue Ratings.
F1. Indicates the strongest capacity for the timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F2. Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the ratings.

F3. Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B. Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C. Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Indicates actual or imminent payment default.

Note to National Short-Term Ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+, F1, F2 and F3 may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

Long-Term Issue Ratings

AAA.
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA.
Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A.
High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB.
Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB.
Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B.
Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C.
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D.
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

DBRS Limited
Commercial Paper and Short Term Debt Ratings

R-1 (high)†
Short-term debt rated R-1 (high) is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an R-1 (high) rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an R-1 (high), few entities are strong enough to achieve this rating.

R-1 (middle)†
Short-term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits by only a small degree. Given the extremely tough definition DBRS has established for the R-1 (high) category, entities rated R-1 (middle) are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

R-1 (low)†
Short-term debt rated R-1 (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios is not normally as favourable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high)†
Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt and profitability ratios is not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

R-2 (middle)†
Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

R-2 (low)†
Short-term debt rated R-2 (low) is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an R-2 (middle) credit. However, R-2 (low) ratings still display a level of credit strength that allows for a higher rating than the R-3 category, with this distinction often reflecting the issuer’s liquidity profile.

R-3†
Short-term debt rated R-3 is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

R-4†
Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

R-5†
Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

D†
A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

† R-1, R-2, R-3, R-4, R-5 and D are certification marks of DBRS Limited

[Adviser: Jackson National Asset Management, LLC]
Jackson National Asset Management, LLC

Proxy Voting Policies and Recordkeeping Procedures

I.	Introduction

The Funds are required to file an annual record of their respective proxy votes with the SEC by August 31st of each year on Form N-PX.  The period covered by the Funds’ Form N-PX filing with the SEC is July 1st through June 30th of the following year.

JNAM views the proxy voting process as a component of the investment process and, as such, seeks to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for its clients.  JNAM maintains a policy of seeking to protect the best interests of its clients should a proxy issue potentially implicate a conflict of interest between its clients and JNAM or its affiliates.  Schedule A lists the Funds to which this policy relates.

While JNAM is the investment adviser to the Funds, certain affiliated and non-affiliated sub-advisers (“Sub-Advisers”) conduct the day-to-day investment management of the Funds.  Pursuant to the Sub-Advisers’ respective “Sub-Advisory Agreements” with JNAM, the Sub-Advisers make the investment decisions for the Funds, including determinations as to the purchase and sale of securities for the Funds and the disposition of the assets for the Funds.  JNAM, pursuant to exemptive relief granted by the SEC, is a “Manager of Managers,” and monitors and reviews the performance of the Sub-Advisers and the Funds.  JNAM does not make individual investment decisions on behalf of the Funds.  JNAM does not have a portfolio management department and does not operate a trading desk.  JNAM provides the Funds with various services, including, but not limited to, compliance, fund accounting, transfer agency services, due diligence, and administrative services.

II.	Delegation to the Sub-Advisers

The Funds have delegated proxy voting responsibilities to JNAM, as the investment adviser to the Funds, and JNAM is authorized to delegate, in whole or in part, its proxy voting authority to the Funds’ Sub-Advisers, or other third-party vendors, consistent with the policies set forth below.  The Sub-Advisers are expected to identify and seek to obtain the optimal benefit for the Funds.  JNAM believes that the Sub-Advisers generally are also best suited to evaluate and vote proxies for the securities they acquire for the Funds.  Therefore, except as provided below, it is JNAM’s policy to delegate its proxy voting responsibility, as delegated to JNAM by the Funds’ Board, to the Sub-Advisers of each Fund and to maintain substantial oversight to ensure that each Fund’s Sub-Adviser has written policies that meet certain minimum standards, as follows:

A.	The policies are expected to be reasonably designed to protect the best interests of the Fund.

B.
JNAM expects that a Sub-Adviser’s proxy voting guidelines will be set forth in sufficient detail.  The proxy voting guidelines (or the Sub-Adviser’s, through separate written means) should address at least the following issues:

•	The extent to which the Sub-Adviser delegates its proxy voting decisions to a third party, or relies on the recommendations of a third party;
•	Policies and procedures relating to matters that may affect substantially the rights or privileges of the holders of securities to be voted; and
•	Policies regarding the extent to which the Sub-Adviser will support or give weight to the views of management of a portfolio company.

The policies are expected to delineate procedures to be followed when a proxy vote presents a conflict between the interests of a Fund and the interests of its Sub-Adviser and/or its affiliates, and to resolve any conflicts of interest based on the best interests of the Fund. If the matter involves an issue that is specifically addressed in the Sub-Adviser’s proxy voting policies, the proxy shall be cast in accordance with those policies.

C.
To the extent that a Sub-Adviser identifies a material conflict of interest between itself and the interests of a Fund, the Sub-Adviser shall notify JNAM at least annually and confirm how the conflict was resolved.

D.	Each Sub-Adviser is expected to deliver to JNAM, or its appointed vendor, its annual proxy voting record in a form suitable for filing on Form N-PX. This form shall include the following information:

•	Name of the issuer of the portfolio security;
•	Exchange ticker symbol of the portfolio security;
•	The CUSIP number of the portfolio security;
•	The shareholder meeting date;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer or by a security holder;
•	Whether the registrant cast its vote on the matter;
•	How the registrant cast its vote; and
•	Whether the Sub-Adviser cast its vote for or against management.

E.
JNAM shall periodically report to the Funds’ Board, on the Funds’ proxy voting during that year, including the resolution of any conflicts of interest during that period, any votes cast in contravention of the Sub-Advisers’ proxy voting policy, and any recommended changes in the Funds’ proxy voting policies, and/or any recommended changes in the third party service providers.  JNAM may also provide the Funds’ Board with information related to any third-party vendors used to facilitate proxy voting.

III.	Reservation of JNAM’s Authority and Conflicts of Interest

JNAM shall annually review the proxy voting policies of each Sub-Adviser, and shall provide such policies annually to the Funds’ Board for review.  JNAM seeks to insure that the Sub-Advisers seek the best interests of the Funds in voting proxies for the Funds, as described herein.

In addition, JNAM recognizes that in certain circumstances, Sub-Advisers may wish to abstain from a proxy vote based on a cost benefit analysis that casting a vote would not be in the overall best interests of the Fund it sub-advises.  In cases where the operational or other costs involved in voting a proxy outweigh potential benefits, JNAM shall permit a Sub-Adviser to abstain from voting.  In particular, JNAM recognizes the following circumstances where voting might not be in the best interests of a Fund:

•	Voting a proxy for securities held in a passively managed index fund;
•
Voting a proxy for certain foreign securities with “block out” or other restrictive features associated with proxy voting or which involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person; and

•	Voting a proxy for securities that have been loaned by the Fund and would have to be recalled in order to submit a proxy vote.

Further, JNAM reserves the right to vote proxies with respect to any portfolio of a Fund that is operated as “Funds of Funds” pursuant to Section 12(d)(1)(G) of the 1940 Act.  Those portfolios invest solely in shares of other Funds.  As a result, JNAM anticipates that all of the proposals to be voted on by the Fund of Funds portfolios will previously have been presented to the Funds’ Board.

Accordingly, it is JNAM’s policy to vote Fund shares held by the Fund of Funds portfolios in accordance with the recommendation of the relevant Funds’ Board with respect to the proposal, provided that such proposal has been approved by a majority of the independent Managers/Trustees on the relevant Board.  JNAM believes that since all of the Funds’ Board comprises a majority of independent Managers/Trustees, this policy will obviate any potential conflicts of interest.  JNAM will report to the Funds’ Board at least annually, as set forth herein, with respect to JNAM’s voting of proxies on behalf of the Fund of Funds portfolios.

IV.	Foreign Regulatory Reporting and Conflicts of Interest

For purposes of United Kingdom Financial Services Authority reporting and other foreign jurisdictional reporting, within the larger Prudential plc group framework to which JNAM is subject, it is noted that:

•
Prudential plc does not, and will not, interfere by giving direct or indirect instructions or in any other way in the exercise of the voting rights attached to the Funds’ securities in respect of which JNAM and/or the Sub-Advisers will vote proxies in such securities on behalf the Funds (“Voting Rights”);

•	JNAM and/or the Sub-Advisers are free in all situations to exercise the Voting Rights independently of Prudential plc; and
•
JNAM and/or the sub-advisers disregard and will disregard the interests of Prudential plc or any other Prudential group company whenever conflicts of interest arise in the exercise of the Voting Rights.

V.	Recordkeeping

Rule 30b1-4 under the 1940 Act requires each Fund to file its complete proxy voting record on an annual basis (for each reporting period ending June 30th) on Form N-PX no later than August 31st of each year.  JNAM will prepare and file Form N-PX on behalf of the Funds based on proxy voting data collected by a third party service provider retained by JNAM and the Funds.  In addition, JNAM will post this data on a public website, the address of which will be disclosed for the benefit of shareholders (contract holders) in the statement of additional information of any Fund filing its annual registration statement update.

Effective August 29, 2008

Schedule A

JNAM Clients

JNL Series Trust
JNL Investors Series Trust
JNL Variable Fund LLC

[Sub-Adviser: PPM America, Inc.]
PPM HOLDINGS, INC.
PPM AMERICA, INC.
PPM FINANCE, INC.

PROXY VOTING POLICIES AND PROCEDURES

Adopted June 19, 2003, as amended

The following policies and procedures are adopted pursuant to Rule 206(4)-6 of the Investment Advisers Act of 1940 (the “Act”).  The policies and procedures are designed to prevent material conflicts of interest from affecting the manner in which PPM America, Inc. (“PPM”) votes proxies on behalf of its clients and to ensure that proxies are voted in the best economic interests of clients.  The policies and procedures are tailored to suit PPM’s advisory business, the types of securities and portfolios managed by PPM and the extent to which PPM clients have adopted their own proxy voting procedures.

I.	Responsibility for Voting. PPM shall vote proxies solicited by or with respect to the issuers of securities in which assets of a client portfolio are invested, unless:

•	the client is subject to the Employee Retirement Income Security Act (“ERISA”) and the investment management agreement between PPM and the client expressly precludes the voting of proxies by PPM;

•	the client otherwise instructs PPM; or

•	in PPM’s judgment, the cost of voting the proxy would exceed the anticipated benefit to the client.

The financial interest of PPM’s clients is the primary consideration in determining how proxies should be voted.

When making proxy voting decisions, PPM generally adheres to its Proxy Voting Guidelines set forth in Appendix A hereto (the “Voting Guidelines”).  The Voting Guidelines, which have been developed with the assistance of Institutional Shareholder Services (“ISS”), set forth PPM’s positions on recurring issues and criteria for addressing non-recurring issues.

II.
Oversight.  The Public Equity Group oversees the proxy voting process, reviews these policies and procedures, including the Voting Guidelines, at least annually and proposes any changes to Senior Management.  The Public Equity Group also grants authority to certain PPM employees or services to vote proxies in accordance with the Voting Guidelines.

III.
Administration.  All proxies received by PPM for voting, including those received by portfolio management groups other than the Public Equity Group, will be forwarded to Portfolio Services for administration.  PPM has engaged an

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independent third party service, Institutional Shareholder Services (“ISS”), to provide administrative assistance in connection with the voting of proxies.  ISS is a premier proxy research, advisory, voting and vote reporting service that specializes in proxy voting.  ISS’ primary function with respect to PPM is to apprise us of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and recommend the manner in which PPM should vote on particular proxy proposals.  ISS also will electronically vote proxies in accordance with PPM’s instructions.

PPM retains final authority and fiduciary responsibility for the voting of proxies.
A.	Receipt and recording of proxy information.

1.	Portfolio Services is responsible for establishing in the records for each client whether the client has:

•	vested PPM with proxy voting authority or has reserved or delegated that responsibility to another, designated person; and

•	adopted a proxy voting policy that PPM is required to follow, including one that would require voting on issues relating to social and/or political responsibility.

2.	For each account that PPM advises and has discretion to vote shareholder proxies, Portfolio Services shall notify the client’s custodian that all proxy materials and ballots shall be forwarded to ISS.

3.	ISS shall input all proxy information into its system and shall publish a daily report that identifies pending meetings and due dates for ballots.

B.	Reconciliation of holdings.

1.	Portfolio Services shall forward a current list of portfolio holdings to ISS weekly

2.
Portfolio Services receives 2 reports weekly from ISS. The first report serves as a notice of any upcoming (up to 30 days into the future) proxy meeting which PPMA has a right to vote. The second report breaks down each item which is to be voted on.

3.	For each proxy received, ISS shall confirm that share amounts reflected on proxy ballots are the actual number of shares entitled to vote.

C.	Transmission of ballots. ISS shall transmit each proxy ballot (electronically or by mail).

D.	Records. In accordance with Section 204-2 of the Act, the following documents shall be maintained for a period of five years:

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1.	a copy of each proxy statement received (PPM will rely on EDGAR for retention of all proxy statements);

2.	a record of each proxy vote cast, including the issuer, the number of shares voted, a description of the proposal, how the shares were voted and the date on which the proxy was returned;

3.
a copy of any document generated by PPM, a PPM affiliate or a delegate of PPM that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision;

4.	a copy of each written client request for PPM’s proxy voting record; and

5.	a copy of any written response from PPM to any client request (written or oral) for PPM’s proxy voting record.

E.
Availability of records.  Copies of these policies and procedures, which may be updated from time to time, and records of all proxies voted shall be made available to clients, in such forms or intervals as the clients reasonably request.  ISS shall maintain electronic records of each vote cast and will make voting records available electronically to PPM clients.  Client requests for such information will be forwarded to Portfolio Services for fulfillment and tracking purposes.

IV.           Voting Policy.

A.
Client policy. If a client has a proxy voting policy that it has delivered to PPM, PPM shall vote proxies solicited by or with respect to the issuers of securities held in that client’s account in accordance with that policy.  Portfolio managers shall be responsible for reviewing client directed voting policies and Legal/Compliance will periodically review votes cast to ensure compliance with such policies.

B.
No client policy.  If a client does not have or does not deliver a proxy voting policy to PPM prior to the record date stated in the proxy, PPM shall vote each proxy solicited by or with respect to the issuers of securities held in that client’s account in accordance with the Voting Guidelines set forth in Appendix A hereto, or, in such other manner that, in the judgment of PPM, is in the best interests of the client.

V.	Voting Analysis and Guidelines. PPM has adopted the Voting Guidelines to provide guidance on how to address specific proposals as they arise.

A.	Research. PPM utilizes ISS to perform research and make recommendations to PPM based on the Voting Guidelines on matters for which votes are being solicited.

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B.  Analysis.  ISS shall deliver to PPM research and vote recommendations electronically for analysis.

As soon as practicable after receipt, Portfolio Services shall forward the ISS research and vote recommendations to the appropriate portfolio manager(s) for their review and:

•
if the portfolio manager determines that the recommendation is consistent with the Voting Guidelines, no response to Portfolio Services is required.  In the event that a recommendation is not consistent with the Voting Guidelines, Portfolio Services shall then instruct ISS to change the recommended vote accordingly;

•
if, after consideration of certain factors, the portfolio manager determines that the proposal will not enhance shareholder value and the portfolio manager determines to vote the proxy in a manner contrary to the Voting Guidelines, the portfolio manager shall then submit the recommended vote to Legal/Compliance to determine whether there is a potential conflict of interest.  If there is no conflict of interest, the vote shall be submitted to ISS for transmission.  If a conflict of interest is identified, the vote shall be submitted to the Conflicts Committee and the Conflicts Committee will review the proposed vote to determine if the vote is consistent with these policies and procedures, and if so, approve the submission of the vote to ISS for transmission or

•
if the proposal is not addressed in our voting guidelines or if the application of our voting guidelines is unclear, the portfolio manager shall review the proposal and submit its recommended vote to Portfolio Services and to Legal/Compliance for review and resolution in accordance with Section VI below.if ISS is unable to provide a recommendation for a vote, the portfolio manager of the effected fund shall research and recommend a vote in accordance with Section VI below.

VI.
Conflicts of Interest.  To ensure that conflicts of interest have no effect on votes cast, the Voting Guidelines are designed to eliminate adviser discretion from the voting process and votes are generally cast based upon the recommendations of ISS.  In the event that PPM determines that a proxy should be voted in a manner contrary to the policy set forth in the Voting Guidelines, the following shall apply:

A.  Identification. Legal/Compliance shall analyze the proxy to determine whether PPM may have a relationship with an issuer whose securities are also held in client portfolios.  PPM will be deemed to have a potential conflict when voting a proxy of an issuer if:

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•	the issuer or an affiliate of the issuer that is a client of PPM or PPM is actively soliciting, and accounts of other PPM clients hold securities of that issuer;
•	an officer or board member of the issuer is also an employee of PPM;
•	PPM has a personal or business relationship with a participant in the proxy contest, corporate directors or candidates for corporate directorship;
•	PPM or an affiliate is providing a service to a company whose management is soliciting proxies;
•	PPM has an interest in the outcome of the matter before shareholders; or
•	the chief compliance officer or other member of PPM senior management determines there to be an actual or potential conflict between the interests of PPM and the best interests of a PPM client.

B.  Resolution.  Legal/Compliance shall maintain a list of all issuers with whom PPM is deemed to have a potential conflict voting proxies (the “Identified Issuers”) and will provide such list to ISS and update the list from time to time.  For any meeting of shareholders of an Identified Issuer, the Conflicts Committee will conduct an independent review of the proposed vote.  The Conflicts Committee may include any member of the Public Equity Group, the chief compliance officer of PPM or general counsel of PPM, but may not be the person with whom the Identified Issuer has a relationship or a member of the portfolio management group that invests in such Identified Issuer.

VII.	Confirmation. In order to provide all parties at PPM with a level of confidence that the appropriate proxy votes were submitted, Portfolio Services will maintain a log of proxy votes.

•
The member of Portfolio Services that sent ISS research to Portfolio Management will, within 24 hours, follow up with an email copying Compliance to confirm a vote was cast and whether the vote was cast in accordance to The Guidelines.

•	Portfolio Management will reply to the email to describe the status of the vote.

•	Portfolio Services will log in a spreadsheet that the proxy was voted. See Appendix C.

•	The proxy vote log should be disseminated on quarterly basis from Portfolio Services to Portfolio Management and Compliance.

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APPENDIX B

PPM AMERICA, INC.

Proxy Voting Policies and Procedures

Request for Vote Contrary to Voting Guidelines

Section V of the Proxy Voting Policies and Procedures of PPM America, Inc. (the “Procedures”) permits portfolio managers to submit recommendations for proxy votes that are contrary to Voting Guidelines to the Conflicts Committee.  The Conflicts Committee is then responsible for reviewing the recommendation and must determine whether the recommendation is consistent with the Procedures and in the best economic interests of clients.  Please note: capitalized terms not otherwise defined in this Appendix have the meanings ascribed to them in the Procedures.  In order to facilitate the process of reviewing any request for a vote contrary to the Voting Guidelines, please provide the following information:

Part I.  Request and Related Facts (to be completed by the portfolio manager)

1.	State the provision of the Voting Guidelines that applies to the shareholder proposal:

2.
Describe below (or attach hereto) the recommended vote, together with the relevant factors you considered related to the recommended vote.  In particular, please describe any circumstance or factor in which the proposed recommendation may be deemed to be the product of a conflict of interest or result in a breach of the duties owed to PPM’s clients by either any individual or PPM (if none, please indicate accordingly):

Requested for approval:

I certify that I have read and understand the section(s) of the Voting Guidelines that would otherwise result in a vote contrary to the recommended vote listed above and to the best of my knowledge I believe that the proposed recommendation (i) is not the result of a conflict of interest and (ii) does not result in a breach of the duties owed to PPM clients by me, any individual at PPM or PPM.

_____________________________                                                                ________________________                                                      ________________
Name                                                                         Title                                                              Date

Approved by (Department Head)

_____________________________                                                                ________________________                                                      ________________
Name                                                                         Title                                                              Date

Part II:  Legal and Compliance Department Review

Legal/Compliance shall analyze the proxy to determine whether PPM may have a relationship with an issuer whose securities are also held in client portfolios.  PPM will be deemed to have a potential conflict when voting a proxy of an issuer if (check as appropriate):

[  ] the issuer or an affiliate of the issuer that is a client of PPM or PPM is actively soliciting, and accounts of other PPM clients hold securities of that issuer;

[  ] an officer or board member of the issuer is also an employee of PPM;

[  ] PPM has a personal or business relationship with a participant in the proxy contest, corporate directors or candidates for corporate directorship;

[  ] PPM or an affiliate is providing a service to a company whose management is soliciting proxies;

[  ] PPM has an interest in the outcome of the matter before shareholders; or

[  ] the chief compliance officer or other member of PPM senior management determines there to be an actual or potential conflict between the interests of PPM and the best interests of a PPM client (see detail below).

Based on the foregoing, it is determined that the proposed recommendation presents:

______  No Conflict of Interest

______  A Potential Conflict (and is hereby submitted to the Conflicts Committee for review)

Part III:  Determination of the Conflicts Committee (if applicable)

The Conflicts Committee shall review the foregoing information to determine whether the proposed recommendation (i) is not the product of a conflict of interest and (ii) does not result in a breach of the duties owed to clients by either the individuals listed or PPM.  In light thereof and upon review of the foregoing, the proposed Exception is:

_____	Approved*

_____	Not Approved

_____________________________                                                                ________________________                                                      ________________
Name                                                                         Title                                                               Date

B-2

_____________________________________

* Any qualifications to such approval are set forth below; Portfolio Services is hereby directed to communicate the recommended vote to ISS for implementation.

The Portfolio Services Department shall retain in its files a copy of this Request and any related information.

B-3

APPENDIX C

Format for Proxy Log

Portfolio Services should enter proxy votes into this format once confirmation from Portfolio Management has been received via email.

Company Name	Ticker	CUSIP	Meeting Type	Date Vote Cast	Were all votes cast in accordance with PPM Guidelines (Yes/No)?

C-1

[PPMAMERICA LOGO GRAPHIC OMITTED]

2011 U.S. Proxy Voting Guidelines Summary1

Effective for Meetings on or after February 1, 2011

1 Developed in connection with the Institutional Shareholder Services Inc. 2011 U.S. Proxy Voting Guidelines Summary (Published December 15, 2010 and Updated December 16, 2010.

PPM America, Inc. Proxy Voting Guideline Summary

2011

 2011 U.S. Proxy Voting Guidelines Summary2

Effective for Meetings on or after Feb. 1, 2011

1. ROUTINE/MISCELLANEOUS	13
Adjourn Meeting	13
Amend Quorum Requirements	13
Amend Minor Bylaws	13
Change Company Name	13
Change Date, Time, or Location of Annual Meeting	13
Other Business	13
Audit-Related	13
Auditor Indemnification and Limitation of Liability	13
Auditor Ratification	14
Shareholder Proposals Limiting Non-Audit Services	14
Shareholder Proposals on Audit Firm Rotation	14
2. BOARD OF DIRECTORS:	15
Voting on Director Nominees in Uncontested Elections	15
1. Board Accountability	15
2. Board Responsiveness	18
3. Director Independence	18
4. Director Competence	18
2011 ISS Categorization of Directors	19
Board-Related Management Proposals	21
Age Limits	21
Board Size	21
Classification/Declassification of the Board	22
Cumulative Voting	22
Director and Officer Indemnification and Liability Protection	22
Establish/Amend Nominee Qualifications	22
Filling Vacancies/Removal of Directors	22
Majority Vote Threshold for Director Elections	23
Term Limits	23
Board-Related Shareholder Proposals/Initiatives	23
Age Limits	23
Annual Election (Declassification) of the Board	23
CEO Succession Planning	23
Cumulative Voting	23

2 The Guideline Summary is a condensed version of the proxy voting recommendations contained in ISS’ U.S. Proxy Voting Manual, except with respect to Section 6 herein.

2011 PPM America U.S. Proxy Voting Guidelines Summary v1.7

PPM America, Inc. Proxy Voting Guideline Summary

2011

Establish/Amend Nominee Qualifications	24
Establishment of Board Committees Shareholder Proposals	24
Establishment of Board Policy on Shareholder Engagement	24
Filling Vacancies/Removal of Directors	24
Independent Chair (Separate Chair/CEO)	25
Majority of Independent Directors/Establishment of Independent Committees	26
Majority Vote Shareholder Proposals	26
Open Access (Proxy Access)	26
Proxy Contests- Voting for Director Nominees in Contested Elections	26
Require More Nominees than Open Seats	27
Term Limits	27
Vote No Campaigns	27
3. SHAREHOLDER RIGHTS & DEFENSES	28
Advance Notice Requirements for Shareholder Proposals/Nominations	28
Amend Bylaws without Shareholder Consent	28
Confidential Voting	28
Control Share Acquisition Provisions	28
Control Share Cash-Out Provisions	28
Disgorgement Provisions	29
Fair Price Provisions	29
Freeze-Out Provisions	29
Greenmail	29
Net Operating Loss (NOL) Protective Amendments	29
Poison Pills- Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy	30
Poison Pills- Management Proposals to Ratify Poison Pill	30
Poison Pills- Management Proposals toRatify a Pill to Preserve Net Operating Losses (NOLs)	30
Reimbursing Proxy Solicitation Expenses	31
Reincorporation Proposals	31
Shareholder Ability to Act by Written Consent	31
Shareholder Ability to Call Special Meetings	32
Stakeholder Provisions	32
State Antitakeover Statutes	32
Supermajority Vote Requirements	32
4. CAPITAL/RESTRUCTURING	33
Capital	33
Adjustments to Par Value of Common Stock	33
Common Stock Authorization	33
Issue Stock for Use with Rights Plan	33
Preemptive Rights	34
Preferred Stock Authorization	34
Recapitalization	34
Reverse Stock Splits	35
Share Repurchase Programs	35
Stock Distributions: Splits and Dividends	35
Tracking Stock	35
Restructuring	35
Appraisal Rights	35
Asset Purchases	35
Asset Sales	36

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Bundled Proposals	36
Conversion of Securities	36
Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans	36
Formation of Holding Company	37
Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)	37
Joint Ventures	38
Liquidations	38
Mergers and Acquisitions	38
Plans of Reorganization (Bankruptcy)	39
Private Placements/Warrants/Convertible Debentures	39
Special Purpose Acquisition Corporations (SPACs)	40
Spinoffs	41
Value Maximization Shareholder Proposals	41
5. COMPENSATION	42
Executive Pay Evaluation	42
Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)	42
Pay for Performance	43
Problematic Pay Practices	44
Board Communications and Responsiveness	46
Frequency of Advisory Vote on Executive Compensation (Management "Say on Pay")	46
Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale	46
Equity-Based and Other Incentive Plans	47
Cost of Equity Plans	47
Repricing Provisions	47
Three-Year Burn Rate/Burn Rate Commitment	48
Burn Rate Table for 2011	49
Pay-for-Performance- Impact on Equity Plans	50
Liberal Definition of Change-in-Control	50
Problematic Pay Practices	50
Specific Treatment of Certain Award Types in Equity Plan Evaluations:	51
Dividend Equivalent Rights	51
Liberal Share Recycling Provisions	51
Operating Partnership (OP) units in Equity Plan analysis of Real Estate Investment Trusts (REITs)	51
Option Overhang Cost	51
Other Compensation Plans	52
401(k) Employee Benefit Plans	52
Employee Stock Ownership Plans (ESOPs)	52
Employee Stock Purchase Plans-- Qualified Plans	52
Employee Stock Purchase Plans-- Non-Qualified Plans	52
Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)	53
Option Exchange Programs/Repricing Options	53
Stock Plans in Lieu of Cash	54
Transfer Stock Option (TSO) Programs	54
Director Compensation	55
Equity Plans for Non-Employee Directors	55
Director Retirement Plans	55
Shareholder Proposals on Compensation	55
Advisory Vote on Executive Compensation (Say-on-Pay)	55
Adopt Anti-Hedging/Pledging/Speculative Investments Policy	55

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Bonus Banking/Bonus Banking “Plus”	56
Compensation Consultants- Disclosure of Board or Company’s Utilization	56
Disclosure/Setting Levels or Types of Compensation for Executives and Directors	56
Golden Coffins/Executive Death Benefits	56
Hold Equity Past Retirement or for a Significant Period of Time	56
Non-Deductible Compensation	57
Pay for Superior Performance	57
Performance-Based Awards	58
Pre-Arranged Trading Plans (10b5-1 Plans)	58
Prohibit CEOs from serving on Compensation Committees	59
Recoup Bonuses	59
Severance Agreements for Executives/Golden Parachutes	59
Share Buyback Holding Periods	59
Supplemental Executive Retirement Plans (SERPs)	60
Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity	60
Tax Gross-Up Proposals	61
6. SOCIAL/ENVIRONMENTAL ISSUES	62
Overall Approach	62
7. MUTUAL FUND PROXIES	65
Election of Directors	65
Converting Closed-end Fund to Open-end Fund	65
Proxy Contests	65
Investment Advisory Agreements	65
Approving New Classes or Series of Shares	66
Preferred Stock Proposals	66
1940 Act Policies	66
Changing a Fundamental Restriction to a Nonfundamental Restriction	66
Change Fundamental Investment Objective to Nonfundamental	66
Name Change Proposals	66
Change in Fund's Subclassification	66
Disposition of Assets/Termination/Liquidation	67
Changes to the Charter Document	67
Changing the Domicile of a Fund	67
Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval	67
Distribution Agreements	67
Master-Feeder Structure	68
Mergers	68
Shareholder Proposals for Mutual Funds	68
Establish Director Ownership Requirement	68
Reimburse Shareholder for Expenses Incurred	68
Terminate the Investment Advisor	68

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1. Routine/Miscellaneous

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

Audit-Related

Auditor Indemnification and Limitation of Liability

Consider the issue of auditor indemnification and limitation of liability CASE-BY-CASE. Factors to be assessed include, but are not limited to:

•	The terms of the auditor agreement- the degree to which these agreements impact shareholders' rights;

•	Motivation and rationale for establishing the agreements;

•	Quality of disclosure; and

•	Historical practices in the audit area.

WTHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

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Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

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2. Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.
Board Accountability: Practices that promote accountability include: transparency into a company’s governance practices; annual board elections; and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

2.
Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and to tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

3.	Director Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.
4.
Director Competence:  Companies should seek directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings and/or who are overextended (i.e. serving on too many boards) raise concern on the director’s ability to effectively serve in shareholders’ best interests.

1.	Board Accountability

VOTE WITHHOLD/AGAINST3 the entire board of directors (except new nominees4, who should be considered CASE-BY-CASE), for the following:

Problematic Takeover Defenses:

Classified board structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election -- any or all appropriate nominees (except new) may be held accountable;

Director Performance Evaluation:

3 In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

4 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Majority vote standard for director elections with no carve out for contested elections;

•	The inability for shareholders to call special meetings;

•	The inability for shareholders to act by written consent;

•	A dual-class structure; and/or

•	A non-shareholder approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;
1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
•
The date of the pill‘s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer‘s rationale;
•	The issuer's governance structure and practices; and
•	The issuer's track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.
There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:

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1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

Vote WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

1.11.	There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);
1.12.	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the company's equity plan;
1.13.	The company fails to submit one-time transfers of stock options to a shareholder vote;
1.14.	The company fails to fulfill the terms of a burn rate commitment made to shareholders;
1.15.	The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.16.	Material failures of governance, stewardship, or fiduciary responsibilities at the company;
1.17.	Failure to replace management as appropriate; or
1.18.
Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

2.1.	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year; or

2.2.	The board failed to act on a shareholder proposal that received approval of the majority of shares cast in the last year and one of the two previous years.

2.3.	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

2.4.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

3.	Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

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3.4.	The full board is less than majority independent.

4.	Director Competence

Attendance at Board and Committee Meetings

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

4.1.
The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

4.2.	Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director(s) absences are generally limited to the following:
•	Medical issues/illness;
•	Family emergencies; and
•	If the director's total service was three meetings or fewer and the director missed only one meeting.

These reasons for directors' absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST/WITHHOLD from the director.

Overboarded Directors

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards; or

4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

2011 ISS Categorization of Directors

 1. Inside Director (I)
1.1. Employee of the company or one of its affiliatesi.
1.2. Among the five most highly paid individuals (excluding interim CEO).
1.3. Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934 (“Section 16 officer”)ii.
1.4. Current interim CEO.
1.5. Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

2. Affiliated Outside Director (AO)

Board Attestation

2.1. Board attestation that an outside director is not independent.

Former CEO

2.2. Former CEO of the companyiii,iv.
2.3. Former CEO of an acquired company within the past five yearsiv.
2.4. Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO’s employment agreement will be madev.

Non-CEO Executives

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2.5. Former Section 16 officerii of the company, an affiliatei or an acquired firm within the past five years.
2.6. Section 16 officerii of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.
2.7. Section 16 officerii, former Section 16 officer, or general or limited partner of a joint venture or partnership with the company.

Family Members

2.8. Immediate family membervi of a current or former Section 16 officerii of the company or its affiliatesi within the last five years.
2.9. Immediate family membervi of a current employee of company or its affiliatesi where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships

2.10. Currently provides (or an immediate family membervi provides) professional servicesvii to the company, to an affiliatei of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.
2.11. Is (or an immediate family membervi is)  a partner in, or a controlling shareholder or an employee of, an organization which provides professional servicesvii to the company, to an affiliatei of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.
2.12. Has (or an immediate family membervi has) any material transactional relationshipviii with the company or its affiliatesi (excluding investments in the company through a private placement).
2.13. Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationshipviii with the company or its affiliatesi (excluding investments in the company through a private placement).
2.14. Is (or an immediate family membervi is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowmentsviii from the company or its affiliatesi.

Other Relationships

2.15. Party to a voting agreementix to vote in line with management on proposals being brought to shareholder vote.
2.16. Has (or an immediate family membervi has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committeex.
2.17. Founderxi of the company but not currently an employee.
2.18. Any materialxii relationship with the company.

3. Independent Outside Director (IO)
3.1. No materialxii connection to the company other than a board seat.

Footnotes:

i “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

ii “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider. If the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

iii Includes any former CEO of the company prior to the company’s initial public offering (IPO).

iv When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors:

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the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

v ISS will look at the terms of the interim CEO’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.

vi “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

vii Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

viii A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE/Amex listing standards. In the case of a company which follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

ix Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement, will generally be classified as independent unless determined otherwise taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

x Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

xi The operating involvement of the founder with the company will be considered. Little to no operating involvement may cause ISS to deem the founder as an independent outsider.

xii For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of

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shareholders.

Board-Related Management Proposals

Age Limits

Vote AGAINST management proposal to limit the tenure of outside directors through mandatory retirement ages.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify (stagger) the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Generally vote AGAINST management proposals to eliminate cumulative voting.

Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e., "permissive indemnification") but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

•	If only the director’s legal expenses would be covered.

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Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Majority Vote Threshold for Director Elections

Generally vote FOR management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote AGAINST if no carve-out for plurality in contested elections is included.

Term Limits

Vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Board-Related Shareholder Proposals/Initiatives

Age Limits

Vote AGAINST shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Annual Election (Declassification) of the Board

Vote FOR shareholder proposals to repeal classified (staggered) boards, and to elect all directors annually.

CEO Succession Planning

Generally vote FOR proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

•	The reasonableness/scope of the request; and

•	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

Generally vote FOR shareholder proposals to restore or provide for cumulative voting unless:

•	The company has proxy access, thereby allowing shareholders to nominate directors to the company’s ballot; and

•
The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

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Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•	The company disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•	The scope and structure of the proposal.

Establishment of Board Committees Shareholder Proposals

Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

•	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

•	Level of disclosure regarding the issue for which board oversight is sought;

•	Company performance related to the issue for which board oversight is sought;

•	Board committee structure compared to that of other companies in its industry sector; and/or

•	The scope and structure of the proposal.

Establishment of Board Policy on Shareholder Engagement

Generally vote FOR shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•	Effectively disclosed information with respect to this structure to its shareholders;

•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•
The company has an independent chairman or a lead director, according to ISS’s definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

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Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing governance structure:

•
Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

-	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

-	serves as liaison between the chairman and the independent directors;

-	approves information sent to the board;

-	approves meeting agendas for the board;

-	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

-	has the authority to call meetings of the independent directors;

-	if requested by major shareholders, ensures that he is available for consultation and direct communication;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•
A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

-	Egregious compensation practices;

-	Multiple related-party transactions or other issues putting director independence at risk;

-	Corporate and/or management scandals;

-	Excessive problematic corporate governance provisions; or

-	Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

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Majority of Independent Directors/Establishment of Independent Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independent outsider. (See Categorization of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Open Access (Proxy Access)

Vote CASE-BY-CASE on shareholder proposals asking for open or proxy access, taking into account:

•	The ownership threshold proposed in the resolution;

•	The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

Proxy Contests- Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Require More Nominees than Open Seats

Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Term Limits

Vote AGAINST shareholder proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

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Vote No Campaigns

In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

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3. Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold

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level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require  an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•
The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

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•	The value of the NOLs;
•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
•
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Poison Pills- Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•
The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•
Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals toRatify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
•	The value of the NOLs;
•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

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•
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

Management or shareholder proposals to change a company's state of incorporation should be evaluated CASE-BY-CASE, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company's governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders' current right to act by written consent;
•	The consent threshold;
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
•	An unfettered5 right for shareholders to call special meetings at a 10 percent threshold;

5 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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•	A majority vote standard in uncontested director elections;
•	No non-shareholder-approved pill; and
•	An annually elected board.

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;
•	Minimum ownership threshold necessary to call special meetings (10% preferred);
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

•	Ownership structure;
•	Quorum requirements; and
•	Vote requirements.

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4. CAPITAL/RESTRUCTURING

Capital

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
o	The company's use of authorized shares during the last three years

•	The Current Request:
o	Disclosure in the proxy statement of the specific purposes of the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
o
The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder- approved shareholder rights plan (poison pill).

Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

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Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
o	The company's use of authorized preferred shares during the last three years;

•	The Current Request:
o	Disclosure in the proxy statement of the specific purposes for the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
o
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

o	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Recapitalization

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

•	More simplified capital structure;

•	Enhanced liquidity;

•	Fairness of conversion terms;

•	Impact on voting power and dividends;

•	Reasons for the reclassification;

•	Conflicts of interest; and

•	Other alternatives considered.

Reverse Stock Splits

 Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote AGAINST proposals when there is not a proportionate reduction of authorized shares, unless:

•	A stock exchange has provided notice to the company of a potential delisting; or
•	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using an allowable increase calculated by ISS.

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Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•	Adverse governance changes;

•	Excessive increases in authorized capital stock;

•	Unfair method of distribution;

•	Diminution of voting rights;

•	Adverse conversion features;

•	Negative impact on stock option plans; and

•	Alternatives such as spin-off.

Restructuring

Appraisal Rights

Vote FOR proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price;

•	Fairness opinion;

•	Financial and strategic benefits;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives for the business;

•	Non-completion risk.

Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

•	Impact on the balance sheet/working capital;

•	Potential elimination of diseconomies;

•	Anticipated financial and operating benefits;

•	Anticipated use of funds;

•	Value received for the asset;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest.

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Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

•	Dilution to existing shareholders' position;

•	Terms of the offer;

•	Financial issues;

•	Management's efforts to pursue other alternatives;

•	Control issues; and

•	Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

•	The reasons for the change;

•	Any financial or tax benefits;

•	Regulatory benefits;

•	Increases in capital structure; and

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

•	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

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•	Offer price/premium;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives/offers considered; and

•	Non-completion risk.

Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

-	Are all shareholders able to participate in the transaction?

-	Will there be a liquid market for remaining shareholders following the transaction?

-	Does the company have strong corporate governance?

-	Will insiders reap the gains of control following the proposed transaction?

-	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed;

•	Percentage ownership;

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives; and

•	Non-completion risk.

Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

•	Management’s efforts to pursue other alternatives;

•	Appraisal value of assets; and

•	The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

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Mergers and Acquisitions

Vote CASE –BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Plans of Reorganization (Bankruptcy)

Vote CASE-BY-CASE on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•	Estimated value and financial prospects of the reorganized company;

•	Percentage ownership of current shareholders in the reorganized company;

•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

•	Existence of a superior alternative to the plan of reorganization; and

•	Governance of the reorganized company.

Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements taking into consideration:

1.	Dilution to existing shareholders' position.

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-	The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion.

2.	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; conversion features; termination penalties; exit strategy.

-	The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial issues.

-
When evaluating the magnitude of a private placement discount or premium, ISS will consider whether it is affected by liquidity, due diligence, control and monitoring issues, capital scarcity, information asymmetry and anticipation of future performance.

3.	Financial issues include but are not limited to examining the following:

-	Company's financial situation;

-	Degree of need for capital;

-	Use of proceeds;

-	Effect of the financing on the company's cost of capital;

-	Current and proposed cash burn rate; and

-	Going concern viability and the state of the capital and credit markets.

4.
Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives. A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

5.	Control issues:

-	Change in management;

-	Change in control,

-	Guaranteed board and committee seats;

-	Standstill provisions;

-	Voting agreements;

-	Veto power over certain corporate actions.

Minority versus majority ownership and corresponding minority discount or majority control premium

6.	Conflicts of interest

-	Conflicts of interest should be viewed from the perspective of the company and the investor.

-	Were the terms of the transaction negotiated at arm’s-length? Are managerial incentives aligned with shareholder interests?

7.	Market reaction

-	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

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Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Special Purpose Acquisition Corporations (SPACs)

Vote CASE-BY-CASE on SPAC mergers and acquisitions taking into account the following:

•
Valuation – Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

•
Market reaction – How has the market responded to the proposed deal? A negative market reaction may be a cause for concern.  Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•
Deal timing – A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•	Negotiations and process – What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

•
Conflicts of interest – How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

•	Voting agreements – Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?

•	Governance – What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Spinoffs

Vote CASE-BY-CASE on spin-offs, considering:

•	Tax and regulatory advantages;

•	Planned use of the sale proceeds;

•	Valuation of spinoff;

•	Fairness opinion;

•	Benefits to the parent company;

•	Conflicts of interest;

•	Managerial incentives;

•	Corporate governance changes;

•	Changes in the capital structure.

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Value Maximization Shareholder Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;

•	Signs of entrenched board and management;

•	Strategic plan in place for improving value;

•	Likelihood of receiving reasonable value in a sale or dissolution; and

•	Whether company is actively exploring its strategic options, including retaining a financial advisor.

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5. COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Evaluate executive pay and practices, as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);

•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders.

Voting Alternatives

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices-- dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

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Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

•
Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A).  Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

•
Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

•
Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

 Primary Evaluation Factors for Executive Pay

Pay for Performance
Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

•	Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS – Global Industry Classification Group); and

•
Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

 If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment.  Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return.  Also consider the mix of performance-based compensation relative to total compensation.  In general, standard stock options or time-vested restricted stock are not considered to be performance-based.  If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program.  The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

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Problematic Pay Practices
If the company maintains problematic pay practices, generally vote:

•	AGAINST management "say on pay" (MSOP) proposals;
•	AGAINST/WITHHOLD on compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO):
o	In egregious situations;
o	When no MSOP item is on the ballot; or
o	When the board has failed to respond to concerns raised in prior MSOP evaluations; and/or
•	AGAINST an equity incentive plan proposal if excessive non-performance-based equity awards are the major contributors to a pay-for-performance misalignment.

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.   The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
•	New or extended agreements that provide for:
o	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
o	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
o	CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

•	Multi-year guaranteed bonuses;

•	A single performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

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Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-BY-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness
Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay:

•	Poor disclosure practices, including:

-	Unclear explanation of how the CEO is involved in the pay setting process;

-	Retrospective performance targets and methodology not discussed;

-	Methodology for benchmarking practices and/or peer group not disclosed and explained.

•	Board’s responsiveness to investor input and engagement on compensation issues, for example:

-	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

-	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

Frequency of Advisory Vote on Executive Compensation (Management "Say on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

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Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on proposals to approve the company's golden parachute compensation, consistent with ISS' policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

•	Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);
•	Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);
•
Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);
•	Potentially excessive severance payments;
•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;
•
In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•
The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.  ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company's separate advisory vote on compensation ("management "say on pay"), ISS will evaluate the "say on pay" proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•
The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

•
The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group but no more than two percentage points (+/-) from the prior-year industry group cap;

•
Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for problematic pay practices.

Each of these factors is described below:

Cost of Equity Plans

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

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The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap.  The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Repricing Provisions

Vote AGAINST plans that do not expressly prohibit  the repricing or exchange of underwater stock options without prior shareholder approval.  "Repricing" includes the ability to do any of the following:

•	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
•	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR  exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST equity plans for companies whose average three-year burn rates exceeds the greater of: (1) the mean (μ) plus one standard deviation (σ) of the company's GICS group segmented by Russell 3000 index and non-Russell 3000 index (per the Burn Rate Table published in December); and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate cap changes will be limited to a maximum of two (2) percentage points (plus or minus) the prior year's burn-rate cap.

If a company fails to fulfill a burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

Burn Rate Table for 2011

		Russell 3000			Non-Russell 3000
GICS	Description	Mean	Standard Deviation	2011 Burn Rate Cap*	Mean	Standard Deviation	2011 Burn Rate Cap*
1010	Energy	1.91%	2.12%	4.03%	3.92%	9.62%	6.30%
1510	Materials	1.63%	1.41%	3.04%	2.25%	4.73%	6.54%

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2010	Capital Goods	1.78%	1.56%	3.34%	3.14%	6.03%	6.69%
2020	Commercial Services & Supplies	2.96%	3.79%	4.89%	4.33%	9.02%	5.53%
2030	Transportation	1.75%	1.61%	3.36%	2.57%	6.12%	4.31%
2510	Automobiles & Components	2.00%	1.26%	3.25%	5.15%	14.37%	4.99%
2520	Consumer Durables & Apparel	2.18%	1.08%	3.26%	2.20%	4.10%	5.37%
2530	Consumer Services	2.93%	5.08%	4.80%	3.60%	6.39%	5.17%
2540	Media	2.35%	1.75%	4.10%	2.89%	3.46%	6.03%
2550	Retailing	2.45%	1.66%	4.11%	2.22%	2.41%	4.62%
3010, 3020, 3030	Consumer Staples	1.86%	1.90%	3.76%	3.23%	5.08%	5.17%
3510	Health Care Equipment & Services	2.90%	1.76%	4.66%	4.40%	5.53%	9.92%
3520	Pharmaceuticals & Biotechnology	3.92%	4.48%	7.16%	6.14%	10.35%	10.58%
4010	Banks	1.36%	1.41%	2.78%	1.13%	3.73%	4.12%
4020	Diversified Financials	5.03%	7.33%	7.15%	4.66%	5.88%	10.30%
4030	Insurance	1.58%	1.46%	3.04%	1.69%	5.09%	4.31%
4040	Real Estate	1.01%	1.01%	2.02%	1.07%	2.12%	3.18%
4510	Software & Services	4.40%	2.86%	7.26%	6.36%	15.15%	9.58%
4520	Technology Hardware & Equipment	3.56%	2.28%	5.84%	5.07%	10.87%	9.08%
4530	Semiconductor Equipment	4.07%	2.57%	6.64%	4.48%	3.29%	7.78%
5010	Telecommunication Services	2.79%	2.07%	4.50%	6.46%	14.75%	7.08%
5510	Utilities	0.78%	0.56%	2.00%	6.51%	14.22%	3.64%

*The cap is generally the Mean + Standard Deviation, subject to minimum cap of 2% (de minimus allowance) and maximum +/- 2 percentage points relative to prior year burn rate cap for same industry/index group.

A premium (multiplier) is applied on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

Stock Price Volatility	Multiplier
54.6% and higher	1 full-value award will count as 1.5 option shares
36.1% or higher and less than 54.6%	1 full-value award will count as 2.0 option shares
24.9% or higher and less than 36.1%	1 full-value award will count as 2.5 option shares
16.5% or higher and less than 24.9%	1 full-value award will count as 3.0 option shares
7.9% or higher and less than 16.5%	1 full-value award will count as 3.5 option shares

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Less than 7.9%	1 full-value award will count as 4.0 option shares

Pay-for-Performance- Impact on Equity Plans

If a significant portion of the CEO’s misaligned pay is attributed to equity awards, and there is an equity plan on the ballot, vote AGAINST the equity plan, taking in to consideration:

•	Magnitude of pay increase/decrease in the last fiscal year;

•	Source of pay increase (cash or equity); and

•	Proportion of equity awards granted in the last fiscal year concentrated at the named executive officer level.

See Pay-for-Performance discussion under Executive Pay Evaluation for further details.

Liberal Definition of Change-in-Control

Generally vote AGAINST equity plans if the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Problematic Pay Practices

If the equity plan on the ballot is a vehicle for problematic pay practices, vote AGAINST the plan.

Specific Treatment of Certain Award Types in Equity Plan Evaluations:

Dividend Equivalent Rights
Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling Provisions
Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards.  Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Operating Partnership (OP) units in Equity Plan analysis of Real Estate Investment Trusts (REITs)
For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

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Option Overhang Cost
Companies with sustained positive stock performance and high overhang cost attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider  CASE-BY-CASE a carve-out of a portion of cost attributable to overhang, considering the following criteria:

•
Performance: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

•
Overhang Disclosure: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company's overhang. Specifically, the following disclosure would be required:

-	The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;

-
The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

-	The general vesting provisions of option grants; and

-	The distribution of outstanding option grants with respect to the named executive officers;

•
Dilution: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company's three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company’s unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year’s weighted average shares outstanding (as used in the company’s calculation of basic EPS) and divide the sum of the new share request and all available shares under the company’s equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

•
Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

Other Compensation Plans

401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans-- Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

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•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans-- Non-Qualified Plans
Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) are considered CASE-BY-CASE using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in ISS’s classification of director independence, or if the plan contains excessive problematic provisions.

Option Exchange Programs/Repricing Options
Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

•	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing--was the stock price decline beyond management's control?

•	Is this a value-for-value exchange?

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•	Are surrendered stock options added back to the plan reserve?

•	Option vesting--does the new option vest immediately or is there a black-out period?

•	Term of the option--the term should remain the same as that of the replaced option;

•	Exercise price--should be set at fair market or a premium to market;

•	Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal.  The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time.  Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule.  Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash
Vote CASE-BY-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using  the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs
One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

•	Executive officers and non-employee directors are excluded from participating;

•
Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

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Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders.  Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders.  The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Cost of the program and impact of the TSOs on company’s total option expense

•	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Equity Plans for Non-Employee Directors

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.  Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

-	A minimum vesting of three years for stock options or restricted stock; or

-	Deferred stock payable at the end of a three-year deferral period.

•	Mix between cash and equity:

-	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

-	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites provided to non-employee directors; and

•
Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table.  The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans

Vote AGAINST retirement plans for non-employee directors.

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Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Generally vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan.  However, the company’s existing policies regarding responsible use of company stock will be considered.

Bonus Banking/Bonus Banking “Plus”

Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation;

•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

•	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants- Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a

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senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

•	while employed and/or for two years following the termination of their employment ; or

•	for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

-	Rigorous stock ownership guidelines;

-	A holding period requirement coupled with a significant long-term ownership requirement; or

-	A meaningful retention ratio;

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;

•	Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

-	Rigorous stock ownership guidelines, or

-	A holding period requirement coupled with a significant long-term ownership requirement, or

-	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on

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a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Non-Deductible Compensation

Generally vote FOR proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

Pay for Superior Performance

Generally vote FOR shareholder proposals based on a CASE-BY-CASE analysis that requests the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. The proposal has the following principles:

•	Sets compensation targets for the Plan’s annual and long-term incentive pay components at or below the peer group median;

•	Delivers a majority of the Plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•
Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•
Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

•
If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

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•
First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives.  Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards.  Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•
Second, assess the rigor of the company’s performance-based equity program.  If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal.  Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design.  If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives.  These principles include:

•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan.

•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit CEOs from serving on Compensation Committees

Generally vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoup Bonuses

Vote CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program.  Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. ISS will take into consideration:

•	If the company has adopted a formal recoupment bonus policy;

•	If the company has chronic restatement history or material financial problems; or

•	If the company’s policy substantially addresses the concerns raised by the proponent.

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Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote CASE-BY-CASE on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•
Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control.  Change in control is defined as a change in the company ownership structure.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock.  Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity

Vote CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity. Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are consider a poor pay practice under ISS policy, and may even result in withheld votes from compensation committee members. The second component of this proposal –- related to the elimination of accelerated vesting – requires more careful consideration. The following factors will be taken into regarding this policy.

•
The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares.

•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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Tax Gross-Up Proposals

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

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6. Social/Environmental Issues

Overall Approach

Generally vote with Management on the following Corporate Responsibility issues:

•	Animal Welfare
o	Animal Testing
o	Animal Welfare Policies
o	Controlled Atmosphere Killing (CAK)
•	Consumer Issues
o	Genetically Modified Ingredients
o	Consumer Lending
o	Pharmaceutical Pricing, Access to Medicines, and Product Reimportation
o	Product Safety and Toxic/Hazardous Materials
o	Tobacco
•	Diversity
o	Board Diversity
o	Equality of Opportunity
o	Gender Identity, Sexual Orientation, and Domestic Partner Benefits
•	Climate Change and the Environment
o	Climate Change
o	Concentrated Animal Feeding Operations (CAFOs)
o	Energy Efficiency
o	Facility and Operational Safety/Security
o	Greenhouse Gas (GHG) Emissions
o	Operations in Protected Areas
o	Recycling
o	Renewable Energy
•	General Corporate Issues
o	Charitable Contributions
o	Environmental, Social, and Governance (ESG) Compensation-Related Proposals
o	Health Pandemics
o	Lobbying Expenditures/Initiatives
o	Political Contributions and Trade Associations Spending
•	International Issues, Labor Issues, and Human Rights
o	Community Social and Environmental Impact Assessments
o	Foreign Military Sales/Offsets
o	Internet Privacy and Censorship
o
o	Labor and Human Rights Standards
o	MacBride Principles
o	Nuclear and Depleted Uranium Weapons
o	Operations in High Risk Markets
o	Outsourcing/Offshoring
•	Sustainability
o	Sustainability Reporting

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7. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

•	Past performance relative to its peers;

•	Market in which fund invests;

•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

•	Experience and skills of director candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment.

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

•	Proposed and current fee schedules;

•	Fund category/investment objective;

•	Performance benchmarks;

•	Share price performance as compared with peers;

•	Resulting fees relative to peers;

•	Assignments (where the advisor undergoes a change of control).

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Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

•	Stated specific financing purpose;

•	Possible dilution for common shares;

•	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

•	Potential competitiveness;

•	Regulatory developments;

•	Current and potential returns; and

•	Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	The fund's target investments;

•	The reasons given by the fund for the change; and

•	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

•	Political/economic changes in the target market;

•	Consolidation in the target market; and

•	Current asset composition.

Change in Fund's Subclassification

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

•	Potential competitiveness;

•	Current and potential returns;

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•	Risk of concentration;

•	Consolidation in target industry.

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company;

•	The fund’s past performance;

•	The terms of the liquidation.

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

•	The degree of change implied by the proposal;

•	The efficiencies that could result;

•	The state of incorporation;

•	Regulatory standards and implications.

Vote AGAINST any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

•
Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

•	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

•	Regulations of both states;

•	Required fundamental policies of both states;

•	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives;

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•	The proposed distributor’s reputation and past performance;

•	The competitiveness of the fund in the industry;

•	The terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

•	Resulting fee structure;

•	Performance of both funds;

•	Continuity of management personnel;

•	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s Net Asset Value (NAV);

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.

2011 PPM America U.S. Proxy Voting Guidelines Summary v1.7

[Sub-Adviser: Wellington Management Company, llp]

Wellington Management Company, llp
Global Proxy Policies and Procedures

Introduction
Wellington Management Company, llp (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are incorporated by reference to these Global Proxy Policies and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion.  While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules.  Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision.  The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines.  In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policy	As a matter of policy, Wellington Management:

1
Takes responsibility for voting client proxies only upon a client’s written request.

2
Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3

Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4

Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

Wellington Management Company, llp
Global Proxy Policies and Procedures

5
Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6
Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7
Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8

Provides all clients, upon request, with copies of these Global Proxy Policies and
Procedures, the Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9

Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policies and Procedures and the Guidelines; and
ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight
Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policies and Procedures and the
Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers.  The firm’s Legal and Compliance Group monitors regulatory requirements with respect to proxy voting on a global basis and works with the
Corporate Governance Committee to develop policies that implement those requirements.  Day-to-day administration of the proxy voting process at
Wellington Management is the responsibility of the Global Research Services
Group.  In addition, the Global Research Services Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Wellington Management Company, llp
Global Proxy Policies and Procedures

Statement of Procedures	Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting	Authorization to Vote
Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank.  If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to
Wellington Management or its voting agent.  Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation

To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.
Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-
receipt.

Research

In addition to proprietary investment research undertaken by Wellington
Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

•
Generally, issues for which explicit proxy voting guidance is provided in the
Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global
Research Services Group and voted in accordance with the Guidelines.

•
Issues identified as “case-by-case” in the Guidelines are further reviewed by the Global Research Services Group.  In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•
Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote.  Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes
Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies.  Annually, the Corporate
Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process.  In addition, the Corporate
Governance Committee encourages all personnel to contact the Global Research
Services Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria.  Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance
Committee, who will resolve the conflict and direct the vote.  In certain circumstances, the designated members may determine that the full Corporate
Governance Committee should convene.  Any Corporate Governance
Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients.  While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending

Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program.
In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted.  Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington
Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking).  When reviewing proxies in share blocking countries, Wellington
Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington
Management would consider the possibility of blocking shares.  The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote.
As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time.  The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances.  Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines.  In addition, Wellington
Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information
Wellington Management maintains records of proxies voted pursuant to Section
204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee
Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policies and Procedures may be amended from time to time by Wellington Management.  Wellington Management provides clients with a copy of its Global Proxy Policies and Procedures, including the Guidelines, upon written request.  In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated:  July 8, 2009

Wellington Management Company, llp
Global Proxy Voting Guidelines

Introduction
Upon a client’s written request, Wellington Management Company, llp
(“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities.  Wellington
Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders.  Hence, Wellington
Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies.  Moreover, while these Global Proxy
Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical.  Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.  It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington
Management anticipates voting on these proposals.  The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines	Composition and Role of the Board of Directors

•	Election of Directors:	Case-by-Case

We believe that shareholders’ ability to elect directors
annually is the most important right shareholders have. We
generally support management nominees, but will withhold
votes from any director who is demonstrated to have acted
contrary to the best economic interest of shareholders. We
may also withhold votes from directors who failed to
implement shareholder proposals that received majority
support, implemented dead-hand or no-hand poison pills,
or failed to attend at least 75% of scheduled board meetings.

Wellington Management Company, llp

Wellington Management Company, llp
Global Proxy Voting Guidelines

•	Classify Board of Directors:	Against
We will also vote in favor of shareholder proposals seeking to declassify boards.

•	Adopt Director Tenure/Retirement Age (SP):	Against

•	Adopt Director & Officer Indemnification:	For
We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

•	Allow Special Interest Representation to Board (SP):	Against

•	Require Board Independence:	For

We believe that, in the absence of a compelling counter-
argument or prevailing market norms, at least 65% of a
board should be comprised of independent directors, with
independence defined by the local market regulatory
authority.  Our support for this level of independence may
include withholding approval for non-independent
directors, as well as votes in support of shareholder
proposals calling for independence.

•	Require Key Board Committees to be Independent.	For
Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

•	Require a Separation of Chair and CEO or Require a	For
Lead Director:

•	Approve Directors’ Fees:	For

•	Approve Bonuses for Retiring Directors:	Case-by-Case

Wellington Management Company, llp

Wellington Management Company, llp
Global Proxy Voting Guidelines

•	Elect Supervisory Board/Corporate Assembly:	For

•	Elect/Establish Board Committee:	For

•	Adopt Shareholder Access/Majority Vote on Election of	Case-by-Case
Directors (SP):

We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and
therefore generally will support those proposals that seek to adopt such a standard.  Our support for such proposals will
extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance
policy.

Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections.  Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management Compensation

•	Adopt/Amend Stock Option Plans:	Case-by-Case

•	Adopt/Amend Employee Stock Purchase Plans:	For

•	Approve/Amend Bonus Plans:	Case-by-Case
In the US, Bonus Plans are customarily presented for

shareholder approval pursuant to Section 162(m) of the
Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA
stipulates that certain forms of compensation are not tax-
deductible unless approved by shareholders and subject to
performance criteria. Because OBRA does not prevent the
payment of subject compensation, we generally vote “for”
these proposals.  Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and

Wellington Management Company, llp

Wellington Management Company, llp
Global Proxy Voting Guidelines

approval of a stock option plan.  In such cases, failure of the proposal prevents the awards from being granted.  We will
vote against these proposals where the grant portion of the
proposal fails our guidelines for the evaluation of stock option plans.

•	Approve Remuneration Policy:	Case-by-Case

•	To approve compensation packages for named executive Officers:	Case-by-Case

•	To determine whether the compensation vote will occur every 1, 2 or 3 years:	1 Year

•	Exchange Underwater Options:	Case-by-Case
We may support value-neutral exchanges in which senior management is ineligible to participate.

•	Eliminate or Limit Severance Agreements (Golden Parachutes):	Case-by-Case
We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

•	To approve golden parachute arrangements in connection with certain corporate transactions:	Case-by-Case

•	Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP):	Case-by-Case

We believe that severance arrangements require special
scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof.  But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation
policy where respect for industry practice and reasonable
overall levels of compensation have been demonstrated.

•	Expense Future Stock Options (SP):	For

Wellington Management Company, llp

Wellington Management Company, llp
Global Proxy Voting Guidelines

•	Shareholder Approval of All Stock Option Plans (SP):	For

•	Disclose All Executive Compensation (SP):	For

Reporting of Results

•	Approve Financial Statements:	For

•	Set Dividends and Allocate Profits:	For

•	Limit Non-Audit Services Provided by Auditors (SP):	Case-by-Case
We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

•	Ratify Selection of Auditors and Set Their Fees:	Case-by-Case
We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

•	Elect Statutory Auditors:	Case-by-Case

•	Shareholder Approval of Auditors (SP):	For

Shareholder Voting Rights

•	Adopt Cumulative Voting (SP):	Against
We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

•	Shareholder Rights Plans	Case-by-Case

Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of
shareholders.  However, these plans also may be misused to
entrench management.  The following criteria are used to
evaluate both management and shareholder proposals regarding shareholder rights plans.

Wellington Management Company, llp

Wellington Management Company, llp
Global Proxy Voting Guidelines

evaluate both management and shareholder proposals regarding shareholder rights plans.

-	We generally support plans that include:
-	Shareholder approval requirement
-	Sunset provision
-	Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt
shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for
authorization of blank check preferred shares (see below).

•	Authorize Blank Check Preferred Stock:	Case-by-Case
We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

•	Eliminate Right to Call a Special Meeting:	Against

•	Increase Supermajority Vote Requirement:	Against
We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

•	Adopt Anti-Greenmail Provision:	For

•	Adopt Confidential Voting (SP):	Case-by-Case
We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

•	Remove Right to Act by Written Consent:	Against

Capital Structure

•	Increase Authorized Common Stock:	Case-by-Case

Wellington Management Company, llp

Wellington Management Company, llp
Global Proxy Voting Guidelines

We generally support requests for increases up to 100% of the shares currently authorized.  Exceptions will be made when
the company has clearly articulated a reasonable need for a
greater increase. Conversely, at companies trading in less
liquid markets, we may impose a lower threshold.

•	Approve Merger or Acquisition:	Case-by-Case

•	Approve Technical Amendments to Charter:	Case-by-Case

•	Opt Out of State Takeover Statutes:	For

•	Authorize Share Repurchase:	For

•	Authorize Trade in Company Stock:	For

•	Approve Stock Splits:	Case-by-Case
We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

•	Approve Recapitalization/Restructuring:	Case-by-Case

•	Issue Stock with or without Preemptive Rights:	Case-by-Case

•	Issue Debt Instruments:	Case-by-Case

Social Issues

•	Endorse the Ceres Principles (SP):	Case-by-Case

•	Disclose Political and PAC Gifts (SP):	Case-by-Case
We generally do not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

•	Require Adoption of International Labor Organization’s Fair Labor Principles (SP):	Case-by-Case

•	Report on Sustainability (SP):	Case-by-Case

Wellington Management Company, llp

Wellington Management Company, llp
Global Proxy Voting Guidelines

Miscellaneous

•	Approve Other Business:	Against

•	Approve Reincorporation:	Case-by-Case

•	Approve Third-Party Transactions:	Case-by-Case

Dated: April 28, 2011

Wellington Management Company, llp